UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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Exchange Act of 1934 (Amendment No.      )
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BEST FOR ALL℠

Notice of Annual Meeting of Stockholders and Proxy Statement

VIRTUAL STOCKHOLDER MEETING

Transitioning to
Best for AllSM
CREATING LONG-TERM STOCKHOLDER VALUE
In 2021, we made significant progress in transitioning to our Best for All strategy to provide our customers with profitable steel solutions while creating a more sustainable future for all our stakeholders. Our strategy will help create long-term stockholder value by pursuing a business model that is more resilient to market volatility and is more profitable through the business cycle.
Value Creation is driven by growing our competitive advantages in low-cost iron ore, mini mill steelmaking and best-in-class finishing capabilities.
But our Best for All strategy goes far deeper than steelmaking methods. It’s about creating an environment where talented people grow and thrive. It’s about an intensified focus on our customers that guides collaborative, cross-functional teams and drives game-changing solutions. It’s about innovating to lead the way to sustainable steel.
Sustaining lives and livelihoods by creating a more sustainable future, for our company and the stakeholders who depend on us, is not only the right thing to do, it’s also essential to our long-term success.

A Message from our
Board Chair
David S. Sutherland Board Chair
On behalf of the Board of Directors, it is my pleasure to invite you to the 2022 Annual Meeting of Stockholders of United States Steel Corporation, which is to be held at 8:00 a.m., Eastern Time (ET), on Tuesday, April 26, 2022 via live audio webcast at www.virtualshareholdermeeting.com/X2022.
I have been a part of U. S. Steel’s Board of Directors since 2008 and have had the privilege of serving our stockholders, customers, employees, and communities as Board Chair since 2014. I can say that through that time, I have not been more excited by the change happening at the Corporation than I am now. 2021 was a successful year for U. S. Steel as our employees dedicated themselves to excellence and execution to achieve record safety, financial and operational performance with significant milestones in executing the Best for All strategy, expanding the Corporation’s capabilities and positioning the Corporation to deliver increasing value to our stockholders.

At the Board level, we continue to embrace our oversight responsibilities, and we met 7 times as a Board throughout the year to stay informed and carry out our duties. Our Board members possess a diverse set of skills and backgrounds that allow us to approach decisions from a wholistic viewpoint. We also ensure the Board’s membership is appropriately comprised through our regular evaluation process and active board refreshment, and we have added 5 new board members in the past 3 years, including most recently, Terry Dunlap, who brings decades of steel industry expertise, as well as valuable experience in safety and labor relations.
The Board has put in place and strongly believes that our executive compensation program design incentivizes and engages our management team to execute the strategy to ensure U. S. Steel’s future success and is highly aligned with stockholder interests. Our corporate strategy is aligned with our sustainability strategy, and under the Board’s oversight, we have embedded strategic objectives and sustainability goals into our long-term executive compensation awards.
Please read the attached Proxy Statement, and we ask that you vote for our proposals to elect the eleven qualified and committed nominees for director, confirm our strong pay-for-performance executive compensation program, and ratify PwC as our independent auditor. We thank you for your continued support for U. S. Steel and in the Board as stewards of your investment.
Sincerely,
David S. Sutherland
Board Chair

U. S. Steel Tower
600 Grant Street
Pittsburgh, PA 15219
Notice of 2022
Annual Meeting
of Stockholders
Items of Business:
Stockholders are being asked to vote on the following proposals:
Proposal 1:
To elect eleven directors nominated by our Board of Directors
Proposal 2:
To consider and act on a non-binding advisory vote regarding the approval of compensation paid to certain executive officers
Proposal 3:
To ratify the appointment of PricewaterhouseCoopers LLP as U. S. Steel’s independent public registered accounting firm
Your vote is important, and you are encouraged to vote promptly whether or not you plan to virtually attend the 2022 Annual Meeting of Stockholders.
This proxy statement is provided in connection with a solicitation of proxies by the Board of Directors of United States Steel Corporation (the “Board”) to be used at the Annual Meeting of Stockholders to be held on Tuesday, April 26, 2022 at 8:00 a.m., Eastern Time, and at any adjournment or postponement thereof  (the “Annual Meeting”). This proxy statement is first being provided to our stockholders on or about March 11, 2022.
BY ORDER OF THE BOARD OF DIRECTORS
Megan A. Bombick
Associate General Counsel and Corporate Secretary
March 11, 2022
When:
Tuesday, April 26, 2022, 8:00 a.m. Eastern Time
Record Date:
February 28, 2022
Where:
Virtual Meeting www.virtualshareholdermeeting.com/X2022
Your Vote Matters: How to Vote
Online
Prior to the Annual Meeting, visit www.proxyvote.com and use the control number that appears on your proxy card when you access the webpage.
Mail
Complete and sign the proxy card and return it in the enclosed postage pre-paid envelope.
Phone

If your shares are held in the name of a broker, bank or other nominees, follow the telephone voting instructions provided on your voting instruction card. If your shares are registered in your name, call 1-800-690-6903 and follow the telephone voting instructions. You will need the 16-digit control number that appears on your proxy.

At the Meeting

Stockholders as of February 28, 2022 (the “record date”) may attend the virtual Annual Meeting and vote by using the 16-digit control number found on the proxy card, voting instructions or notice you previously received.

Important Notice Regarding the Availability of Proxy Materials for the 2022 Annual Meeting of Stockholders to be held on Tuesday, April 26, 2022: Our Proxy Statement and 2021 Annual Report are available free of charge on our website at www.ussteel.com or www.proxyvote.com.

U. S. Steel Tower 600 Grant Street Pittsburgh, PA 15219
Dear Fellow U.S. Steel
Stockholders
David B. Burritt
President & CEO
March 11, 2022
Reflecting on 2021, it was a record year, and one where we defined the new U. S. Steel, voiced our ambitions as a global corporate citizen and set the course for our long-term future.
Steel is essential. And since 1901, we have been producing the steels that society needs and that keep people safe in their daily lives. Today at U. S. Steel, we’re changing the way we produce steels to those that are more sustainable than ever. We’re making it possible for our customers to deliver safe, strong, and durable products …and doing our part to solve the hardest societal challenges from climate change. And we’re doing so to advance the long-term interests of our stakeholders, lowering operating costs, reducing our capital intensity and carbon intensity and increasing profitability to position us for long-term success.
The pandemic that has circled the globe and persists as I pen this letter has changed the way we do business. The world suffered a terrible human toll, and as a company, we were reminded that leading and enabling a strong values-based culture where our employees can thrive is paramount; having a resilient business model, able to endure ups and downs, is fundamental; and securing a regional supply chain is critical to our economy. And so, in 2021 we articulated the next phase of our strategy … getting to Best for All to set the course for our future and one that benefits all our stakeholders.
As a company we measure our success in a number of ways: first and foremost, by ensuring the health and safety of our employees; by consistently delivering outstanding financial performance; by strengthening our unique value proposition for our customers; by ensuring we create an inclusive culture to support a diverse and high performing workforce; and by optimizing the impact we have on society. And, without a doubt, 2021 was our best year yet.
LEADER IN SAFETY
Once again we bested all industry peers and benchmarks in our OSHA Days Away from Work performance at 0.06 days, a U. S. Steel record. Our constant focus on safety is embedded into our culture and we look for ways to continuously improve and share our knowledge, including with our newest colleagues. We know that making steel is a difficult but necessary job, and the safety of our workforce is our unwavering top priority. Through our active involvement with the National Safety Council and Campbell Institute and implementation of our Safety Management System and Steel Safety and Security Center of Excellence, we are working to make injury-free work environments a reality. We’ve also set a target to achieve ISO 45001 certification at Big River Steel by the end of 2023 and the balance of our operating facilities beginning in 2024.
RECORD FINANCIAL PERFORMANCE
In 2021, we dramatically accelerated our transformation and delivered record financial results for our stockholders.
We achieved exceptional earnings performance, delivering an over 200% increase in revenues, net earnings of approximately $4.2 billion, adjusted EBITDA of approximately $5.6 billion, 28% EBITDA margin and earnings per share growth of over 150% to $14.88 per share. This remarkable financial success allowed us to repay over $3.1 billion in debt in 2021, and derisk our already overfunded pension and OPEB plan by approximately $280 million, ending the year with liquidity of approximately $5.0 billion, including cash of  $2.5 billion. Of our remaining debt, 80% is due in 2029 and beyond. In addition, we returned capital to our stockholders through $173 million in share buybacks and dividends and committed over $3 billion in capital expenditures to fuel future growth to expand our competitive advantages.

Because of our financial success and the strength of our balance sheet, we’ve been able to invest in our future by executing our strategy, focusing on three pillars:
–
Leveraging our low-cost iron ore position, including increased production at our mines to support internal needs and third-party sales;

–
Expanding competitive advantages in mini mill steelmaking, including progressing on the construction of a new greenfield mini mill steelmaking facility; and

–
Investing in best-in-class finishing capabilities, including the new non-grain oriented electrical steel line and construction galvalume line at our Big River Steel facility, both announced in 2021.

We advanced all aspects of this strategy in 2021, and you will see more details in this proxy statement.
STRENGTHENING OUR UNIQUE VALUE PROPOSITION FOR OUR CUSTOMERS
Our strategy also requires a deliberate focus on customer-centricity. We provide steel to over 850 customers, primarily in the automotive/transportation, appliance, electrical steel, construction, energy, service centers and packaging industries, as we accelerate our efforts to build differentiated customer-supplier relationships. Doing so requires that we build a connection to support and anticipate their materials needs. We do this in a variety of ways, including by bringing our customers into our innovation and R&D processes, and we have received external recognition by a number of organizations for the progress we have made. As we adapted to a more virtual work environment during the pandemic, we leveraged the opportunities to have more connections with our customers and at more levels within our organizations. We continue to seek ways to connect with our customers and find mutually beneficial solutions to their needs and the needs of their customers.
CREATING AN INCLUSIVE CULTURE TO SUPPORT A DIVERSE AND HIGH PERFORMING WORKFORCE
None of our success in 2021 would be possible without the hard work and dedication of our over 24,000 employees. We know that attracting and retaining top talent requires that we have an environment where everyone can thrive. In 2021, we continued and expanded our diversity and inclusion initiatives, and again achieved a 100% score on the Human Rights Campaign’s Corporate Equality Index for the third year in a row. We also engaged our employees and solicited their feedback on the distributed, hybrid working environment, as we assessed plans for the post-pandemic working environment, and found that our employees are more satisfied, more productive and demand the flexibility such an environment allows. We believe that continuing a flexible work environment for employees, where possible, will help us attract and retain top talent in a competitive environment, and enable a productive and innovative environment for a more connected culture. We also continued efforts to promote talent development and succession planning throughout the organization, as detailed in this proxy statement.
OPTIMIZING OUR IMPACT ON SOCIETY AND THE PLANET
As corporate citizens, we take seriously our responsibility to the communities in which we live and work. Engagement in our communities occurs at every level, and I am heartened to see how our dedicated employees devote time to improving their communities, through school enhancement projects, park clean up and food and toy drives, among other activities. We established the “United by Service” award this year to recognize the incredible contribution of our U.S.-based employees. In Slovakia, our USSK employees completed more than one hundred community support projects, including donating over 5,000 meals to local homeless shelters. As a corporation, we also know that investing in our communities is investing in our future, and that’s why we have again partnered with the Pittsburgh Steelers and the Pittsburgh Penguins professional sports franchises to promote STEM and literacy education in our Mon Valley community.
We also work every day to ensure we keep our environment clean, and in 2021 achieved excellent environmental performance. We also are doing our part to reduce greenhouse gas (GHG) emissions and have announced mid-term and long-term goals for GHG emissions reductions. As we continue our strategy to capitalize on the infinite recyclability of steel with our transition to mini mill steelmaking, we expect to achieve our 2030 goal to reduce GHG emissions intensity by 20% and are making good progress towards our 2050 net zero ambition. We are also partnering with like-minded organizations to explore and pursue possible technologies to further reduce carbon in the steelmaking process. These efforts are detailed in our 2020 Sustainability Report, our inaugural Task Force on Climate-related Financial Disclosures (TCFD) Report, our Roadmap to 2050 and in this proxy statement.
REPRESENTING AND RESPONDING TO OUR STOCKHOLDERS
This last year provided us many opportunities to engage with our stockholders through a variety of platforms to understand your views and priorities, and to update you on our progress to create long-term value for all our stakeholders. We remain committed to ongoing and meaningful engagement with our stockholders. Our executive leadership team met directly with investors throughout the year, including through virtual conferences and round tables. Our cross-functional stockholder engagement team, consisting of our Investor Relations group, Strategy & Sustainability group, Human Resources organization, and Corporate Secretary office, also meets with a broad base of investors throughout the year to discuss executive compensation, corporate governance, and sustainability practices. You can read more about our robust stockholder engagement in this proxy statement.
YOUR VOTE MATTERS
We encourage you to read the accompanying proxy statement for more information about U. S. Steel and vote your shares on the proposals discussed in line with the recommendations made by our Board of Directors.
In closing, thank you for your continued interest in U. S. Steel. While 2021 was a year of records, our best years are ahead.
Now let’s get back to work  –  safely.
Sincerely,
David B. Burritt President & CEO

Cautionary note regarding forward-looking statements
This document contains information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” “should,” “will,” “may” and similar expressions or by using future dates in connection with any discussion of, among other things, the construction or operation of new or existing facilities, operating performance, trends, events or developments that we expect or anticipate will occur in the future, statements relating to volume changes, share of sales and earnings per share changes, anticipated cost savings, potential capital and operational cash improvements, anticipated disruptions to our operations and industry due to the COVID-19 pandemic, changes in global supply and demand conditions and prices for our products, international trade duties and other aspects of international trade policy, statements regarding our future strategies, products and innovations, statements regarding our greenhouse gas emissions intensity reduction goals, and statements expressing general views about future operating results. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only the Corporation’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Corporation’s control. It is possible that the Corporation’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. Our Corporation undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our Corporation’s historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to the risks and uncertainties described in “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2021, and those described from time to time in our future reports filed with the Securities and Exchange Commission (“SEC”). References to (i) “U. S. Steel,” the “Corporation,” “we,” “us,” and “our” refer to United States Steel Corporation and its consolidated subsidiaries unless otherwise indicated by the context, (ii) “Big River Steel” refers to Big River Steel Holdings LLC and its direct and indirect subsidiaries unless otherwise indicated by the context and (iii) “Transtar” refers to Transtar LLC and its direct and indirect subsidiaries unless otherwise indicated by the context.
U. S. Steel does not incorporate into this document the contents of any website or the documents referred to in this proxy statement.
Throughout this proxy statement, we refer to certain non-GAAP measures, including EBITDA, adjusted EBITDA and free cash flow. See the reconciliation to the corresponding GAAP measure set forth in Appendix A of this proxy statement.
References throughout this document to GHG emissions refer to Scope 1 and Scope 2 emissions.

Proxy Summary	The Virtual Annual Meeting will be held: Tuesday, April 26, 2022 8:00 a.m. Eastern Time Record Date: February 28, 2022
Voting Matters
Stockholders are being asked to vote on the following matters at the 2022 Annual Meeting of Stockholders:
		For more information	Board Recommendation
Proposal 1	Election of Directors	Page 1	FOR each Nominee
Proposal 2	Advisory Vote on the Compensation of Named Executive Officers	Page 33	FOR
Proposal 3	Ratification of the Appointment of PricewaterhouseCoopers LLP as Independent Registered Public Accounting Firm	Page 76	FOR
Stockholders will also transact any other business that may properly come before the meeting.
WHAT’S NEW

 –
Transition to Mini Mill Footprint: Building on our January 2021 acquisition of Big River Steel (“BRS”), last year we also announced planned construction of a second mini mill greenfield site, and investments in finishing capabilities at our BRS location, all which are expected to increase profitability and support our sustainability goals.

 –
Board Refreshment: In the last three years, five new directors have joined our Board bringing important skills, experiences and diversity to our Board.

 –
Improved Sustainability Reporting: In 2021, we issued our first report aligned with the recommendations from the Task Force on Climate-related Financial Disclosures (TCFD) and published a “Roadmap to Net Zero” on our website to provide transparent explanation of our long-term strategy to reduce GHG emissions.

We have issued a Sustainability report each of the last three years, providing continued disclosure and transparency into our Sustainability program, including a reporting index aligned with relevant Global Reporting Initiative (GRI) and Sustainability Accounting Standards Boards (SASB) standards.

 –
Financial and Compensation Metrics aligned with ESG Goals: In 2021 we modified three of our revolving credit facilities to include sustainability-linked covenants, and also granted a long-term performance award to our executives based, in part, on achievement of GHG emissions reductions, as we continue to align our sustainability goals with our Best for All strategy.

UNITED STATES STEEL CORPORATION 2022 PROXY STATEMENT1

PROXY SUMMARY ELECTION OF DIRECTORS
ELECTION OF DIRECTORS
The Board is composed of a diverse mix of highly experienced individuals who oversee U. S. Steel’s strategy and business performance. The Board recommends a vote FOR each of the eleven nominees listed below. All of the nominees are currently serving as directors.
Committee composition shown below is as of the date of this proxy statement.
					U. S. Steel Committees
Director Nominee	Age	Director Since	Principal Occupation/Experience	Other Public Company Boards	Audit	Compensation & Organization	Corporate Governance & Sustainability	Executive
Tracy A. Atkinson	57	2020	Ret. EVP and Chief Administration Officer, State Street Corporation	2	■	■
David B. Burritt	66	2017	President and CEO, United States Steel Corporation	1				■
Terry L. Dunlap	62	2022	Fmr. CEO and President of TimkenSteel and Ret. Executive Vice President of Allegheny Technologies	2	■		■
John J. Engel	60	2011	Chairman, President and CEO, WESCO International, Inc.	1		■	■
John V. Faraci	72	2019	Fmr. Executive Chairman, Carrier Global Corporation and Ret. Chairman and CEO, International Paper Co.	3*	■	■
Murry S. Gerber	69	2012	Ret. Chairman and CEO, EQT Corporation	2	■
Jeh C. Johnson	64	2020	Partner, Paul, Weiss, Rifkind, Wharton & Garrison LLP and Fmr. Secretary, Dept. of Homeland Security	1		■	■
Paul A. Mascarenas	60	2016	Ret. Chief Technical Officer, Ford Motor Company	3			■
Michael H. McGarry	64	2019	Chairman & CEO, PPG Industries Inc.	1	■	■
David S. Sutherland (Board Chair)	72	2008	Ret. President and CEO, IPSCO, Inc.	2				■
Patricia A. Tracey	71	2007	Ret. VP, Homeland Security and Defense Services, HP Enterprise Services	0	■		■
■ Member   ■ Chair
*
Mr. Faraci is not standing for re-election for the board of directors of Carrier Global Corporation or the board of directors of PPG Industries, Inc. and will retire from these boards on April 14, 2022 and April 21, 2022, respectively.

2UNITED STATES STEEL CORPORATION 2022 PROXY STATEMENT

PROXY SUMMARY SNAPSHOT OF 2022 DIRECTOR NOMINEES
SNAPSHOT OF 2022 DIRECTOR NOMINEES
Our Director nominees possess skills and experiences aligned to our current and future strategy and business needs, and demonstrate a high degree of integrity, ability to exercise sound judgment and an understanding of corporate governance and best practices. Annual Board evaluations also include an assessment of whether the Board has an appropriate mix of skills, experience and other characteristics. Our Board recently refreshed its analysis of skills and experiences.
Composition and Diversity of Independent Director Nominees

UNITED STATES STEEL CORPORATION 2022 PROXY STATEMENT3

PROXY SUMMARY CORPORATE GOVERNANCE
CORPORATE GOVERNANCE

We are committed to good corporate governance, which promotes the long-term interests of stockholders, strengthens Board and management accountability, and helps build public trust in U. S. Steel. Our governance highlights include:

–
Annual election of directors

–
10 of our 11 director nominees are independent, including the Board Chair

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Independent Audit, Compensation & Organization, and Corporate Governance & Sustainability committees

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Regular executive sessions of independent directors

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Robust oversight of strategic objectives, risk management and sustainability by full Board and committees

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Annual Board and committee self-evaluations

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Executive compensation driven by pay-for-performance philosophy

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Active Board refreshment approach to ensure Board composition aligns with corporate strategy

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Proxy access right in line with market standards

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Stock ownership and holding guidelines for directors and executives

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A robust Code of Ethical Business Conduct that is based on our S.T.E.E.L. Principles

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Annual stockholder engagement

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Best in class compliance commitment

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Regular review of Chief Executive Officer (“CEO”) and senior management succession planning

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Ability of our Board and its committees, at their sole discretion, to hire independent advisors, including counsel, at U. S. Steel’s expense

OUR COMMITMENT TO STOCKHOLDER ENGAGEMENT

In 2021, we contacted stockholders representing approximately 40% of our outstanding shares and held meetings with investors who accepted our invitation, representing approximately 15% of our outstanding stock. Our stockholders provided constructive feedback and were generally supportive of our current governance, sustainability and compensation practices.

Topics covered in our engagement meetings:

–
Strategy Transitioning to Best for All to provide customers with profitable steel solutions for all of our stakeholders

–
Sustainability program focused on driving U. S. Steel towards its future as a sustainable solutions provider

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Executive Compensation program that aligns pay for performance and incentivizes behaviors to deliver long-term stockholder value

–
Human Capital Management to ensure safety first for our employees, enhance inclusion and diversity and invest in the communities where we live and work

–
Board Composition and Effectiveness to oversee risk and grounded in good governance

4UNITED STATES STEEL CORPORATION 2022 PROXY STATEMENT

PROXY SUMMARY OUR 2021 PERFORMANCE HIGHLIGHTS
OUR 2021 PERFORMANCE HIGHLIGHTS
Our executive team and employees made significant progress on our long-term strategic goals to transition to Best for All in 2021. We achieved this by investing in Best for All advanced technology and products to expand our competitive advantages, enhancing our sustainability program to support our environmental stewardship goals and those of our customers, transforming our balance sheet to support execution of our strategy, and ensuring we have a talented and diverse workforce to lead and execute our business plans.
Record Setting Safety and Operating Performance
–
All-time best days away from work (DAFW) safety performance at 0.06, significantly outperforming the industry average reported by the U.S. Bureau of Labor Statistics

–
Continued stringent COVID-19 protocols and encouraged and facilitated access to vaccinations to ensure health and safety of employees and continuity of operations

–
Operated facilities efficiently and effectively, achieving record levels of productivity, quality and reliability

Innovating for our Customers
–
Launched verdeX product line of sustainable steels to help customers meet their growing need for a less carbon intensive supply chain

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First trade shipments of coated XG3 AHSS material, including a launch on the new Jeep Grand Cherokee

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Big River Steel awarded 2021 Daimler Sustainability Recognition

–
Partnered with Greenbrier and Norfolk Southern to innovate sustainable lightweight production of railcars

Transitioning to Best for All
–
Completed acquisition of Big River Steel, and invested in non-grain oriented electrical steel line and coating line to further enhance best-in-class finishing capabilities

–
Announced construction of a second mini mill facility located in Osceola, Arkansas

–
Transformed balance sheet, repaying $3.1 billion of debt to get to year-end liquidity of approximately $5.0 billion, including approximately $2.5 billion of cash, to support the execution of our strategy

–
Divested non-core asset with sale of Transtar railroad business for $640 million

Record Financial Performance to Deliver Long-Term Value to our Stockholders and Support strategy Execution
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Achieved net earnings of approximately $4.2 billion with record of approximately $5.6 billion EBITDA; 28% EBITDA margins

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Achieved 33% total shareholder return

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Generated $3.2 billion in free cash flow

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Achieved record low 23-day cash conversion cycle time, demonstrating intense focus on cash efficiency

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Reinstated $0.05 quarterly dividend in fourth quarter and established $300 million stock repurchase program, with $173 million of direct returns to stockholders in 2021

Demonstrating our Commitment to Environmental Stewardship
–
Released enhanced and updated Sustainability Report, including a reporting index aligned with relevant Global Reporting Initiative (GRI) and Sustainability Accounting Standards Boards (SASB) standards

–
Published U. S. Steel’s first Task Force on Climate-Related Financial Disclosures (TCFD) Report and published a “Roadmap to Net Zero” on our website to provide transparent explanation of our long-term strategy to reduce GHG emissions.

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Announced bold ambition to achieve net zero carbon emissions by 2050

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Became first North American steel company to join ResponsibleSteel, the industry’s first global multi-stakeholder standard and certification program

Investing in our People and our Community
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Named to Newsweek’s List of the 100 Most Loved Workplaces for 2021

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Awarded a perfect “100” score by the Human Rights Campaign® Corporate Equality Index for the third straight year

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Sponsored two fellows for the CEO Action for Diversity & Inclusion™

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Launched United by Service volunteer campaign to provide paid time to employees contributing to their communities

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Launched multi-year initiative with Pittsburgh Penguins and the Penguins Foundation to invest in literacy and provide access to sports within the Mon Valley and expanded our existing partnership on STEM education for local schoolchildren with the Pittsburgh Steelers to add support of veterans

UNITED STATES STEEL CORPORATION 2022 PROXY STATEMENT5

PROXY SUMMARY EXECUTIVE COMPENSATION
EXECUTIVE COMPENSATION
The goal of our executive compensation program is to attract, reward and retain leaders who create long-term value for our stockholders by delivering on objectives that support our long-term strategy. Appropriately motivating and incentivizing our leadership team to ensure continuity through the strategic transformation is a top priority of the compensation program.
To meet this objective and to align our executives’ interests with those of our stockholders, a significant portion of our named executive officers’ (“NEO”) compensation is variable and “at risk”, and total target compensation is aligned at a level competitive with the median of our peer group.
2021 CEO Compensation Decisions and Results
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Majority of CEO target compensation is variable and “at risk,” being performance- and/or stock-based

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2021 target compensation mix consistent with prior year’s target compensation mix; total target direct compensation aligned with peer group median

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Maximum target annual incentive and slightly above target long-term incentive payouts correlate with performance against rigorous goals

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Long-term transformation award granted to CEO and NEOs to reward extraordinary and accelerated achievement of strategy, tied to strategic sustainability targets

FY 2021 CEO TOTAL TARGET DIRECT COMPENSATION (“TTDC”)
FY 2021 AVERAGE NEO TOTAL TARGET DIRECT COMPENSATION
*
TTDC does not include the one-time Strategic Transformation Award described in more detail later in the Compensation Discussion & Analysis section of this proxy statement.

6UNITED STATES STEEL CORPORATION 2022 PROXY STATEMENT

PROXY SUMMARY EXECUTIVE COMPENSATION
Compensation Governance Practices
The Compensation & Organization Committee (the “Compensation Committee”), which consists solely of independent directors, has implemented the following best practices for our executive compensation program:
What We Do
– Consider results of “say on pay” votes when making compensation decisions
– Regularly engage with our stockholders about our executive compensation program
– Align pay and performance
– Cap annual and long-term incentive awards, including when TSR is negative
– Use an independent compensation consultant
– Require significant stock ownership of executive officers
– Use a market-based approach (competitive within our peer group) for determining NEO target pay levels
– Require a “double trigger” for change in control severance
– Provide for clawback of incentive awards if our financial statements are restated or an executive intentionally or recklessly engages in gross misconduct
– Annually review risks associated with our compensation programs
What We Don’t Do

–
No excise tax gross ups for change in control payments

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No guaranteed minimum payout of annual or long-term performance awards

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No repricing of options

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No hedging transactions, short sales or pledging of our common stock by our directors or executive officers

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No dividends or dividend equivalents on unearned RSUs or performance shares

UNITED STATES STEEL CORPORATION 2022 PROXY STATEMENT7

Proposal 1:
Election of Directors
Stockholders are being asked to elect eleven director nominees for a one-year term.

Board Recommendation:
The Board of Directors recommends a vote “FOR” the election of each nominee.

At the Annual Meeting, eleven director nominees are up for election for a one-year term. Each nominee elected will serve until our next annual meeting of stockholders and until his or her successor is duly elected and qualified. All of the nominees are presently members of the Board of Directors. The Board unanimously recommends that stockholders vote FOR the election of all eleven nominees. Mr. Dunlap was elected to the Board by the Board of Directors in February 2022 upon the recommendation of the Board Chair.
MAJORITY VOTE
Except in the case of contested elections, each director nominee is elected if a majority of the votes are cast for that director’s election. The term “a majority of the votes cast” means that the number of votes cast “for” a director’s election exceeds the number of votes cast “against” the director’s election, with abstentions and broker non-votes not counted as votes cast either “for” or “against” the director’s election. A “contested election” is one in which the number of nominees exceeds the number of directors to be elected at the meeting.
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If a nominee who is currently serving as a director is not re-elected, then the director would continue to serve on the Board until the director’s successor is duly elected and qualified or until the director’s earlier resignation or removal.

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If the director fails to receive a majority of the votes cast in an election that is not a contested election, then that director must tender an irrevocable offer to resign from the Board, contingent upon acceptance of such offer of resignation by the Board of Director.

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If an incumbent director fails to receive a majority of the votes cast in an election that is not a contested election, then the Corporate Governance & Sustainability Committee, or another independent committee designated by the Board of Directors, must make a recommendation to the Board as to whether to accept or reject the offer of resignation of the incumbent director, or to take other action.

The Board must act on the offer of resignation, taking into account the committee’s recommendation, within 90 days following certification of the election results. The Corporate Governance & Sustainability Committee, in making its recommendation, and the Board, in making its decision, may consider such factors and other information as it may consider appropriate and relevant to the circumstances.
DIRECTOR INDEPENDENCE
A brief description of the background and qualifications of each nominee is provided on pages 12-17. No nominee has a familial relationship to any other director, nominee for director or executive officer. The independence of directors and nominees and other information related to the Board of Directors is described under the heading, “Corporate Governance—Director Independence” in this proxy statement. If any nominee for whom you have voted becomes unable to serve, your proxy may be voted for another person designated by the Board.
DIRECTOR LIMITATIONS ON OTHER BOARDS
Our Corporate Governance Principles limit the number of public company boards our directors may serve on to five, and for currently serving public company CEOs, to three.

8	UNITED STATES STEEL CORPORATION 2022 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS DIRECTOR RETIREMENT POLICY
DIRECTOR RETIREMENT POLICY
Our Corporate Governance Principles require any non-employee director to retire at the first annual meeting of stockholders after he or she reaches the age of 74. However, the Board may grant exceptions to this policy on a case-by-case basis. Each employee director must retire from the Board when he or she ceases to be an executive officer of U. S. Steel. However, the CEO may remain on the Board after retirement as an employee, at the Board’s request, through the last day of the month in which he or she turns 70. All directors who undergo a significant change in their business or professional careers must volunteer to resign from the Board.
SELECTION OF DIRECTOR NOMINEES
The Corporate Governance & Sustainability Committee is responsible for identifying nominees for election to the Board. The Corporate Governance & Sustainability Committee may consider nominees suggested by several sources, including outside search firms, incumbent Board members and stockholders.
The Corporate Governance & Sustainability Committee seeks candidates with experience and abilities relevant to serving as a director of U. S. Steel and who will represent the best interests of stockholders as a whole, and not any specific interest group or constituency. The committee, with input from the Board Chair and other directors, evaluates the qualifications of each director candidate in accordance with the criteria described in the director qualification standards section of our Corporate Governance Principles.
Director Qualifications Criteria
In evaluating the qualifications of director nominees, the Corporate Governance & Sustainability Committee considers factors including, but not limited to, the following:

Independence. Directors should neither have, nor appear to have, a conflict of interest that would impair the director’s ability to represent the interests of all our stakeholders and to fulfill the responsibilities of a director.
Commitment. Directors should be able to contribute the time necessary to be actively involved in the Board and its decision making and should be able and willing to prepare for and attend Board and committee meetings.
Diversity. In selecting candidates for recommendation or re-election to the Board, the Corporate Governance & Sustainability Committee considers all aspects of a candidate’s qualifications and skills in the context of the needs of U. S. Steel at that point in time with a view to creating a Board with a diversity of experience and perspectives, including diversity with respect to race, gender, education and background, and areas of expertise. Accordingly, the Corporate Governance & Sustainability Committee includes, and has any search firm that it engages include, women and minority candidates in the pool from which the Committee selects director candidates.

Experience. Directors should be or have been in leadership positions in their field of endeavor and have a record of excellence in that field.
Integrity. Directors should have a reputation of integrity and be of the highest ethical character.
Judgment. Directors should have the ability to exercise sound business judgment on a large number of matters.
Knowledge. Directors should have a firm understanding of business strategy, corporate governance, board operations and other relevant business matters.
Skills. Directors should be selected so that the Board has an appropriate mix of skills in critical core areas, including, but not limited to: risk oversight, strategic planning, operations of a large organization, accounting, compensation, finance, technology and innovation, sustainability, government relations, and legal.

These director qualification standards are evaluated by the Corporate Governance & Sustainability Committee each time a new candidate is considered for Board membership. The Corporate Governance & Sustainability Committee and the Board may take into account other factors they consider to be relevant to the success of a publicly traded company operating in the steel industry. As part of the annual nomination process, the Committee reviews the qualifications of each director nominee, including currently serving Board members, and reports its findings to the Board. On February 22, 2022, the Corporate Governance & Sustainability Committee determined that each director nominee satisfied the director qualification standards and advised the Board that each of the director nominees listed under “Proposal 1: Election of Directors” was qualified to serve on the Board.

UNITED STATES STEEL CORPORATION 2022 PROXY STATEMENT	9

PROPOSAL 1: ELECTION OF DIRECTORS SELECTION OF DIRECTOR NOMINEES
Stockholder Recommendations for Director Nominees
The Corporate Governance & Sustainability Committee will consider director nominees recommended by stockholders. Notice of a recommendation must be sent in writing to the Chair of the Corporate Governance & Sustainability Committee, c/o the Corporate Secretary of United States Steel Corporation, 600 Grant Street, Suite 1884, Pittsburgh, PA 15219. The recommendation must include:
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the candidate’s name, address, occupation and share ownership;

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any other biographical information that will enable the Corporate Governance & Sustainability Committee to evaluate the candidate in light of the criteria described above; and

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information concerning any relationship between the candidate and the stockholder making the recommendation.

The recommendation must also identify the writer as a stockholder of U. S. Steel and provide sufficient detail for the Corporate Governance & Sustainability Committee to consider the recommended individual’s qualifications. The Committee will evaluate the qualifications of candidates recommended by stockholders using the same criteria as used for other Board-nominated candidates.
Under the collective bargaining agreement with the United Steelworkers (the “USW”), the USW has the ability to recommend up to two individuals to be considered for Board membership. The agreement recognizes that every director has a fiduciary duty to U. S. Steel and all of its stockholders, and that each individual recommended by the USW must meet the criteria described above.

10	UNITED STATES STEEL CORPORATION 2022 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS DIRECTOR NOMINEE SKILL MATRIX
DIRECTOR NOMINEE SKILL MATRIX
We consider current Board skills, background, experience, tenure and anticipated retirements to identify gaps that may need to be filled through the Board refreshment process. The following chart summarizes the core competencies that the Board considers valuable to effective oversight of U. S. Steel and illustrates how the current Board members individually and collectively represent these key competencies. The lack of an indicator for a particular item does not mean that the director does not possess that qualification, skill, or experience rather, the indicator represents that the item is a core competency that the director brings to the Board.

UNITED STATES STEEL CORPORATION 2022 PROXY STATEMENT	11

PROPOSAL 1: ELECTION OF DIRECTORS 2022 DIRECTOR NOMINEES
2022 DIRECTOR NOMINEES
For the upcoming Annual Meeting, the Board, based on the recommendation of the Corporate Governance & Sustainability Committee, is recommending the election of each nominee as a director. Each nominee has informed the Board that he or she is willing to serve as a director. If any nominee should decline or become unable or unavailable to serve as a director for any reason, your proxy authorizes the persons named in the proxy to vote for a replacement nominee, if the Board names one. It is the intention of the proxyholders to vote proxies for the election of the nominees named in this proxy statement unless such authority is withheld.
A brief biography about the background and qualifications of each director nominee is provided on the following pages.
The Board of Directors recommends a vote “FOR” the election of each of the following 2022 Director Nominees for a one-year term.
Skills & Experience – Top Level Enterprise/Corporate Leadership – High Level Financial – Technology Transformation – Risk Management	Tracy A. Atkinson
	Age: 57 Director Since: 2020	Committees – Audit – Compensation & Organization	Other Public Company Boards – Raytheon Technologies Corporation (formerly Raytheon Company) – Affiliated Managers Group Inc.

Experience
Ms. Atkinson served as Executive Vice President of State Street Corporation from 2008 until March 2020 and as its Chief Administration Officer from May 2019 to March 2020. Prior to that role, Ms. Atkinson served as State Street Corporation’s Chief Compliance Officer from 2017 to May 2019, and its Treasurer from 2016 to 2017. From 2009 to 2010, Ms. Atkinson served as Executive Vice President and Chief Compliance Officer of State Street Corporation, and she served as Executive Vice President and State Street Global Advisors’ Chief Compliance Officer from 2008 to 2009. Prior to joining State Street Corporation in 2008, Ms. Atkinson served in various leadership positions at MFS Investment Management from 2004 to 2008 and as a Partner at PricewaterhouseCoopers from 1999 to 2004, after having joined the firm in 1988.
Ms. Atkinson received a bachelor’s degree in accounting from the University of Massachusetts and is a certified public accountant.

	Qualifications – Expertise in public company accounting, risk management, disclosure, financial system management		– Corporate governance and audit expertise gained through service on boards of other large corporations

12	UNITED STATES STEEL CORPORATION 2022 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS 2022 DIRECTOR NOMINEES

Skills & Experience
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Top Level Enterprise/Corporate Leadership

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High Level Financial

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Human Capital Talent Development and Labor

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Customer Centricity and Innovation

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Technology Transformation

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International Markets

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Steel/Related Industry

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Environmental and Sustainability

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Risk Management

David B. Burritt
Age: 66 Director Since: 2017	Committees – Executive	Other Public Company Boards – Lockheed Martin Corporation

Experience
Mr. Burritt has served as president and chief executive officer of United States Steel Corporation since May 2017. At that time, Mr. Burritt was also named to U. S. Steel’s Board of Directors. He had been elected president and chief operating officer in February 2017 with executive responsibility for all aspects of the Corporation’s day-to-day business in the United States and Central Europe. Mr. Burritt joined U. S. Steel in September 2013 to serve as executive vice president and chief financial officer with responsibility for all aspects of its strategic and financial matters. In January 2015, he added executive leadership of U. S. Steel’s North American Flat-rolled commercial entities and corporate support services. Prior to joining U. S. Steel, Mr. Burritt, served as chief financial officer at Caterpillar Inc. Mr. Burritt is a member of The Business Council and the National Safety Council. He also serves on the Executive Committee of the worldsteel Board of Directors. Mr. Burritt holds a bachelor’s degree in Accounting from Bradley University and a master’s degree in business administration from the University of Illinois in Champaign.

Qualifications
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Insider’s view of U. S. Steel as a result of his daily management of the Corporation and regular communication with employees, customers and stockholders

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Over four decades of experience in the understanding of complex strategic, financial and operational matters

– Expertise in public company accounting, risk management, disclosure, financial system management, manufacturing and commercial operations and business transformation

Skills & Experience
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Top Level Enterprise/Corporate Leadership

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High Level Financial

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Human Capital Talent Development and Labor

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Customer Centricity and Innovation

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Technology Transformation

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International Markets

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Steel/Related Industry

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Environmental and Sustainability

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Risk Management

Terry L. Dunlap
Age: 62 Director Since: 2022	Committees – Audit – Corporate Governance & Sustainability	Other Public Company Boards – Matthews International Corporation – Ampco-Pittsburgh Corporation – TimkenSteel Corporation (2015-2021)

Experience
Terry L. Dunlap is principal of Sweetwater LLC, a consulting firm with a focus on manufacturing and technology. Previously, he served as Interim Chief Executive Officer and President of TimkenSteel Corporation from 2019 to 2021. Prior thereto, Mr. Dunlap spent 31 years with Allegheny Technologies, where he served as Executive Vice President, Flat-Rolled Products from May 2011 until his retirement in December 2014; President, ATI Allegheny Ludlum from 2002 to 2014; and Group President, ATI Flat-Rolled Products from 2008 to 2011. Mr. Dunlap is a member of the Board of Directors at Ampco-Pittsburgh Corporation and Matthews International, and previously served on the board of directors of TimkenSteel Corporation. He is a member and past president of the Indiana University of Pennsylvania Foundation Board. Mr. Dunlap received a Bachelor of Science degree in marketing from Indiana University of Pennsylvania.

Qualifications – Broad and deep knowledge of the steel industry – Executive experience managing and overseeing strategic, operational and financial matters for a large, complex enterprise		– Knowledge and insight regarding manufacturing and innovation, safety and labor relations

UNITED STATES STEEL CORPORATION 2022 PROXY STATEMENT	13

PROPOSAL 1: ELECTION OF DIRECTORS 2022 DIRECTOR NOMINEES

Skills & Experience
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Top Level Enterprise/Corporate Leadership

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High Level Financial

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Human Capital Talent Development and Labor

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Customer Centricity and Innovation

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Technology Transformation

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International Markets

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Steel/Related Industry

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Environmental and Sustainability

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Risk Management

John J. Engel
Age: 60 Director Since: 2011	Committees – Compensation & Organization – Corporate Governance & Sustainability (Chair)	Other Public Company Boards – WESCO International, Inc.

Experience
Mr. Engel has served as Chairman, President and Chief Executive Officer of WESCO International, Inc. since 2011. Previously, at WESCO International, Inc., Mr. Engel served as President and Chief Executive Officer from 2009 to 2011, and Senior Vice President and Chief Operating Officer from 2004 to 2009. Before joining WESCO in 2004, Mr. Engel served as Senior Vice President and General Manager of Gateway, Inc.; Executive Vice President and Senior Vice President of Perkin Elmer, Inc.; and Vice President and General Manager of Allied Signal, Inc. Mr. Engel also held various engineering, manufacturing and general management positions at General Electric Company. Mr. Engel is a member of the Business Roundtable and the Business Council and is a member of the board of directors of the National Association of Manufacturers. Mr. Engel holds a Bachelor of Science degree in mechanical engineering from Villanova University. He received his Master of Business Administration from the University of Rochester.

Qualifications
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Executive experience managing and overseeing strategic, operational and financial matters for a large, complex enterprise

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Extensive experience in global manufacturing and logistics, operational issues, human capital management, and business leadership

– Knowledge of financial system management, public company accounting, disclosure requirements and financial markets.

Skills & Experience:
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Top Level Enterprise/Corporate Leadership

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High Level Financial

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Human Capital Talent Development and Labor

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Steel/Related Industry

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International Markets

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Environmental and Sustainability

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Risk Management

John V. Faraci
Age: 72 Director Since: 2019	Committees – Audit – Compensation & Organization (Chair)	Other Public Company Boards – Conoco Phillips Company – PPG Industries, Inc. (2012-2022) – Carrier Global Corporation (2020-2022) – United Technologies Corporation (2005-2020)

Experience
Mr. Faraci served as Chairman and Chief Executive Officer of International Paper from 2003 to 2014. During his 40-year career at International Paper, Mr. Faraci served in a series of financial, planning and management positions, including President and Chief Executive Officer and Chief Financial Officer. He previously served as Executive Chairman of Carrier from 2020-2021. He is a trustee of the American Enterprise Institute, and a member of the Council on Foreign Relations.
Mr. Faraci graduated from Denison University with a degree in history and economics. He received his Master of Business Administration from the University of Michigan’s Ross School of Business.

Qualifications
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Executive experience managing and overseeing strategic, operational and financial matters for a large, complex enterprise

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Expertise in public company accounting, risk management, disclosure, financial system management

– Corporate governance and audit expertise gained through service on boards of other large corporations

14	UNITED STATES STEEL CORPORATION 2022 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS 2022 DIRECTOR NOMINEES

Skills & Experience
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Top Level Enterprise/ Corporate Leadership

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High Level Financial

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Human Capital Talent Development and Labor

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Technology Transformation

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Steel/Related Industry

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International Markets

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Environmental and Sustainability

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Risk Management

Murry S. Gerber
Age: 69 Director Since: 2011	Committees – Audit (Chair)	Other Public Company Boards – BlackRock, Inc. – Halliburton Company

Experience
Mr. Gerber served as Executive Chairman of EQT Corporation, an integrated energy production company, from 2010 until May 2011, as its Chairman from 2000 to 2010, as its President from 1998 to 2007 and as its Chief Executive Officer from 1998 to 2000. Prior to joining EQT Corporation, Mr. Gerber served as the CEO of Coral Energy (now Shell Trading North America) from 1995 to 1998. He is a member of the board of trustees of the Pittsburgh Cultural Trust.
Mr. Gerber holds a bachelor’s degree in geology from Augustana College and a master’s degree in geology from the University of Illinois.

Qualifications
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Deep knowledge of the energy industry, an important supplier to and customer of U. S. Steel

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Executive experience managing and overseeing strategic, operational and financial matters for a large, complex enterprise

– Corporate governance and audit expertise derived from service on boards of other multinational corporations
Skills & Experience – Top Level Enterprise/ Corporate Leadership – Human Capital Talent Development and Labor – Technology Transformation – Environmental and Sustainability – Risk Management	Jeh C. Johnson
	Age: 64 Director Since: 2020	Committees – Audit – Corporate Governance & Sustainability	Other Public Company Boards – Lockheed Martin Corporation – PG&E Corporation (2017-2018)

Experience
Secretary Johnson has been a partner in the law firm of Paul, Weiss, Rifkind, Wharton & Garrison LLP since January 2017. Previously, Secretary Johnson served as U.S. Secretary of Homeland Security from December 2013 to January 2017; as General Counsel of the U.S. Department of Defense from 2009 to 2012; as General Counsel of the U.S. Department of the Air Force from 1998 to 2001; and as an Assistant U.S. Attorney in the Southern District of New York from 1988 to 1991. Prior to and between his periods of public service, he was in private practice at Paul, Weiss. Secretary Johnson graduated from Morehouse College, and received his law degree from Columbia Law School. He currently serves as a trustee of Columbia University.

Qualifications
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Extensive experience in legal and government roles contribute skills in the areas of risk management, cybersecurity oversight and public policy

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Executive experience managing and overseeing strategic, operational and financial matters for a large, complex enterprise

– Corporate governance and experience regarding organizational management gained through service on boards of other multinational corporations

UNITED STATES STEEL CORPORATION 2022 PROXY STATEMENT	15

PROPOSAL 1: ELECTION OF DIRECTORS 2022 DIRECTOR NOMINEES
Skills & Experience – Customer-Centricity and Innovation – Technology Transformation – International Markets – Steel/Related Industry – Environmental and Sustainability	Paul A. Mascarenas
	Age: 60 Director Since: 2016	Committees – Corporate Governance & Sustainability	Other Public Company Boards – ON Semiconductor Corp. – The Shyft Group – Borg Warner Inc.

Experience
Mr. Mascarenas served as President and Chairman of the Executive Board of FISITA (Fédération Internationale des Sociétés d’Ingénieurs des Techniques de l’Automobile) from 2014 to 2016. Previously, Mr. Mascarenas worked for 32 years at Ford Motor Company, holding various development and engineering positions, and most recently serving as Chief Technical Officer and Vice President, leading Ford’s worldwide research organization. Mr. Mascarenas is a fellow of the Institution of Mechanical Engineers, and a fellow of the Society of Automotive Engineers. He served as general chairperson for the 2010 SAE World Congress and Convergence and has served on the FISITA board since 2012. Mr. Mascarenas is a Venture Partner with Fontinalis Partners. In 2015, he was awarded an Order of the British Empire (OBE) by Her Majesty, Queen Elizabeth II, for his services to the automotive industry. Mr. Mascarenas received a degree in mechanical engineering from University of London, King’s College in England and in June 2013, received an honorary doctorate degree from Chongqing University in China.

Qualifications
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Extensive experience in product development, program management and business leadership, as well as experience working in an international forum

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Insight and expertise related to the automotive industry, an important customer of U. S. Steel

– Knowledge of complex financial and operational issues

Skills & Experience
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Top Level Enterprise/Corporate Leadership

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High Level Financial

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Human Capital Talent Development and Labor

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Customer-Centricity and Innovation

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Technology Transformation

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International Markets

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Environmental and Sustainability

–
Risk Management

Michael H. McGarry
Age: 64 Director Since: 2019	Committees – Audit – Compensation & Organization	Other Public Company Boards – PPG Industries, Inc.

Experience
Mr. McGarry is the Chairman and Chief Executive Officer of PPG Industries, Inc. From 1981 to 2004, Mr. McGarry progressed through a variety of management positions at PPG, including Market Development Manager, silica products; Operations Manager, silicas; Business Manager, TESLIN® sheet; Product Manager in the derivatives, chlorine, liquid and dry caustic soda businesses; and General Manager, fine chemicals. He was appointed Vice President, chlor-alkali and derivatives in 2004; then Vice President, coatings, Europe, and managing director, PPG Europe in 2006; and Senior Vice President of the Commodity Chemicals reporting segment in 2008. In 2012, he was elected Executive Vice President and then Chief Operating Officer in 2014. Mr. McGarry became President and Chief Operating Officer in March 2015 and joined PPG’s Board of Directors in July 2015. He became President and Chief Executive Officer on September 1, 2015 and Chairman and Chief Executive Officer on September 1, 2016. Mr. McGarry graduated from the University of Texas at Austin with a Bachelor of Science degree in mechanical engineering and completed the Advanced Management Program at Harvard Business School.

Qualifications
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Executive experience managing and overseeing strategic, operational and financial matters for a large, complex enterprise

–
Expertise in public company accounting, risk management, disclosure, financial system management

– Extensive experience in global manufacturing and logistics, operational issues, and business leadership

16	UNITED STATES STEEL CORPORATION 2022 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS 2022 DIRECTOR NOMINEES

Skills & Experience
–
Top Level Enterprise/Corporate Leadership

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High Level Financial

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Human Capital Talent Development and Labor

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Customer Centricity and Innovation

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Steel/Related Industry

–
Environmental and Sustainability

–
Risk Management

David S. Sutherland (Board Chair)
Age: 72 Director Since: 2008	Committees – Executive	Other Public Company Boards – GATX Corporation – Imperial Oil, Ltd.

Experience
Mr. Sutherland serves as the Corporation’s Independent Board Chair. He retired as President and Chief Executive Officer of the former IPSCO, Inc., a leading North American steel producer, in July 2007 after spending 30 years with the company and more than five years as President and Chief Executive Officer. Mr. Sutherland is a former chairman of the American Iron and Steel Institute and served as a member of the boards of directors of the Steel Manufacturers Association, the International Iron and Steel Institute, the Canadian Steel Producers Association and the National Association of Manufacturers. Mr. Sutherland earned a Bachelor of Commerce degree from the University of Saskatchewan and a Master of Business Administration from the University of Pittsburgh’s Katz Graduate School of Business.

Qualifications – Broad and deep knowledge of the steel industry – Executive experience managing and overseeing strategic, operational and financial matters for a large, complex enterprise		– Corporate governance and audit expertise derived from service on boards of other multinational corporations

Skills & Experience
–
Top Level Enterprise/Corporate Leadership

–
Human Capital Talent Development and Labor

–
Customer Centricity and Innovation

–
Technology Transformation

–
Environmental and Sustainability

–
Risk Management

Patricia A. Tracey
Age: 71 Director Since: 2007	Committees – Audit – Corporate Governance & Sustainability	Other Public Company Boards – None

Experience
Vice Admiral Tracey retired as Vice President, Homeland Security and Defense Services for HP Enterprise Services in October 2016. She worked with Hewlett Packard Co. in increasingly responsible roles until her retirement, and previously was a Client Industry Executive for business development and performance improvement with Electronic Data System Corporation, which was acquired by Hewlett Packard Co. in August 2008. From 1970 to 2004, Vice Admiral Tracey served in increasingly responsible operational and staff positions with the United States Navy, including Chief of Naval Education and Training from 1996 to 1998, Deputy Assistant Secretary of Defense (Military Personnel Policy) from 1998 to 2001, and Director, Navy Headquarters Staff from 2001 to 2004. Vice Admiral Tracey served as a consultant on decision governance processes to the United States Navy from 2004 to 2005 and to the Department of Defense from 2005 to 2006. She currently advises business owners pursuing opportunities with the U.S. Government. She also serves on the board of trustees of Norwich University and the Board of Directors of Armed Forces Benefits Association. Vice Admiral Tracey holds a Bachelor of Arts degree in Mathematics from the College of New Rochelle and a Master of Science in Operations Research and Systems Analysis from the Naval Postgraduate School.

Qualifications
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Senior executive leadership experience over a 34-year career in the U.S. military

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Deep experience in government affairs, planning and executing large scale organization and workforce transformation strategies, occupational safety and environmental compliance, and governance

– Insight regarding information technology and cybersecurity gained from overseeing implementation of advanced solutions for Department of Defense and Homeland Security agencies

UNITED STATES STEEL CORPORATION 2022 PROXY STATEMENT	17

Corporate
Governance
Corporate governance is a continuing focus at U. S. Steel, embraced by the Board of Directors, management, and all employees. We have a long and rich tradition relating to corporate governance and public company disclosure, including being one of the first publicly traded companies in United States history to hold an annual meeting of stockholders and to publish an annual report. In this section, we describe some of our key governance policies and practices.
OUR GOVERNANCE FRAMEWORK

U. S. Steel is committed to maintaining the highest standards of corporate governance and ethical conduct, which we believe are essential for sustained success and long-term stockholder value. In light of this goal, the Board oversees, counsels and directs management in the long-term interests of U. S. Steel, its stockholders and its customers. Our governance framework gives our highly-experienced directors the structure necessary to provide oversight, advice and counsel to U. S. Steel. The Board’s responsibilities include, but are not limited to:

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overseeing the management of our business and the assessment of our business risks;

–
overseeing the processes for maintaining the integrity of our financial statements and other public disclosures, and compliance with laws and ethical principles;

–
reviewing and approving our major financial objectives and strategic and operating plans;

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overseeing our sustainability, human capital management and succession planning for the CEO and other key executives; and

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establishing an effective governance structure, including appropriate board composition and planning for board succession.

The Board discharges its responsibilities through regularly scheduled meetings as well as through telephonic meetings, actions by written consent and other communications with management as appropriate. U. S. Steel expects directors to attend all meetings of the Board and the Board committees upon which they serve, and all annual meetings of its stockholders.
–
During the fiscal year ended December 31, 2021, the Board held seven meetings and numerous interim conference calls.

–
All of the directors attended in excess of 75% of the meetings of the Board and the committees on which they served.

–
All of the then-serving directors attended the 2021 Annual Meeting of Stockholders.

The Board has long adhered to governance principles designed to assure excellence in the execution of its duties. The Board regularly reviews U. S. Steel’s governance policies and practices, which are responsive to stockholder feedback. These principles are outlined in our Corporate Governance Principles, which, in conjunction with our certificate of incorporation, by-laws, Board committee charters and related policies, form the framework for the effective governance of U. S. Steel.

18	UNITED STATES STEEL CORPORATION 2022 PROXY STATEMENT

CORPORATE GOVERNANCE OUR GOVERNANCE FRAMEWORK
CORPORATE GOVERNANCE MATERIALS
The following materials are available on our website, www.ussteel.com – Corporate Governance Principles – By-laws – Board Committee Charters – Code of Ethical Business Conduct	These materials are also available in print to any person, without charge, upon written request to: Corporate Secretary United States Steel Corporation 600 Grant Street, Suite 1884 Pittsburgh, PA 15219
Corporate Governance at A Glance
Leadership Structure
–
Our Board Chair is independent. He interacts closely with our CEO

–
The independent Board members elect our Board Chair annually. Among other duties, our Board Chair leads executive sessions of the independent directors to discuss certain matters without management present

Board Composition
–
The Board regularly assesses its performance through annual Board and committee self-evaluations

–
The Corporate Governance & Sustainability Committee periodically updates the board skills analysis to ensure the Board composition is aligned with U. S. Steel’s strategic needs

Board Independence	– 10 out of 11 of our nominees are independent – Our CEO is the only management director
Board Committees
–
We have four Board committees  —  Executive, Audit, Corporate Governance & Sustainability, and Compensation & Organization

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With the exception of the Executive Committee (our Board Chair and CEO serve on this committee), all other committees are composed entirely of independent directors

Management Succession Planning
–
The Board actively monitors succession planning and talent development and receives regular updates on employee engagement, inclusion and diversity, and retention matters

–
The Board regularly reviews senior management succession and development plans

Director Stock Ownership
–
Our directors are required to receive more than half of their annual retainer in shares of our common stock, which will either vest after one year or are deferred until retirement, at the election of the director, and are subject to robust ownership requirements

Risk Oversight
–
Our full Board is responsible for risk oversight, and has designated committees to have particular oversight of certain key risks

–
Our Board oversees management as management fulfills its responsibilities for the assessment and mitigation of risks and for taking appropriate risks

Accountability to Stockholders
–
We use majority voting in uncontested director elections

–
We have annual election of directors

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We implemented a proxy access by-law provision in line with market standards, which enables certain of our stockholders to nominate directors and have their eligible nominees included in the proxy statement with our nominees

–
We actively reach out to our stockholders through our engagement program

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Stockholders can contact our Board, our Board Chair or management by mail

UNITED STATES STEEL CORPORATION 2022 PROXY STATEMENT	19

CORPORATE GOVERNANCE BOARD LEADERSHIP STRUCTURE
BOARD LEADERSHIP STRUCTURE
The Board regularly considers the appropriate leadership structure for U. S. Steel. It has concluded that the Corporation and its stockholders are best served by the Board retaining discretion to determine whether the same individual should serve as both Chief Executive Officer and Board Chair, or whether the Board Chair should be an independent director. The Board believes that it is important to retain the flexibility to make this determination at any given point in time based on what will provide the best leadership structure, taking into account the needs of U. S. Steel at that time. David S. Sutherland currently serves as the independent Board Chair.
If the Board Chair is not independent, then the independent directors will elect from among themselves a Lead Director. The Board Chair (or Lead Director) is elected annually by the Board. Because our current Board Chair is independent, his duties also include the duties of the Lead Director set forth below.
Lead Director Duties:

–
chair executive sessions of the non-employee directors;

–
serve as a liaison between the CEO and the independent directors;

–
approve Board meeting agendas and, in consultation with the CEO and the independent directors, approve Board meeting schedules to ensure there is sufficient time for discussion of all agenda items;

–
approve the type of information to be provided to directors for Board meetings;

–
be available for consultation and direct communication with our stockholders;

–
call meetings of the independent directors when necessary and appropriate; and

–
perform other duties as the Board may from time to time designate.

BOARD OVERSIGHT OF STRATEGY
A primary responsibility of our Board is oversight of our business strategy. At each regular Board meeting throughout the year, our Board reviews our strategy, operating plans, and overall financial performance, and progress on each, and provides significant guidance and feedback. In addition, at least one multi-day meeting each year is dedicated to our long-term strategic planning. The Board also devotes significant time to reviewing our capital allocation strategy aligned with the Best for All strategy. Annually, our Board reviews and approves our capital authorization and spending budgets, which are designed to strategically deploy capital intended to facilitate investments required to achieve operational excellence, grow profitability, generate strong returns and improve sustainability performance.
Creating Long-term Stockholder Value

The primary goal of our capital allocation strategy is to create long-term stockholder value driven by three priorities for cash:
–
investing in new, less capital intensive technologies that are less carbon intensive to support sustainable innovation to achieve our Best for All strategy;

–
reinvesting in our current assets to advance operational excellence to deliver high-quality products and service to our customers; and

–
returning cash to stockholders while maintaining our balance sheet priorities that are supportive of the Corporation’s strategic objectives.

To oversee management’s performance in executing our strategy, the Board receives regular updates and actively engages in dialogue with our executive management team. Members of our Board also periodically visit our facilities to monitor the execution of our strategy in our operating segments, and to assess areas for improvement or potential risk.

20	UNITED STATES STEEL CORPORATION 2022 PROXY STATEMENT

CORPORATE GOVERNANCE BOARD OVERSIGHT OF SUCCESSION PLANNING
BOARD OVERSIGHT OF SUCCESSION PLANNING
Our Board and management consider succession planning and professional development to be an integral part of the Corporation’s long-term strategy. The Board and management have a robust, well-developed succession planning process that not only develops internal leadership candidates, but also considers external leadership candidates for top executive roles. Our Board discusses succession planning at each of its quarterly meetings.
Our full Board reviews senior management succession and development plans with our CEO. Our CEO then presents to the independent directors his evaluations and recommendation of future candidates for the CEO position and other senior leadership roles and potential succession timing for those positions, including under emergency circumstances. The Board also reviews and discusses development plans for individuals identified as high-potential candidates for senior leadership positions. The Board is responsible for monitoring our management succession and leadership development plans. Our Corporate Governance Principles require all executive officers to retire at age 65. The Compensation Committee may, in its discretion, waive that requirement, and did waive it for Mr. Burritt and Ms. Breves.
BOARD OVERSIGHT OF SUSTAINABILITY
The Corporate Governance & Sustainability Committee retains oversight of the sustainability program and the risks associated with achieving certain sustainability-related measures. As part of its oversight, the Corporate Governance & Sustainability Committee reviews sustainability as a standing agenda item, including reports and discussions on sustainability strategic priorities, implementation of the GHG emissions and intensity reduction targets, and the use of reporting and disclosure frameworks. The Corporate Governance & Sustainability Committee meets at least four times a year, and reports climate-related matters to the Board, which retains overall oversight of sustainability, risk and strategic direction. In addition, the Audit Committee has been delegated authority to oversee our ERM program and practices, including the Corporation’s evaluation of potential risks relating to climate change. The Audit Committee assists the Board in overseeing the operational activities of the Corporation and the identification and review of risks that could have a material impact on U. S. Steel, including risks related to climate change.
BOARD OVERSIGHT OF CULTURE AND HUMAN CAPITAL MANAGEMENT
Moving up the talent curve is a critical success factor to achieving our corporate strategy. Because we believe U. S. Steel will only be able to successfully execute on its strategic priorities with the full engagement of a talented workforce, the Board and its committees oversee human capital management. The Board receives periodic reports on the results of employee engagement or inclusion surveys, the collective bargaining process and relationship between management and the United Steelworkers, and relevant workforce metrics, including those related to inclusion and diversity, talent development, and pay equity analysis and hiring practices.
Director Visits to U. S. Steel Facilities
The Board also believes that visits to facilities enable it to observe the Corporation’s culture first-hand. In 2021, all of our directors visited the newly acquired Big River Steel facility, and certain of our newer directors also visited our Gary Works facility and our Research Center. These experiences enable the Board to evaluate whether the Corporation is adopting business practices that create the engaged and stable workforce needed to achieve its long-term strategy.

UNITED STATES STEEL CORPORATION 2022 PROXY STATEMENT	21

CORPORATE GOVERNANCE BOARD’S ROLE IN RISK OVERSIGHT
BOARD’S ROLE IN RISK OVERSIGHT
The Board of Directors is responsible for overseeing the assessment and management of risks impacting U. S. Steel. The Board annually reviews U. S. Steel’s strategic plan which includes a review of risks related to: safety, environmental, operating and competitive matters; political, and regulatory issues; employee and labor issues; and financial results and projections. Although the Audit Committee has primary responsibility for overseeing risk management, each of our other Board committees also considers the risks within its specific areas of responsibility. Each committee regularly reports to the full Board on its respective activities, including, when appropriate, those activities related to risk assessment and risk management oversight.

22	UNITED STATES STEEL CORPORATION 2022 PROXY STATEMENT

CORPORATE GOVERNANCE BOARD AND COMMITTEE EVALUATION PROCESS
BOARD AND COMMITTEE EVALUATION PROCESS
Each year, the Board conducts annual self-evaluations to determine whether it and its committees are functioning effectively and whether its governing documents continue to remain appropriate. In 2018, the Board enhanced its typical evaluation process by engaging in a robust review of the effectiveness of the Board, conducted by an independent advisor. Each standing committee, other than the Executive Committee, annually reviews its own performance and reports the results and any recommendations to the Board. The process is designed and overseen by the Corporate Governance & Sustainability Committee.
Annual Board and Committee Self-Evaluations
STEP 1 Questionnaire	STEP 2 Board Assessment	STEP 3 Individual Interviews	STEP 4 Evaluation Results	Step 5 Follow up Actions
Directors respond to a wide range of questions related to topics including operations, composition of the Board, responsibilities, governing documents and resources.	The Board evaluation includes an assessment of whether the Board has the appropriate mix of skills, experience and other characteristics, and is made up of a sufficiently diverse group of people.	The Board Chair conducts individual interviews with each director to discuss Board, committee and director performance and effectiveness.	Results of the evaluations are discussed by the full Board.	Feedback from this evaluation process is used to make any necessary changes to Board practices, composition, size and other matters.
BOARD REFRESHMENT
Our Board maintains a robust process to identify, consider and evaluate potential board candidates. Our Corporate Governance & Sustainability Committee leads this process by considering prospective candidates at its meetings. In identifying appropriate candidates through a thoughtful evaluation, supported by its outside consultants, the committee is focused on aligning the skills, experience and characteristics of our Board with the strategic development of U. S. Steel. A primary goal is to ensure sufficient Board diversity so that its membership consists of individuals with a variety of backgrounds, skills, experience and attributes.
Among other things, the members aim to strike a balance between the knowledge that comes from longer-term service on the Board with the fresh insights that can come from adding new members to the Board. The Board has been undergoing a deliberate refreshment effort over the past several years to add important skills, experience and diversity, to oversee our corporate strategy.
In the last three years, five highly qualified independent directors have joined our Board. The following shows our Board refreshment process:

UNITED STATES STEEL CORPORATION 2022 PROXY STATEMENT	23

CORPORATE GOVERNANCE BOARD COMMITTEES
BOARD COMMITTEES
Under our by-laws and the general corporation law of the State of Delaware, U. S. Steel’s state of incorporation, the business and affairs of U. S. Steel are managed under the direction of the Board of Directors. The non-employee directors regularly hold executive sessions without management present. The Board has three standing committees, each of which is comprised exclusively of independent directors: the Audit Committee; the Compensation & Organization Committee; and the Corporate Governance & Sustainability Committee.
Each of the standing committees has a written charter adopted by the Board, which is available on our website (www.ussteel.com). The committee charters are regularly reviewed and updated to incorporate best practices and prevailing governance trends. The Board also has an Executive Committee that acts on, and reports to the Board on, routine or delegated matters that arise between Board meetings.
Each standing committee is required to have at least three members, each of whom is considered independent. Each of the standing committee charters require the committee to perform a self-evaluation and review its charter annually. Each committee may in its sole discretion, retain or obtain the advice of outside advisors, including any consultant, independent legal counsel or other advisor, at the Corporation’s expense to assist the committee in fulfilling its duties and responsibilities.
THE TABLE BELOW SHOWS THE CURRENT COMMITTEE MEMBERSHIPS OF OUR DIRECTORS:
Director	Audit Committee	Compensation & Organization Committee	Corporate Governance & Sustainability Committee	Executive Committee
Tracy A. Atkinson	■	■
David B. Burritt				■
Terry L. Dunlap	■		■
John J. Engel		■	■
John V. Faraci	■	■
Murry S. Gerber	■
Jeh C. Johnson		■	■
Paul A. Mascarenas			■
Michael H. McGarry	■	■
David S. Sutherland (Board Chair)				■
Patricia A. Tracey	■		■
TOTAL MEETINGS HELD IN 2021:	5	7	7

■ Member    ■ Chair

Chair:
Murry S. Gerber*
Members:
Tracy A. Atkinson*
Terry L. Dunlap*
John V. Faraci*
Michael H. McGarry*
Patricia A. Tracey
All members are “financially literate.”
*
These five directors meet the SEC’s definition of an “audit committee financial expert.”

No member of the Audit Committee serves on the audit committees of more than two other publicly traded companies.
AUDIT

Duties and Responsibilities
–
Review and discuss with management and the independent registered public accounting firm matters related to the annual audited financial statements, quarterly unaudited financial statements, earnings press releases and the accounting principles and policies applied;

–
Review and discuss with management and the independent registered public accounting firm matters related to the Corporation’s internal controls over financial reporting;

–
Review the responsibilities, staffing and performance of the Corporation’s internal audit function;

–
Review issues regarding the Corporation’s compliance with legal or regulatory requirements and corporate policies dealing with business conduct;

–
Appoint (subject to stockholder ratification), compensate, retain, and oversee the work of the Corporation’s independent registered public accounting firm. The committee has the sole authority to approve all audit engagement fees and terms as well as all non-audit engagements with the firm; and

–
Discuss policies regarding risk assessment and risk management, including overseeing cybersecurity risk.

24	UNITED STATES STEEL CORPORATION 2022 PROXY STATEMENT

CORPORATE GOVERNANCE BOARD COMMITTEES

Chair:
John V. Faraci
Members:
Tracy A. Atkinson
John J. Engel
Jeh C. Johnson
Michael H. McGarry
The Compensation Committee meets in executive session without management for a portion of each regular meeting
COMPENSATION & ORGANIZATION

Duties and Responsibilities
–
Review and approve the Corporation’s overall compensation philosophy and related compensation and benefit programs, policies and practices;

–
Determine and approve, with the Board, the CEO’s compensation based on the evaluation of the CEO’s performance;

–
Determine and approve, with input from the CEO, the compensation of the Corporation’s executive officers;

–
Assess whether the Corporation’s compensation policies and practices could be reasonably likely to create a risk that could have a material adverse effect on the Corporation;

–
Assess the independence of the Corporation’s executive compensation consultant; and

–
Consider the most recent stockholder advisory vote on executive compensation.

The Compensation Committee retains Pay Governance, LLC as its independent executive compensation consultant. A representative of Pay Governance attended all meetings of the Compensation Committee in 2021.

Chair:
John J. Engel
Members:
Terry L. Dunlap
Jeh C. Johnson
Paul A. Mascarenas
Patricia A. Tracey
The Committee has the sole authority to retain and terminate any search firm used to identify director candidates, including sole authority to approve the search firm’s fees and other retention terms.
CORPORATE GOVERNANCE & SUSTAINABILITY

Duties and Responsibilities
–
Identify, evaluate and recommend nominees for the Board, consistent with the Corporate Governance Principles;

–
Make recommendations to the Board concerning the appropriate size and composition of the Board and its committees;

–
Make recommendations to the Board concerning the compensation of non-employee directors;

–
Recommend to the Board a set of corporate governance principles for the Corporation and annually review and recommend appropriate changes to the Board;

–
Review and discuss risk matters relating to legislative, regulatory and public policy issues affecting the Corporation’s businesses and operations;

–
Review public policy issues likely to be of interest to various stakeholders of the Corporation, including employee health and safety, environmental, energy and trade matters;

–
Establish, review and approve changes to the Corporation’s codes of conduct applicable to the Corporation’s employees and directors; and

–
Review the Corporation’s environmental stewardship and sustainability performance, and its practices for consistency with the values of good corporate citizenship.

UNITED STATES STEEL CORPORATION 2022 PROXY STATEMENT	25

CORPORATE GOVERNANCE OUR SUSTAINABILITY FRAMEWORK
OUR SUSTAINABILITY FRAMEWORK
U. S. Steel is a leading steel producer of high-quality, value-added steel products that serve as the building blocks of a sustainable future.

U. S. Steel’s Best for All approach to investments in our people, our communities, and our sustainability efforts positively impact people locally and globally. In order to help our customers achieve their sustainability goals and emissions reduction targets, we are committed to lowering the carbon footprint of our high-quality products by developing innovative solutions and leveraging the latest technological advancements. Outside of the organization, U. S. Steel is engaging the community and working with local leaders to develop a better neighborhood for the communities where we operate.

Below are highlights of our sustainability efforts. For more information, please download our 2020 Sustainability Report which is available on our website at https://www.ussteel.com/sustainability-reports.

Environmental
ENVIRONMENTAL STEWARDSHIP
U. S. Steel is committed to effective environmental stewardship. Our business practices are designed to reduce negative environmental impacts. We believe part of being a good corporate citizen requires a dedicated focus on how our industry affects the environment. We continue to promote cost-effective environmental strategies by supporting the development of appropriate air, water and waste laws and regulations at the local, state, national and international levels. Steel is the most recycled material on earth and is endlessly recyclable, losing none of its performance as it is remelted and reused.

REDUCTION OF GREENHOUSE GAS EMISSIONS

In 2019, U. S. Steel announced its commitment to reduce greenhouse gas emissions intensity across its global footprint by 20 percent by 2030, compared to 2018 levels, as measured by the rate of CO2 equivalents emitted per ton of finished steel shipped. Then, in 2021, we announced our goal to achieve net-zero emissions by 2050. These targets will apply to U. S. Steel’s global operations.
U. S. Steel plans to achieve its greenhouse gas emissions intensity reduction goals through the execution of multiple initiatives. These include the use of EAF steelmaking technology at U. S. Steel’s Fairfield Works and at Big River Steel, the first LEED-certified steel mill in the nation. EAF steelmaking relies on scrap recycling to produce new steel products, leveraging the ability to continuously recycle steel. Further carbon intensity reductions are expected to come from the implementation of ongoing energy efficiency measures, continued use of renewable energy sources and other process improvements to be developed. Additional information regarding our GHG emission reduction goals is available in our TCFD Report and Roadmap to Net Zero on our website.

Social
Employee Health & Safety
At U. S. Steel, we have a long-standing commitment to the safety and health of every person who works in our facilities. Our goal is to attain a sustainable zero harm culture supported by leadership and owned by an engaged and highly skilled workforce, empowered with the capabilities and resources needed to assess, reduce, and eliminate workplace risks and hazards. In support of these objectives, we have developed an enhanced Safety Management System, initiated new safety communication methods and enhanced contractor safety processes. One of our most important safety protocols is our fatality prevention audit program. These proactive assessments of the processes and protocols we have in place, and adherence to them, to avoid fatalities and severe injuries are conducted annually at the enterprise level and more frequently at each of our facilities.

26	UNITED STATES STEEL CORPORATION 2022 PROXY STATEMENT

CORPORATE GOVERNANCE OUR SUSTAINABILITY FRAMEWORK
We assess our safety performance through a variety of lagging and leading indicators, including OSHA DAFW. For 2021, we had a corporate DAFW rate of 0.06, another record performance for U. S. Steel and significantly better than the U.S. Bureau of Labor Statistics’ Iron and Steel benchmark DAFW rate.
HUMAN CAPITAL MANAGEMENT — DIVERSITY, EQUITY & INCLUSION
At U. S. Steel, we are focused on attracting and retaining the top talent needed to support our strategic transformation and meet our customers’ rapidly changing needs as a sustainable steel solutions provider. The support and development of our people is foundational to achieving our Best for All strategy. We refer to this strategic talent pillar as “Moving Up the Talent Curve.” Attracting, developing, and retaining a workforce of talented, diverse people is essential to having high-performing teams that drive results for our Corporation’s stakeholders.
Inclusive Benefits. As part of our commitment to cultivating a culture of caring, we have inclusive benefits available for our U.S. non-represented workforce, including expanded parental leave, back-up dependent care, infertility coverage, gender reassignment coverage and healthcare continuation for the families of employees who suffered work-related or military service fatalities. In 2021, U. S. Steel earned a 100% score on the Human Rights Campaign’s annual Corporate Equality Index in recognition of our comprehensive and inclusive benefits for the third year in a row.
COMMUNITY ENGAGEMENT
We are dedicated to engaging with the communities in which we live and work. In 2021, we entered into a multi-year partnership with the Pittsburgh Penguins to invest in literacy and provide access to sports in the Mon Valley and expanded our existing partnership on STEM education for local schoolchildren with the Pittsburgh Steelers to add support of veterans.

Employee Volunteering. We encourage our employees to get involved in their communities, and we have established the “United by Service” award to recognize their incredible contributions. Collectively, our employees completed over 15,000 hours of community service last year.

Employee Resource Groups. To enhance employee engagement and promote a culture of acceptance, we have seven employee resource groups which provide leadership development, mentorship, and networking opportunities for their members. These groups hold events throughout the year to create internal and external connections, including through charitable outreach.

Governance
BOARD OVERSIGHT OF SUSTAINABILITY AND CORPORATE GOVERNANCE
Our Board oversees our sustainability program primarily through the Corporate Governance & Sustainability Committee. The Corporate Governance & Sustainability Committee reviews sustainability as a standing agenda item at each quarterly meeting, including reports and discussions on sustainability strategic priorities, implementation of the greenhouse gas (GHG) emissions intensity reduction targets, and the use of reporting and disclosure frameworks and reviews all sustainability reports prior to publication. It also makes recommendations to the Board and monitors compliance with U.S. Steel’s programs and practices regarding government relations and political contributions, corporate philanthropy and stockholder engagement.
ETHICS & COMPLIANCE
Our culture is based on our S.T.E.E.L. Principles: Safety First; Trust and Respect; Environmental Stewardship, Excellence and Accountability; and Lawful and Ethical Conduct. We expect our employees and members of our Board to take personal responsibility to “do what’s right,” and our Code of Ethical Business Conduct serves as the foundation for the actions of our employees and directors.
Employee ethics and compliance training. To ensure that employees understand our expectations and all applicable rules, we provide formal ethics and compliance training to our employees. We also have frequent communication, providing information about key compliance topics, which include messages from senior management underscoring the importance of doing business with integrity.
In addition, through our annual policy certification process, employees and directors certify their ongoing compliance with our Code of Ethical Business Conduct. In 2021, we were awarded as the Best Compliance and Ethics Program at Corporate Secretary’s annual Corporate Governance Awards

UNITED STATES STEEL CORPORATION 2022 PROXY STATEMENT	27

CORPORATE GOVERNANCE COMMITMENT TO STOCKHOLDER ENGAGEMENT
COMMITMENT TO STOCKHOLDER ENGAGEMENT
The Board, as well as management, prioritizes constructive communication with our stockholders to learn about their views regarding U. S. Steel and our governance and compensation practices. Our CEO, CFO and Investor Relations team regularly communicate with our investors and the investment community regarding our business strategy and financial performance. Additionally, we have maintained ongoing dialogue with our largest stockholders regarding our corporate governance and executive compensation program since 2012. The feedback we receive from these discussions is carefully considered by the Board, the Corporate Governance & Sustainability Committee and the Compensation & Organization Committee.
Our Engagement Process
2021 Stockholder Engagement

In 2021, we contacted stockholders representing approximately 40% of our outstanding shares and held meetings with investors who accepted our invitation, representing approximately 15% of our outstanding stock. Our stockholders provided constructive feedback and were supportive of our current governance, sustainability and compensation practices.

Topics covered in our engagement meetings:

–
Strategy: Transitioning to Best for All to provide customers with profitable steel solutions for all of our stakeholders

–
Sustainability program focused on driving U. S. Steel towards its future as a sustainable solutions provider

–
Executive Compensation program that aligns pay for performance and incentivizes behaviors to deliver long-term stockholder value

–
Human Capital Management to ensure safety first for our employees, enhance inclusion and diversity and invest in the communities where we live and work

–
Board Composition and Effectiveness to oversee risk and grounded in good governance

28	UNITED STATES STEEL CORPORATION 2022 PROXY STATEMENT

CORPORATE GOVERNANCE DIRECTOR COMPENSATION
Actions Taken by the Board Following Stockholder Engagement
The feedback we receive from our stockholder during our engagements is thoughtfully considered by management and the Board, and has led to modifications in our sustainability, executive compensation programs and governance practices and disclosure. Some of the actions we have taken that are informed by stockholder feedback and insights over the last several years include:
Topic	What We Heard From Our Stockholders	Board Actions in Response to Stockholder Feedback
Sustainability	Encouraged by our increased and enhanced sustainability disclosure and GHG reduction goal
–
Released inaugural TCFD Report and published a “Roadmap to Net Zero” on our website in 2021

–
Inaugural Sustainability report issued in 2019 with enhanced reports released in 2020 and 2021

–
Announced 20% GHG Emissions Intensity Reduction Goal by 2030, compared to a 2018 baseline, and net-zero by 2050 ambition

Human Capital Management	Comprehensive inclusive benefits provide helpful insight into U. S. Steel’s culture of inclusion	– Detailed disclosure in Sustainability report on inclusion & diversity, talent management and community engagement
Executive Compensation	Continue to align executive compensation with company performance	– Ongoing benchmarking of compensation practices to our peers See page 44 for more on enhancements to our executive compensation program
Governance	Positive feedback regarding transparency of governance program	– Proactively adopted proxy access in 2016 – Annual website disclosure regarding political contributions
COMMUNICATIONS FROM STOCKHOLDERS AND INTERESTED PARTIES
Stockholders and interested parties may send communications through the Secretary of U. S. Steel to the: Board, Committee Chairs, Board Chair, or outside directors as a group. The Secretary will collect, organize and forward to the directors all communications that are appropriate for consideration by the directors. Examples of communications that would not be considered appropriate for consideration by the directors include solicitations for products or services, employment matters, to the functioning of the Board, or to the Corporation’s affairs, and matters not relevant to stockholders generally. All communications should be directed to: Corporate Secretary, United States Steel Corporation, 600 Grant Street, Suite 1884, Pittsburgh, PA 15219.
DIRECTOR COMPENSATION
The goal of U. S. Steel’s director compensation programs is to attract and retain individuals of substantial accomplishment with demonstrated leadership capabilities to serve as directors. In order to align the interests of directors with the interests of stockholders, our non-employee directors participate in the Deferred Compensation Program for Non-Employee Directors and the Non-Employee Director Stock Program, each of which is described below. Directors who are employees of U. S. Steel receive no compensation for their service on the Board.
2021 Director Compensation
For 2021, the Board maintained the annual retainer of  $265,000 after following a robust benchmarking review process, described below. Each committee chair received an additional $20,000 and the Board Chair received an additional $100,000 retainer. No meeting fees or committee membership fees are paid.
Compensation Review Process
The Corporate Governance & Sustainability Committee reviews director compensation on an annual basis. Annually, Pay Governance, an independent compensation consultant, presents a benchmarking report on director compensation for the same peer group of companies the Compensation & Organization Committee uses for determining compensation for our

UNITED STATES STEEL CORPORATION 2022 PROXY STATEMENT	29

CORPORATE GOVERNANCE DIRECTOR COMPENSATION
executives, as well as for a larger general comparator group of 151 companies in a similar revenue range as U. S. Steel. After reviewing the information presented by Pay Governance, as well as other public information on the topic, the committee evaluates the plan design and compensation levels to ensure they are consistent with market trends and makes recommendations of any appropriate changes to the Board. In 2021, our director retainer was slightly below the median of the peer group.
Deferred Compensation Program
Each non-employee director is required to defer a minimum of 55% of his or her retainer in the form of Deferred Stock Units (defined below), which are distributed at retirement. The number of deferred common stock units awarded is determined by dividing the deferred retainer amount by the closing price of the Corporation’s common stock on the last day of the year, which for 2021 was $16.77. A “Deferred Stock Unit” is sometimes referred to as “phantom stock” because initially no stock is actually issued. Instead, we keep a book entry account for each director that shows how many Deferred Stock Units he or she has. When a director leaves the Board, he or she receives actual shares of common stock corresponding to the number of Deferred Stock Units in his or her account. The ongoing value of each Deferred Stock Unit equals the market price of the common stock. When dividends are paid on the common stock, we credit each account with equivalent amounts in additional Deferred Stock Units. If U. S. Steel were to undergo a change in control resulting in the removal of a non-employee director from the Board, that director would receive a cash payment equal to the value of his or her deferred stock account.
Non-Employee Director Stock Program
Under our Non-Employee Director Stock Program, upon joining our Board, each non-employee director is eligible to receive a grant of up to 1,000 shares of common stock. In order to qualify, each director must first have purchased an equivalent number of shares in the open market during the six months following the first date of his or her service on the Board.
Director Compensation Table
The following table shows the compensation of non-employee directors in 2021:
Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	All Other Compensation ($)	Total ($)
Tracy A. Atkinson	119,250	145,750	17,610(3)	282,610
Patricia Diaz Dennis	39,788	48,583	—	88,371
Dan O. Dinges	38,020	57,000	—	95,020
John J. Engel	125,250	153,083	—	278,333
John V. Faraci	125,250	153,083	—	278,333
Murry S. Gerber	128,250	156,750	—	285,000
Stephen J. Girsky	20	95,000	—	95,020
Jeh C. Johnson	—	265,000	—	265,000
Paul A. Mascarenas	53,000	212,000	—	265,000
Michael H. McGarry	119,250	145,750	—	265,000
Eugene B. Sperling	19,210	35,654	—	54,864
David S. Sutherland	—	365,000	—	365,000
Patricia A. Tracey	119,250	145,750	—	265,000

(1)
The amount shown represents the cash portion of the 2021 annual retainer paid to directors. For Messrs. Dinges, Girsky and Sperling and Ms. Diaz Dennis, the amounts include cash paid in lieu of fractional shares paid upon retirement from the Board. Messrs. Girsky, Johnson and Sutherland elected to receive 100% of their 2021 retainer as deferred common stock.

(2)
The amount shown represents the aggregate grant date fair value, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (ASC 718), as described in the Corporation’s financial statements for the year ended December 31, 2021 included in the Corporation’s annual report on Form 10-K for 2021. All of the 2021 stock awards represent Common Stock Units under the Deferred Compensation Program for Non-Employee Directors.

(3)
The amount shown represents the aggregate grant date fair value, computed in accordance with ASC 718 for shares granted under the Non-Employee Director Stock Program on February 16, 2021.

30	UNITED STATES STEEL CORPORATION 2022 PROXY STATEMENT

CORPORATE GOVERNANCE RELATED PERSON TRANSACTIONS POLICY
Changes to 2022 Director Compensation

Following a robust review of leading market practices and in consultation with Pay Governance, the Board made several changes to the director compensation program for 2022. The Board adopted the Director Compensation Policy to provide directors with the option of receiving the equity portion of their retainer in the form of deferred common stock  units or one-year vesting restricted stock units. The policy also established a stock ownership guideline for non-employee directors. Directors are expected to hold five times the maximum cash portion of their retainer within five years of joining the Board. Effective January 1, 2022, the annual retainer for the Board was increased to $300,000 and the Board Chair’s additional retainer was increased to $150,000. The additional retainer for each committee chair remains unchanged at $20,000. The Board believes the changes reflect a more competitive compensation program to attract diverse, top director talent, and provide directors with more flexibility to manage their personal financial planning.

RELATED PERSON TRANSACTIONS POLICY
The Board of Directors of the Corporation has adopted a written policy that requires certain transactions with related persons to be approved or ratified by its Corporate Governance & Sustainability Committee.
For purposes of this policy, related persons include:

–
any person who is, or at any time since the beginning of the Corporation’s last fiscal year was, a director or executive officer of the Corporation or a nominee to become a director of the Corporation;

– any person who is the beneficial owner of more than 5% of any class of the Corporation’s voting securities; and – any immediate family member of any person described above.
The types of transactions that are subject to this policy are transactions, arrangements or relationships (or any series of similar transactions, arrangements or relationships) in which the Corporation, or any of its subsidiaries, was, is or will be a participant and in which any related person had, has or will have a direct or indirect material interest and the aggregate amount involved will or may be expected to exceed $120,000.
The standards applied by the Corporate Governance & Sustainability Committee when reviewing transactions with related persons include:

–
the benefits to the Corporation of the transaction;

–
the terms and conditions of the transaction and whether such terms and conditions are comparable to the terms available to or from an unrelated third party or employees generally; and

– the potential for the transaction to affect the independence or judgment of a director or executive officer of the Corporation.
Under the policy, certain transactions are deemed to be automatically pre-approved and do not need to be brought to the Corporate Governance & Sustainability Committee for individual approval.

UNITED STATES STEEL CORPORATION 2022 PROXY STATEMENT	31

CORPORATE GOVERNANCE DIRECTOR INDEPENDENCE
The transactions that are automatically pre-approved include:

–
transactions involving compensation to directors and executive officers of the type that is required to be reported in the Corporation’s proxy statement;

–
indebtedness for ordinary business travel and expense payments;

–
transactions with another company at which a related person’s only relationship is as an employee (other than an executive officer), a director or beneficial owner of less than 10% of any class of equity securities of that company, provided that the amount involved does not exceed the greater of   $1,000,000 or 2% of that company’s consolidated gross annual revenues;

–
transactions where the interest of the related person arises solely from the ownership of a class of equity securities of the Corporation, and all holders of that class of equity securities receive the same benefit on a pro rata basis;

–
transactions where the rates or charges involved are determined by competitive bid;

–
transactions involving the rendering of services as a common or contract carrier or public utility at rates or charges fixed in conformity with law or governmental regulation; and

–
transactions involving services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture or similar services.

There were no transactions that required approval of the Corporate Governance & Sustainability Committee under this policy during 2021.
DIRECTOR INDEPENDENCE
The Board affirmatively determined that all non-employee director nominees for 2022 are independent within the definitions of independence of both the New York Stock Exchange (“NYSE”) listing standards and the U.S. Securities and Exchange Commission (“SEC”) standards for Audit Committee members.U. S. Steel has incorporated the NYSE and SEC independence standards into our own categorical standards for independence. The Board has affirmatively determined that none of the directors or nominees for director, other than our CEO, Mr. Burritt, has a material relationship with U. S. Steel. The Board made this determination based on all relevant facts and circumstances.
AUDIT COMMITTEE The Board also determined that each member of the Audit Committee: (1) did not accept directly or indirectly any consulting, advisory, or other compensatory fee from the Corporation or any of its subsidiaries, and (2) was not an affiliated person of the Corporation or any of its subsidiaries. Therefore each member satisfied the NYSE’s enhanced independence standards for audit committee members.
COMPENSATION COMMITTEE The Board also determined that no member of the Compensation Committee has a relationship to the Corporation that is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member. Therefore, each member of the Compensation Committee satisfied the NYSE's independence requirements for compensation committee members.
For more information, our standards of director independence are located in our “Corporate Governance Principles,” available on our website at www.ussteel.com.

32	UNITED STATES STEEL CORPORATION 2022 PROXY STATEMENT

Proposal 2:
Advisory Vote on Executive Compensation

INFORMATION ABOUT THIS PROPOSAL
Stockholders are being asked to approve, on an advisory basis, the 2021 compensation of our five named executive officers as described in the Compensation Discussion & Analysis and the Executive Compensation Tables.

The Board of Directors recommends a vote “FOR” the resolution approving the compensation of our Named Executive Officers.

Pursuant to Section 14A of the Securities Exchange Act of 1934, we are seeking an advisory vote from our stockholders on the following resolution to approve the compensation of the named executive officers (“NEOs”) listed in the compensation tables of this proxy statement:
RESOLVED, that the stockholders of United States Steel Corporation (the “Corporation”) approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission in U. S. Steel’s proxy statement for the 2022 Annual Meeting of Stockholders, including the Compensation Discussion and Analysis, compensation tables and narrative discussions.
We intend to offer this non-binding advisory vote at each of our annual meetings. Although it is not binding, we and the Board welcome our stockholders’ views on our NEOs’ compensation and will carefully consider the outcome of this advisory vote consistent with the best interests of all stockholders.
Say-on-Pay Advisory Vote Discussion
At the 2021 Annual Meeting of Stockholders, approximately 93% of the votes cast were “For” our advisory vote on executive compensation. We value the feedback we receive from regular engagement with our stockholders and are encouraged by the support we have received over the past several years for our compensation program and recognition of our responsiveness to stockholders.
The Board of Directors recommends a vote FOR this proposal based on the efforts of the Compensation & Organization Committee and the Board to design an executive compensation program that:
–
Aligns the interests of U. S. Steel executives with our stockholders;

–
Provides market-aligned pay opportunities that attract, reward and retain key talent needed to drive outstanding corporate performance and create long-term stockholder value; and

–
Reflects the input received from stockholders on our executive compensation program through our robust engagement program.

In considering this advisory vote, we encourage you to read the Compensation Discussion and Analysis, the compensation tables and other relevant information in this proxy statement for additional details on our executive compensation programs and the 2021 compensation paid to our NEOs.

UNITED STATES STEEL CORPORATION 2022 PROXY STATEMENT	33

PROPOSAL 2: Advisory Vote on Executive Compensation COMPENSATION & ORGANIZATION COMMITTEE REPORT
COMPENSATION & ORGANIZATION COMMITTEE REPORT
The Compensation & Organization Committee of the Board of Directors of the Corporation has reviewed and discussed the Compensation Discussion and Analysis with management. Based on such review and discussion, the Compensation & Organization Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into the Corporation’s Annual Report on Form 10-K for the year-ended December 31, 2021.
John V. Faraci, Committee Chair	Jeh C. Johnson
Tracy A. Atkinson	Michael H. McGarry
John J. Engel

34	UNITED STATES STEEL CORPORATION 2022 PROXY STATEMENT

Compensation
Discussion
and Analysis
This Compensation Discussion and Analysis contains a discussion of the material elements of compensation awarded to, earned by, or paid to the Corporation’s “Named Executive Officers” (“NEOs”), individuals who served as our principal executive officer, the principal financial officer, and the next three most highly compensated executive officers of U. S. Steel in 2021.
NAMED EXECUTIVE OFFICERS IN 2021
David B. Burritt President & Chief Executive Officer	Christine S. Breves Senior Vice President & Chief Financial Officer
James E. Bruno Senior Vice President — European Solutions & President, USSK	Kenneth E. Jaycox, Jr. Senior Vice President & Chief Commercial Officer
Duane D. Holloway Senior Vice President, General Counsel and Chief Ethics & Compliance Officer
CONTENTS
To assist stockholders in finding important information in the CD&A, we’re providing this highlighted page summary.
2021 NEO Performance & Compensation Summaries	46
Our Compensation Process	49
Elements of Compensation	51
Compensation Policies and Other Considerations	58
Preview of 2022 Compensation Decisions	60
Executive Compensation Tables	61

UNITED STATES STEEL CORPORATION 2022 PROXY STATEMENT35

COMPENSATION DISCUSSION AND ANALYSIS EXECUTIVE SUMMARY
EXECUTIVE SUMMARY
EXECUTING OUR STRATEGY TO CREATE LONG-TERM STOCKHOLDER VALUE
In 2018 we launched our Best of Both strategy to become the best steel company by leveraging the advantages of integrated steelmaking – iron ore and product innovation – with the advantages of mini mills – process innovation and cost efficiency. Our strategy is to create long-term stockholder value by pursuing a business model that is resilient to market volatility and is profitable through the business cycle.
In 2020, we executed critical components of our Best of Both strategy, none more transformational than the full acquisition of Big River Steel. We first invested in Big River Steel in 2019, with an option to purchase the remaining equity within four years. During the pandemic, we refocused our efforts to exercise that option in 2020 so we were well positioned to participate in the quick recovery in 2021. We continue to advance grade development and product trials between our integrated and mini mills as we validate the Best of Both thesis and pursue sustainable, high margin steel products. In 2021, Big River Steel led mini mills in financial performance with a 39% EBITDA margin for the year.
Now we’re taking Best of Both to the next phase … Best for All. We’re focused on investing in our competitive advantages of low cost iron ore, mini mill steelmaking and advanced finishing capabilities to generate profitable solutions for people and planet.
Providing customers with profitable steel solutions for people and planet

BEST
FOR
ALL

DELIVERING PROFITABLE SOLUTIONS

- Improving through cycle performance
- Growing competitive advantages
- Developing quality products and customer process solutions

BEST FOR PEOPLE

- Leading safety performance
- Innovating for customers' rapidly changing needs
- Committed to a diverse, equitable and inclusive culture

BEST FOR PLANET

- Committed to 20% greenhouse gas emissions intensity reduction by 2030
- Targeting net zero emissions by 2050
- Delivering sustainable steels today

36UNITED STATES STEEL CORPORATION 2022 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS EXECUTIVE SUMMARY
OUR 2021 PERFORMANCE HIGHLIGHTS
Our executive team and employees made significant progress on our long-term strategic goals to transition to Best for All in 2021. We achieved this by investing in Best for All advanced technology and products to expand our competitive advantages, enhancing our sustainability program to support our environmental stewardship goals and those of our customers, transforming our balance sheet to support execution of our strategy, and ensuring we have a talented and diverse workforce to lead and execute our business plans.
2021 was a year of records and we delivered with record earnings and free cash flow and record safety, environmental, quality, and reliability performance. We enter 2022 from a position of strength and are relentlessly focused on continuing our disciplined approach to creating stockholder value. Our balance sheet has been transformed, record cash significantly de-risks strategy execution, and our capital allocation priorities have enhanced direct stockholder returns.
Strategy Execution — Transitioning to Best for All In 2021, we continued to execute on our strategy by expanding our mini mill steelmaking footprint and divesting non-core assets.
–
Completed acquisition of Big River Steel, and invested in non-grain oriented electrical steel line and coating line to further enhance best-in-class finishing capabilities

–
Announced construction of a second mini mill facility located in Osceola, Arkansas

–
Divested non-core asset with sale of Transtar railroad business for $640 million

Customer Innovation —
Driving Revenues
Through our Best for All customer-centric strategy, U. S. Steel continues to gain market share with our clear competitive advantages: low-cost iron ore, mini mill steelmaking, and best-in-class finishing capabilities.

–
Launched verdeX product line of sustainable steels to help customers meet their growing need for a less carbon intensive supply chain

–
First trade shipments of coated XG3 advanced high strength steels, including a launch on the new Jeep Grand Cherokee

–
Big River Steel awarded 2021 Daimler Sustainability Recognition

–
Partnered with Greenbrier and Norfolk Southern to innovate sustainable lightweight production of railcars

Financial Performance —
Delivering Long-Term Value to our Stockholders
Execution of our strategy yielded record financial results, which we passed on to our stockholders through dividends and stock buybacks.

–
Transformed our balance sheet, repaying $3.1 billion of debt to get to year-end liquidity of approximately $5.0 billion, including approximately $2.5 billion of cash, to support the execution of our strategy

–
Reinstated $0.05 quarterly dividend in fourth quarter and established $300 million stock repurchase program, with $173 million of direct returns to stockholders in 2021

–
Achieved record low 23-day cash conversion cycle time, demonstrating intense focus on cash efficiency

UNITED STATES STEEL CORPORATION 2022 PROXY STATEMENT37

COMPENSATION DISCUSSION AND ANALYSIS EXECUTIVE SUMMARY
2021 EXECUTIVE COMPENSATION PROGRAM OVERVIEW
Our executive compensation program is designed to attract, reward and retain executives who make significant contributions through operational and financial achievements aligned with the goals and philosophy of our long-term strategy. The primary elements of our compensation program, base salary, annual incentive awards and long-term incentive awards, are described below. We also provide limited perquisites and standard retirement and benefit plans. The majority of our NEOs’ pay is variable and based on achievement of performance goals.
Element	Overview and Key Performance Metrics	Purpose
FIXED
Base Salary	Fixed cash baseline compensation takes into account the scope and complexity of the NEO’s role, individual qualifications and experiences, and internal value to the Corporation.	Base salaries are set at market competitive levels to attract and retain highly qualified executives to lead and implement our strategy.
VARIABLE
Annual Incentive Compensation Plan (AICP) Payout Range: 0%-230% of target for corporate and individual performance
Financial Metrics
EBITDA (75%)
A financial performance measure intended to focus the organization on driving sustained profitability
Cash Conversion Cycle (25%)
A financial liquidity measure intended to focus the organization on efficiently managing cash to maintain the Corporation’s industry leading performance

Performance-based annual cash incentive opportunities support achieving profitability and efficiency goals that are crucial to our strategic plan.

Individual Performance Assessments Impact AICP Payout
(-15% to +30%)
In addition to their role in achieving enterprise financial goals, named executive officers are evaluated on their individual performance in four key performance categories:
–
Safety;

–
Strategy Execution;

–
Advancing Critical Success Factors; and

–
Leadership.

Executive officers may earn up to an additional 30% of their target award (or have their award reduced) based on their individual performance.
Recognizes executives for their individual contribution to attaining our annual strategic, operational and corporate results.

Long-Term Incentive Program (LTIP) Payout Range: 0%-200% of target for corporate performance
Corporate Performance Metrics (60% of LTIP)
Relative Total Shareholder Return (TSR) (50%)
TSR performance awards are based on relative performance, with the payout determined based on the rank of U. S. Steel’s TSR compared to the TSR of its peer group companies over the three-year performance period, as well as for each year within the performance period.
Return On Capital Employed (ROCE) (50%)
ROCE performance awards are based on rigorous performance targets over the three-year performance period, with weighting increasing in the second and third years.
Vests after three-year performance period if ROCE performance metrics are achieved.
Variable long-term performance-based compensation motivates and rewards executives for achieving multi-year strategic priorities.

Time-Based Restricted Stock Units (RSUs) (40% of LTIP)
RSUs provide the best retention benefits among our long-term incentives, especially during times of challenging economic and industry conditions.
Awarding RSUs facilitates stock ownership and executive retention, and promotes stockholder alignment.
RSUs vest ratably over three years.
RSUs support retention of highly qualified executives to lead and implement our strategy. They align with stockholder interests as the value fluctuates with stock price performance.

*
Illustrations are based on 2021 CEO target compensation.

38UNITED STATES STEEL CORPORATION 2022 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS EXECUTIVE SUMMARY
2021 COMPENSATION DECISIONS AND RESULTS
The Compensation Committee set 2021 total target direct compensation in January 2021 in line with the median of those of our executive compensation peer group, as reported by the Compensation Committee’s independent compensation consultant. The table below shows actual compensation earned or granted in 2021.
NEO	2021 Base Salary ($)	Retention Award(1)($)	2021 AICP Award(2)($)	2021 LTIP Award(2)($)	Strategic Transformation Award(2) ($)	Total Actual and Awarded Compensation ($)
Burritt	1,300,000		4,485,000	8,500,000	4,000,000	18,285,000
Breves	727,500		1,673,250	2,100,000	2,000,000	6,500,750
Bruno	595,000		1,137,938	1,500,000	2,000,000	5,232,938
Jaycox	550,000	1,241,410	907,500	1,100,000	2,000,000	5,798,910
Holloway	598,750		1,170,556	1,500,000	2,000,000	5,269,306

(1)
In 2021, Mr. Jaycox received $1,066,410 as a retention award in the form of restricted stock units with three year cliff vesting. In 2021, he also received $175,000 as a second installment of his cash new hire award.

(2)
The amounts listed above as “2021 LTIP Award” and “Strategic Transformation Award” were granted in February 2021 and December 2021, respectively, in the form of equity and are in addition to cash award amounts listed above as “2021 AICP Award.” In conformance with SEC requirements, the 2021 Summary Compensation Table on page 61 reports equity in the year granted, but cash in the year earned.

Additional Context for 2020 and 2021 Compensation Decisions
In 2020, our NEOs demonstrated exceptional management and performance amid the COVID-19 pandemic, delivering 48% total shareholder return (outperforming the S&P and the majority of our steel company peers), significantly exceeding pandemic-adjusted expectations for year-end cash and liquidity and continuing operations through a rapid and comprehensive COVID-19 crisis response. Notwithstanding these accomplishments, U. S. Steel was not immune to the impacts COVID-19 had on the economy and businesses around the world. Our Board and Compensation Committee were highly focused on these impacts and reduced executive compensation in response.
In 2021, our management team led exceptional operational performance to capitalize on the strong market as they implemented the transition to Best for All, resulting in record financial performance. This success, combined with restoration of pre-pandemic compensation arrangements, translated into year-over-year increases in base salary, annual incentive compensation payments, and retirement benefits, as described further in this proxy statement and in the Summary Compensation Table for 2021. Additionally, ROCE-based LTIP awards in 2020 were granted in cash due to the depressed share price. In 2021 these ROCE-based LTIP awards were again granted in stock, resulting in a difference in year over year reporting on the Summary Compensation Table.
Compensation Outcomes: Payouts Reflect Corporate Performance
The Compensation Committee considers a mix of cash and equity awards over both the short-term and long-term as a critical balance in reinforcing U. S. Steel’s commitment to performance alignment. This strong pay-for-performance alignment is clearly reflected in amounts actually earned by our NEOs based on the achievement of metrics established by the Compensation Committee for the annual and long-term incentive plans.
Following a record year of financial performance, the corporate annual incentive awards paid out at maximum for all NEOs. Results under the LTIP awards were mixed, with ROCE-based performance awards achieving maximum results (200% payout), and TSR-based performance awards achieving below target results (40% payout). Because the performance awards were equally divided between ROCE-based and TSR-based awards, this resulted in an overall payout of 120% of the 2019-2021 performance awards. For more information see “2019 Performance Awards” on page 55.

UNITED STATES STEEL CORPORATION 2022 PROXY STATEMENT39

COMPENSATION DISCUSSION AND ANALYSIS EXECUTIVE SUMMARY
The following table illustrates how our performance has affected the payout of our annual incentives and how the performance of our common stock affects the value of the long-term incentives that would be received by our CEO based on our closing stock price of  $23.81 on December 31, 2021:
Year	Annual Incentive(1) % of Target Award Paid	Restricted Stock Units(2) Value as a % of Grant Value	Performance Awards(3) Award Payout as a % of Target
2021	200%	133%	58%
2020	50%	270%	145%
2019	84%	99.5%	120%

(1)
Based on corporate performance and does not reflect amounts attributable to individual performance.

(2)
The “Restricted Stock Units” column shows the market value on December 31, 2021, of the shares underlying the restricted stock units as a percentage of the market value on the grant date. The grant date fair value of the RSUs granted in 2019 was $23.92, in 2020 was $8.83, and in 2021 was $17.92. To the extent that the market value has declined, the value of the restricted stock units reflected in the Summary Compensation Table also declined.

(3)
The “Performance Awards” column indicates the percentage of the performance awards that would be paid out based on our TSR as compared to the TSR of the peer group companies and ROCE performance. The 2019 performance period ended on December 31, 2021, and the actual results are reflected in the table. For the 2020 and 2021 performance awards, the information in the table is determined as if the performance periods ended on December 31, 2021.

Performance and/or stock-based compensation, excluding the Strategic Transformation Award described below, accounted for approximately 89% of our CEO’s target compensation in 2021. Based on our strong pay-for-performance alignment, realizable compensation for our CEO over the last three years is 160% of target value granted during the three-year period ending December 31, 2021.
CEO Realizable Pay
Three-Year (2019 - 2021) Aggregate CEO Compensation (in $millions)

40UNITED STATES STEEL CORPORATION 2022 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS EXECUTIVE SUMMARY
STRATEGIC TRANSFORMATION AWARD
To accelerate execution of the Best for All strategy, the Compensation Committee granted a special performance-based award (the “Strategic Transformation Award”) to our CEO and six other executive officers whose roles will be critical to successfully executing our transformational strategy over the next several years. The outcome of this award for each executive officer will be aligned with achieving results above and beyond the expected outcomes of the Corporation’s announced strategic investments, and representing significant sustained stockholder value creation in an accelerated timeframe.
Building on the Momentum of the Best for All Strategy
The Compensation Committee designed the Strategic Transformation Award, and granted in December 2021, to retain Mr. Burritt and incentivize him to continue his efforts in leading U. S. Steel as its CEO as it continues to execute its Best for All strategy, and transition to the future building on the accomplishments and momentum achieved in 2021. During this critical business transformation against the backdrop of the challenges posed by the continued pandemic, Mr. Burritt and his team must maintain the operating discipline necessary to transition to a steelmaking footprint with more consistent, higher quality earnings and lower capital and carbon intensity, and continue to innovate and commercialize our innovations to support the current and future needs of our customers. The Compensation Committee believes it is in the best interests of stockholders to fully support Mr. Burritt’s engagement as he and his team continue to transform and accellerate historic change for U. S. Steel, and that making the Strategic Transformation Award achieves this purpose.
Aligned with Stockholder Interests
The Best for All strategy is designed to completely transform the way the Corporation does business from a technological, commercial, and sustainability perspective to create long-term stockholder value by pursuing a transformed business model that is resilient to market volatility and is profitable through the business cycle. The goals provided for in the Strategic Transformation Award and the four-year performance period contemplate an ambition beyond day-to-day annual and long-term management objectives and seek to reward Mr. Burritt for the stretch effort and only if these additional bold goals are achieved. The four-year performance period measuring January 2022 through December 2025 is meant to measure the timely deployment of capital into our various announced initiatives and to measure subsequent financial and non-financial improvements from those investments.
Factors Considered in Designing the Strategic Transformation Award
In determining the appropriateness of granting the Strategic Transformation Award, the Compensation Committee received relevant information and benchmarking data from Pay Governance, LLC, the Compensation Committee’s independent compensation consultant. Using this information and data, the Compensation Committee considered the following factors in approving the Strategic Transformation Award:

–
The value of special long-term transformation-focused incentive awards provided in recent years to CEOs at similarly sized publicly traded companies;

–
The target grant value of Mr. Burritt’s annual award under U. S. Steel’s long-term incentive program, which will continue to comprise the majority of our NEOs’ long-term compensation;

–
The investment horizon for new finishing lines at Big River Steel and the construction of the Corporation’s second mini mill facility;

–
The significant value expected to be generated for stockholders if the performance metrics are achieved; and

–
The desired outcomes of the Best for All strategy to position the Corporation as an industry leader of differentiated steel solutions.

UNITED STATES STEEL CORPORATION 2022 PROXY STATEMENT41

COMPENSATION DISCUSSION AND ANALYSIS EXECUTIVE SUMMARY
CEO AWARDS
Payout Achieved only if Strategic Breakthroughs and Significant Stockholder Value Creation are Achieved
The Strategic Transformation Award granted to Mr. Burritt had a grant date fair value of  $4.0 million allocated equally between performance based RSUs and performance vesting stock options.
50% Performance RSUs	FOUR-YEAR PERFORMANCE PERIOD (January 1, 2022-December 31, 2025) Financial and ESG Performance Metrics
	Weighting	Metric	Rationale
	20%	EBITDA Margin Expansion	Emphasizes profitability as the Corporation continues to invest in new mini mill steelmaking and finishing capabilities.
	20%	Greenhouse Gas Emissions Intensity Reduction	Motivates long-term management of key sustainability risks across the enterprise.
	20%	Asset Portfolio Optimization	Supports capital redeployment and divestiture of non-strategic assets and real estate to optimize access to capital needed to finance initiatives tied to our transformation strategy.
	20%	Sustained Credit Metric Improvement	Enables strong business resiliency in all market cycles.
	20%	Corporate Relative Valuation	Strengthens our market value and industry competitiveness as measured by the multiple of the enterprise value to expected EBITDA, a common corporate valuation metric in our industry.

50% Performance Options	PRICE PERFORMANCE HURDLES(1)
Weighting
	33.33%	Vest at $35	$3-8 billion increase in market cap from date of grant
	33.33%	Vest at $45
	33.34%	Vest at $55
7-year Term
1-year Holding period subsequent to vesting
(1) Based on 20-trading day average and represent approximately 150%, 200% and 250% sustained market capitalization growth compared to the market capitalization on the award grant date.
NEO AWARDS
Consistent with the Strategic Transformation Award rationale, the Compensation Committee also granted performance-based restricted stock units to other members of the Corporation’s executive leadership team (the “NEO Awards”), including the other NEOs, to incentivize and engage executives as they lead the execution of the Best for All strategy. The NEO Awards granted to each member of the leadership team have a grant date fair value of  $2.0 million, and are payable in shares of the Corporation’s common stock after the close of the four-year performance period (January 1, 2022 through December 31, 2025) to the extent the following strategic objectives are achieved with each strategic objective measured on a separate basis:

42UNITED STATES STEEL CORPORATION 2022 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS EXECUTIVE SUMMARY
100% Performance RSUs	FOUR-YEAR PERFORMANCE PERIOD (January 1, 2022-December 31, 2025) Financial and ESG Performance Metrics
	Weighting	Metric	Rationale
	30% (15% each)	“On Time” and “On Budget” Completion of the Corporation’s second mini mill	Requires budget and operational discipline to support our profitability goals.
	40%	EBITDA Margin Expansion	Emphasizes profitability as the Corporation continues to invest in new mini mill steelmaking and finishing capabilities.
	30%	Greenhouse Gas Emissions Intensity Reduction	Motivates long-term management of key sustainability risks across the enterprise.

A payout of the Strategic Transformation Award is achievable at threshold (50% of target), target or maximum (200% of target) based on performance achieved. The performance targets are not publicly disclosed at the time of the grant due to the proprietary nature and competitive sensitivity of the information.
COMPENSATION GOVERNANCE PRACTICES
Our compensation program is designed to promote exceptional performance and align the interests of our executives with the interests of our stockholders while discouraging executives from excessive risk-taking.
What We Do
– Consider results of say on pay votes when making compensation decisions
– Regularly engage with our stockholders about our executive compensation program
– Align pay and performance
– Cap annual and long-term incentive awards, including when TSR is negative
– Use an independent compensation consultant
– Require significant stock ownership of executive officers
– Use a market-based approach (competitive within our peer group) for determining NEO target pay levels
– Require a “double trigger” for change in control severance
– Provide for clawback of incentive awards if our financial statements are restated or an executive intentionally or recklessly engages in gross misconduct
– Annually review risks associated with our compensation programs
What We Don’t Do

–
No excise tax gross ups for change in control payments

–
No guaranteed minimum payout of annual or long-term performance awards

–
No repricing of options

–
No hedging transactions, short sales or pledging of our common stock by our directors of executive officers

–
No dividends or dividend equivalents on unearned RSUs or performance shares

STOCKHOLDER FEEDBACK AND SAY-ON-PAY VOTE
The Board, as well as management, prioritizes constructive communication with our investors to learn about their views of our Corporation and our governance, sustainability and compensation practices. We have maintained ongoing dialogue with our largest stockholders regarding our executive compensation program since 2012. The feedback we receive from these discussions is carefully considered by the Board and the Compensation Committee. We believe the support of our say-on-pay proposal over the last few years is evidence of the Board’s careful attention to stockholder feedback, and our ability to decisively take action and incorporate their perspectives in our programs.
In each of the last five years, we received over 93% support for our executive compensation program, except in 2020. Following 2020’s voting results, we again extended invitations to our stockholders to hear their views and enhanced our disclosure and practices based on that feedback, leading to a 93% say-on-pay vote in 2021.

UNITED STATES STEEL CORPORATION 2022 PROXY STATEMENT43

COMPENSATION DISCUSSION AND ANALYSIS EXECUTIVE SUMMARY
2021 Stockholder Engagement and Actions Taken
In 2021, as part of our regular annual stockholder engagement, we reached out to holders of nearly 40% of our outstanding shares and meetings were held with the investors who accepted our invitation, representing approximately 15% of our outstanding stock. During these meetings, we heard that our stockholders are generally supportive of our executive compensation program and the link between pay and performance embedded in our executive compensation program. One recurring theme of our engagements on compensation has been the challenge of addressing external market conditions that could have a dispositive impact on U. S. Steel’s earnings.
Over the years we have implemented several changes to our compensation practices to further align pay with performance, reduce the volatility in the measures under the program to ensure executive compensation is tied to controllable actions and respond to stockholder feedback. We also have expanded disclosure around the rationale behind compensation decisions to provide stockholders with more information upon which to assess our program structure.
Finally, our engagements often focus on the health and safety of our employees and how executives are judged in these areas. We have also enhanced our disclosure in this area to provide more transparency to stockholders about how individual performance is assessed.
COMPENSATION CHANGES MADE IN RESPONSE TO STOCKHOLDER FEEDBACK
Actions Taken	Goal
Included ESG metrics into long-term performance-based compensation	Reward executives if transformational strategic objectives of the Best for All strategy are completed
Expanded clawback provision for executive compensation	Provide accountability for executive officers in the event of intentional or reckless serious misconduct
Enhanced disclosure on individual performance	Provide more transparency around how executives’ performance is judged, including how safety factors into our executive compensation program
Revised the AICP formula to enable partial payout of incentive award based on superior individual performance	Ensure highly qualified executives are motivated even in periods of market decline, given cyclicality of the business
Eliminated use of stock options, as part of the annual awards, to reduce volatility in payouts	Reduce volatility in executive compensation payouts and respond to stockholders’ disfavor of options
Revised TSR calculation to include components of TSR for each year in the performance period while maintaining the largest weighting on three-year TSR performance	Provide better alignment to stockholder experience, by reducing extremes in vesting and increasing data points used in the calculation, given high volatility in stock price performance

44UNITED STATES STEEL CORPORATION 2022 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS OUR COMPENSATION PHILOSOPHY
OUR COMPENSATION PHILOSOPHY
Our Compensation Program is Designed Around Four Guiding Principles:

Strong Pay-for-Performance Approach	– Majority of target compensation opportunity is performance- and/or stock-based – Our compensation programs are focused on objective corporate performance measures and individual performance
Align Pay with Long-Term Interests of our Stockholders
–
Equity comprises the largest portion of an executive’s compensation, a substantial portion of which is performance-based

–
Executives are subject to rigorous stock ownership and holding requirements

Support our Strategic and Financial Goals	– Balance of compensation elements that focus on both short-term and long-term corporate performance and goals that align with our annual and long-term strategic objectives
Attract, Reward and Retain Executives
–
Our long-term incentive grants include restricted stock units that may retain some value in a period of stock market decline

–
Executive compensation is targeted to be competitive with and aligned to the median of our peer group

Compensation Committee Decision-Making Process
We have a robust and ongoing annual process to plan, review and determine executive compensation, which includes at least annual engagement with our stockholders. When evaluating the compensation reported in the Summary Compensation Table against company performance, it is helpful to keep in mind the timing each of the decisions are made by the Compensation Committee.
Date	Compensation Element
Determined January 2021
Base Salary and Annual/Long-Term Incentive Program Target Grant Values
–
Base salaries and target grant values under the AICP and LTIP were determined in January 2021 based on market competitive total target compensation package.

Granted December 2021
Strategic Transformation Awards
–
Building on progress made in 2021, the Compensation Committee designed and granted strategic performance-based transformation awards to encourage acceleration of our Best for All strategy.

Determined after 2021 Year-end Paid March 2022	Annual Incentive Awards – AICP awards reported for 2021 were determined following 2021-year end based on 2021 corporate and individual performance and paid in March 2022.
Certified after 2021 Year-end Payouts for 2021 awards reported in March 2022
Long-Term Incentive Awards
–
Performance for 2019-2021 LTIP awards was certified following 2021-year end and vested, as applicable, in February 2022.

–
Interim performance criteria for 2020 and 2021 TSR performance awards certified in February 2022; awards do not vest until following the applicable three-year performance period.

UNITED STATES STEEL CORPORATION 2022 PROXY STATEMENT	45

COMPENSATION DISCUSSION AND ANALYSIS 2021 NEO PERFORMANCE AND COMPENSATION SUMMARIES
2021 NEO PERFORMANCE AND COMPENSATION SUMMARIES
The Compensation Committee sets challenging operational and financial performance targets to motivate executives to achieve short- and long-term success. To link pay to performance, the Compensation Committee believes that most of an executive’s compensation should be paid in the form of performance- and/or stock-based compensation with a greater emphasis on variable components for the most senior executives who have greater responsibility for the performance of the business.
The Compensation Committee assesses our NEOs on their individual performance related to safety, leadership and culture, executing our strategy, progressing on our critical success factors and overall leadership. The CEO provides input to the Compensation Committee on his performance and that of the NEOs. Base salary and target annual and long-term award opportunities are generally aligned with our peer group median. The summaries below describe actual awards based on corporate and individual performance goals.
DAVID B. BURRITT President & Chief Executive Officer
2021 Compensation Actual Earned / Awarded			Responsibilities
Base Salary		$1,300,000
Mr. Burritt oversees U. S. Steel’s long-term strategic direction to deliver value for customers, employees and stockholders. He is responsible for the overall mission and culture at U. S. Steel, senior leadership development and succession planning, and engaging with key strategic customers, industry leaders, and policymakers.

AICP		$4,485,000
LTIP	RSU grant	$3,400,000
	TSR-based performance awards granted	$2,550,000
	ROCE performance awards granted	$2,550,000
Strategic Transformation Award granted		$4,000,000
Total		$18,285,000

2021 Performance Summary
–
Mr. Burritt set the tone for dedicated commitment to the S.T.E.E.L Principles, and oversaw the best safety performance ever, continuing to improve U. S. Steel’s performance year over year.

–
Mr. Burritt led the enterprise to record financial performance across several key metrics, enabling acceleration of the execution of the Best for All strategy.

–
He maintained focus on executing the Best for All strategy as the organization built on the well-timed and smoothly executed acquisition of Big River Steel and invested in its competitive advantages, while continuing to transition the Corporation’s footprint to maximize value creation, during a year of rapidly evolving market conditions and continued pandemic uncertainty.

–
Under Mr. Burritt’s leadership, the Corporation increased its customer focus to innovate profitable solutions, with sustainability as foundational to the Corporation’s initiatives.

–
Mr. Burritt also led strong operational performance across the enterprise with all-time records achieved in quality, reliability, and environmental performance, enabled by the lack of major operation disruptions through the asset revitalization program and organizational and leadership enhancements implemented over the last several years.

–
Mr. Burritt promoted investment in U. S. Steel’s workforce and communities, leading to recognition for the enterprise’s talent initiatives, inclusion efforts and ethics and compliance program.

46	UNITED STATES STEEL CORPORATION 2022 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS 2021 NEO PERFORMANCE AND COMPENSATION SUMMARIES
CHRISTINE S. BREVES Senior Vice President & Chief Financial Officer
2021 Compensation Actual Earned / Awarded			Responsibilities
Base Salary		$727,500
Ms. Breves leads all aspects of U. S. Steel’s financial organization, including accounting, credit, tax, treasury, investor relations, pension investments, internal controls and internal audit administrative oversight. She also oversees the global information technology organization, real estate group and procurement and sales and operations planning functions.

AICP		$1,673,250
LTIP	RSU grant	$840,000
	TSR-based performance awards granted	$630,000
	ROCE performance awards granted	$630,000
Strategic Transformation Award granted		$2,000,000
Total		$6,500,750

2021 Performance Summary
–
Ms. Breves demonstrated superior leadership of the finance organization in 2021, leading deleveraging of over $3 billion to support execution of U. S Steel’s strategy and support future growth.

–
She oversaw successful integration with the Big River Steel finance and IT functions and plays an important role in strategic acquisitions and divestitures as the Corporation pursues a transitioned and optimized footprint.

–
Under her exceptional supply chain leadership, the procurement organization achieved significant cost savings to the Corporation, and the sales and operation planning function supported the sharp demand escalation in 2021.

–
Ms. Breves’ continued advocacy and support for diversity and inclusion programs and consistent focus on talent development supports the Corporation’s efforts to move up the talent curve and ensure a high-performance workforce.

JAMES E. BRUNO Senior Vice President – European Solutions & President, USSK
2021 Compensation Actual Earned / Awarded			Responsibilities
Base Salary		$595,000
Mr. Bruno leads all aspects of the European business, including oversight of steelmaking operations, administrative and reporting procedures, and people systems. Mr. Bruno also is responsible for engaging with key policymakers in Europe.

AICP		$1,137,938
LTIP	RSU grant	$600,000
	TSR-based performance awards granted	$450,000
	ROCE performance awards granted	$450,000
Strategic Transformation Award granted		$2,000,000
Total		$5,232,938

2021 Performance Summary
–
Mr. Bruno displayed outstanding leadership of the European business, highly focused on exceptional safety and environmental performance, including through the continued pandemic environment.

–
Under Mr. Bruno’s leadership, USSK delivered strong financial results through active and deliberate management of customer and supplier value, to optimize earnings and productivity.

–
Mr. Bruno oversaw strong quality and reliability performance to serve customers with continued improvements in cost performance for the enterprise.

UNITED STATES STEEL CORPORATION 2022 PROXY STATEMENT	47

COMPENSATION DISCUSSION AND ANALYSIS 2021 NEO PERFORMANCE AND COMPENSATION SUMMARIES
KENNETH E. JAYCOX, JR. Senior Vice President & Chief Commercial Officer
2021 Compensation Actual Earned / Awarded			Responsibilities
Base Salary		$550,000	Mr. Jaycox leads the commercial and innovation functions of the organization, and is responsible for new product development and commercial contract negotiations.
AICP		$907,500
LTIP	RSU grant	$440,000
	TSR-based performance awards granted	$330,000
	ROCE performance awards granted	$330,000
Retention Award and New Hire Grant		$1,241,410
Strategic Transformation Award granted		$2,000,000
Total		$5,798,910

2021 Performance Summary
–
Mr. Jaycox delivered very strong leadership of the Commercial and Innovation functions, including leading the launch of the Corporation’s verdeX line of sustainable steels.

–
Through increased customer-centricity and engagement, Mr. Jaycox has developed the commercial function to optimize customer value.

–
He also provides leadership to the Innovation function, essential to furtherance of the Best for All strategy and advancing in process and product capabilities to continue U. S. Steel’s industry-leading advance high strength steel differentiation.

DUANE D. HOLLOWAY Senior Vice President, General Counsel and Chief Ethics & Compliance Officer
2021 Compensation Actual Earned / Awarded			Responsibilities
Base Salary		$598,750
Mr. Holloway serves as legal and business advisor to the Board of Directors, the CEO, and the senior leadership team, and has executive responsibility for all legal, regulatory, corporate governance, ethics and compliance matters, and environmental matters across the Corporation.

AICP		$1,170,556
LTIP	RSU grant	$600,000
	TSR-based performance awards granted	$450,000
	ROCE performance awards granted	$450,000
Strategic Transformation Award granted		$2,000,000
Total		$5,269,306

2021 Performance Summary
–
Mr. Holloway delivered exceptional leadership of the Legal and Compliance and Environmental Affairs functions and played an integral role in the execution of many Best for All strategic initiatives in 2021.

–
Under Mr. Holloway’s leadership, the Corporation was a strong advocate for fair, business smart, international trade practices to support American manufacturing.

–
Mr. Holloway’s continued leadership of the COVID-19 crisis response team, and legal guidance on continuously changing health, safety and employment protocols was essential to protecting lives and livelihoods and maintaining compliance with applicable regulations.

–
His effective counsel, ethical leadership and business judgment ensure that the Corporation operates with proper protocols and practices to meet business requirements, mitigate risk and create value for its stakeholders.

48	UNITED STATES STEEL CORPORATION 2022 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS OUR COMPENSATION PROCESS
OUR COMPENSATION PROCESS
Role of the Compensation Committee and Independent Consultant
The Compensation Committee retained Pay Governance, LLC as its independent consultant to assist in the evaluation of executive compensation programs and in setting executive officers’ compensation. The use of an independent consultant provides additional assurance that our executive compensation programs are competitive and consistent with U. S. Steel’s objectives. The consultant reports directly to the Compensation Committee and does not perform services for management without the express approval of the Compensation Committee. There were no services performed by the consultant for management in 2021.
The consultant participates in the Compensation Committee meetings, including executive sessions, and regularly advises the Compensation Committee regarding compensation trends and best practices, plan design, and the reasonableness of individual compensation awards.
For our CEO’s compensation, the Compensation Committee makes its determinations based upon its evaluation of the CEO’s performance and with input from the CEO, and evaluates the reasonableness of such compensation with its consultant. Each year, the Compensation Committee reviews with the Board of Directors the CEO’s goals and objectives, and the evaluation of the CEO’s performance against the prior year’s goals and objectives. The CEO does not participate in the presentations to, or discussions with, the Compensation Committee in connection with the setting of his compensation.
2021 Pay Governance Services

During 2021, Pay Governance performed the following specific services:
–
provided presentations on executive compensation trends, best practices and recent developments;

–
advised on compensation program design;

–
prepared competitive assessments by position for each element of compensation and for total compensation for our executives; and

–
reviewed the peer groups used for benchmarking compensation and measuring performance for purposes of the relative TSR Performance Awards.

The Compensation Committee has assessed the independence of the consultant under the NYSE listing standards and SEC rules and concluded that no conflict of interest exists that would prevent the consultant from serving as an independent consultant to the Compensation Committee.

Compensation and Risk Management
The Compensation Committee’s compensation consultant annually performs a risk assessment of our executive compensation program and, based on its most recent review, the consultant has determined that our compensation program contains a variety of features that mitigate unnecessary risk taking, including the following:
–
Compensation Mix: Executive officers receive a mixture of short-term and long-term incentives in addition to base salary. Long-term incentives, which are awarded in equity, make up the majority of our executives’ compensation;

–
Capped Awards: Payments under our AICP are capped at 230% of target and our long-term performance awards are capped at 200% of target;

–
Performance Metrics: Different metrics are used in the annual and long-term incentive programs; and

–
Stock Ownership: Executive officers are required to own a significant amount of common stock determined as a multiple of their base salary.

For these reasons, the Compensation Committee concluded that our 2021 compensation and organization policies and practices are not reasonably likely to create a risk that could have a material adverse effect on the Corporation.
Tally Sheets
The Compensation Committee uses tally sheets to evaluate the total compensation and projected payments to the NEOs under various termination scenarios. This analysis is undertaken annually to assist the Compensation Committee in determining whether the compensation package of each NEO is appropriately aligned with our compensation philosophy and the compensation practices of our peers.

UNITED STATES STEEL CORPORATION 2022 PROXY STATEMENT	49

COMPENSATION DISCUSSION AND ANALYSIS OUR COMPENSATION PROCESS
Peer Groups
The Compensation Committee also considers relevant market pay practices in its decision making process. The Compensation Committee uses the peer group data below as a frame of reference to guide executive compensation decisions. The Corporation uses two peer groups:
–
Executive Compensation Peer Group. This peer group is used to benchmark and assess the competitiveness of the compensation of our NEOs.

–
Performance Peer Group. This peer group, which is more industry focused, is used to evaluate the long-term performance of the Corporation for the relative TSR performance award. The performance peer group is used to evaluate our performance against a targeted group of companies in our industry that we believe we need to outperform to be successful over the long term.

Executive Compensation Peer Group
The executive compensation peer group is used to serve as a market reference when making compensation decisions and designing program features, and to assess the competitiveness of each element of compensation and compensation in total. We also use this peer group as a reference when analyzing pay-for-performance alignment. In setting the executive compensation peer group, the Compensation Committee considered a set of broader, industrial peers who might compete with the Corporation for talent as well as companies outside of the material/industrial industry who might attract our executives that have skills transferable outside of the metals industry. The Compensation Committee aims to set executive compensation targets in line with the executive compensation peer group median.
The executive compensation peer group was selected based on the following criteria:
–
large companies primarily from the Materials sector or Industrials sector within the Global Industry Classification Standard (GICS) classification codes;

–
companies similar in complexity  –  specifically, companies that have:

–
revenues that range from half to double that of the Corporation;

–
capital intensive businesses as indicated by lower asset turnover ratios;

–
market capitalization reasonably aligned with the Corporation; and

–
similar employee levels;

–
acceptable levels of financial and stockholder performance and a higher company stock price volatility (referred to as “beta”) to align with that of the Corporation; and

–
elimination of companies with unusual compensation practices (e.g., company founders who receive little or no compensation and companies that are subsidiaries of other companies).

The 2021 executive compensation peer group consisted of the following companies:
Alcoa Corporation	Freeport-McMoRan Inc.	Reliance Steel & Aluminum Co.
Allegheny Technologies Incorporated	Illinois Tool Works Inc.	Steel Dynamics, Inc.
Arconic Inc.	Lear Corporation	Terex Corporation
Cleveland-Cliffs Inc.	Masco Corporation	Textron Inc.
Commercial Metals Company	Navistar International Corporation	The Goodyear Tire & Rubber Company
Cummins Inc.	Nucor Corporation	Weyerhaeuser Co.
Eastman Chemical Company	Parker-Hannifin Corporation	Whirlpool Corporation
Eaton Corporation plc	PPG Industries, Inc.
AK Steel Holding Corporation was removed from the peer group following its merger with Cleveland Cliffs in 2020. Ingersoll-Rand Plc was removed from the peer group following its spinoff into two separate companies in 2020.
Performance Peer Group
The Compensation Committee believes the use of a performance peer group for purposes of the relative TSR performance awards is appropriate because executive compensation arrangements and practices are influenced by business complexity and company size, and many of our industry competitors are much smaller than U. S. Steel. The performance peer group consists of eleven domestic companies in the steel industry.

50	UNITED STATES STEEL CORPORATION 2022 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS ELEMENTS OF COMPENSATION
Peers were selected based on criteria that included:
–
specific domestic steel or steel-related industry;

–
five-year stock price correlation greater than 0.50; and

–
stock price beta greater than 1.0.

The 2021 performance peer group consisted of the following companies:
Allegheny Technologies Inc.	Nucor Corporation	Steel Dynamics Inc.
Carpenter Technology Corporation	Olympic Steel Inc.	Timken Steel Corporation
Cleveland-Cliffs Inc.	Reliance Steel & Aluminum Co.	Worthington Industries, Inc.
Commercial Metals Company	Schnitzer Steel Industries, Inc.
AK Steel Holding Corporation was removed from the peer group following its merger with Cleveland Cliffs in 2020.
ELEMENTS OF COMPENSATION
The elements of compensation provided to our executives include base salary, short-term annual incentive compensation, long-term incentive compensation, retirement benefits, and other compensation. The distribution of compensation among the various compensation elements is based on the Compensation Committee’s belief that to link pay to performance, most of an executive’s compensation should be paid in the form of performance-based variable compensation with a greater emphasis on variable components for the most senior executives who have greater responsibility for the performance of the business.
Base Salary
Base salary is designed to compensate for the required day-to-day activities and responsibilities of each position. Base salary is set at a market competitive level to attract and retain talent. Actual salary levels take into account factors such as the executive’s contribution, individual qualifications and experiences, and internal value to U. S. Steel. Base salary is paid in cash.
Annual Incentive Compensation Plan
Our AICP aligns our executive officers’ compensation with the achievement of annual performance goals that support our business strategy. Typically, the annual incentive awards are paid in cash, but the Compensation Committee retains discretion to provide the award in cash, stock, or a combination of both. The AICP is designed to focus executives primarily on efficient cash management and profitability.
Actual amounts earned are based on the formula illustrated below, with predetermined performance goals based on the achievement of CCC and EBITDA performance measures. Final awards may be increased or decreased based on individual performance. The individual performance factor is based on a percentage of the executive’s target award. The Compensation Committee determined that EBITDA and CCC were the appropriate measures to drive the transformation required to achieve our goal of sustainable profitability.
2021 AICP Incentive Formula

UNITED STATES STEEL CORPORATION 2022 PROXY STATEMENT	51

COMPENSATION DISCUSSION AND ANALYSIS ELEMENTS OF COMPENSATION
AICP Performance Measures
Setting Corporate Performance Goals and Determining Results
The Compensation Committee sets challenging operational and financial performance targets that drive and motivate executives to achieve short- and long-term success. The Compensation Committee set the target goals for AICP purposes in the first quarter of 2021, using an approach that considers:
–
prior year’s performance;

–
expected 2021 financial performance and the annual operating plan;

–
the impact of planned strategic activities; and

–
fluctuations in global steel prices and other macroeconomic factors.

In setting the 2021 goals, the Compensation Committee recognized that ongoing uncertainty from the pandemic would impact the year and the pace and trajectory of recovery was unknown. Given the uncertainty of the post-pandemic recovery as well as significant volatility in the commodity markets at the beginning of 2021, the Compensation Committee adopted a “target range” around the expected operating plan level of EBITDA and Cash Conversion Cycle for 2021. Actual performance for 2021 that falls within the range would result in a payout equal to 100% of the target award for each NEO. Target EBITDA goals for 2021 were set at much higher levels than 2020 performance, and the Compensation Committee determined that a sufficient degree of stretch existed in the target. Target Cash Conversion Cycle for 2021 was set higher than 2020 performance as we expected to invest in the economic recovery through working capital following the severe impacts of the global pandemic in 2020. Target setting is based on latest market intelligence, commercial optimization, and operational excellence. Maintaining an optimal level of Cash Conversion Cycle is imperative as we balance profitability and liquidity. The goals were considered rigorous when set.
The target performance goal for both EBITDA and Cash Conversion Cycle is set in line with the Corporation’s annual operating plan, and if achieved would result in a payout of 100% for that component. The Compensation Committee sets the threshold and maximum performance goals at a wide range in recognition of the volatile industry in which we operate. Achievement of threshold performance results in a 50% payout, and achievement of maximum performance goals results in a 200% payout.
In addition to determining corporate performance targets, the Compensation Committee approved EBITDA goals for each NEO.
–
For all NEOs other than Mr.Bruno, the EBITDA goal is based on the total corporate results, which generally measures the operational results of all business segments.

–
For executives assigned to a specific segment, like Mr. Bruno, the EBITDA goal is 50% based on the EBITDA goal for that segment and 50% based on total corporate EBITDA.

This segment allocation of the EBITDA goal is intended to create stronger corporate, business segment and individual accountability by tying an executive’s award to the performance of the segments for which he or she is directly responsible.
The payout result (which does not include individual performance) was determined based on achievement of the performance measures described in the table below. This payout rate demonstrates the performance alignment design of our plan.

52	UNITED STATES STEEL CORPORATION 2022 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS ELEMENTS OF COMPENSATION
2021 AICP CORPORATE PERFORMANCE GOALS AND RESULTS
Performance Measure	Threshold	Target	Maximum	Actual	2021 Payout Result
Cash Conversion Cycle (Days)*	36	33-27	24	18	200%
EBITDA: ($Millions)
Flat-Rolled	$245	$785-$865	$995	$3,121	200%
Europe	$100	$175-$225	$300	$1,073	200%
Corporate EBITDA	$700	$1,350-$1,550	$1,800	$5,592	200%

*
Per the 2021 AICP Administrative Procedures, Cash Conversion Cycle was calculated without giving effect to Big River Steel’s performance as it was not fully owned for the full year.

Setting Individual Performance Goals and Determining Results
Our executive officers may earn up to an additional 30% of their target award (or have their award reduced) based on their individual performance. In addition to their role in achieving the enterprise financial goals, NEOs are evaluated on their individual performance in the following categories:
Performance Category	Purpose
Safety
Safety of our employees is our top priority and is not compromised. Executives are expected to demand strict compliance to our safety protocols and demonstrate and facilitate safe work practices. Our expanded 360 safety initiative also requires our NEOs to ensure a psychologically safe environment for our employees.

Strategy Execution
Our NEOs all contribute to the achievement of our strategic goals to create long-term stockholder value. They are expected to act with an enterprise mindset and facilitate alignment throughout the organization with our Best of Both strategy.

Advancing Critical Success Factors	Our NEOs all work towards improving on the three areas that are critical to our long-term success: – Moving Down the Cost Curve – Moving up the Talent Curve – Winning in Strategic Markets
Leadership
As leaders of U. S. Steel, our NEOs are expected to demonstrate values-based tone at the top and exemplify our S.T.E.E.L. Principles. Ensuring engagement and development within their respective areas of responsibility is essential to U. S. Steel’s future success.

A description of each NEO’s individual performance and individual performance result is included on pages 46-48.

UNITED STATES STEEL CORPORATION 2022 PROXY STATEMENT	53

COMPENSATION DISCUSSION AND ANALYSIS ELEMENTS OF COMPENSATION
2021 AICP PAYOUT
Executive	Target AICP Award as % of Base Salary(1)	Target Award(1)	Corporate Payout Rate(2)	Actual AICP Amount Awarded(3)
Burritt	150%	$1,950,000	200%	$4,485,000
Breves	100%	$727,500	200%	$1,673,250
Bruno	85%	$505,750	200%	$1,137,938
Jaycox	75%	$412,500	200%	$907,500
Holloway	85%	$508,938	200%	$1,170,556

(1)
“Base Salary” for purposes of determining the AICP award is the actual salary earned for 2021. The “Target Award” is the amount that would be paid to the executive assuming the Corporation achieved the AICP target performance objectives and before consideration of individual performance.

(2)
The “Corporate Payout Rate” is determined by the Corporation’s actual performance measured against the 2021 performance metrics and before individual performance is considered.

(3)
The “Actual AICP Amount Awarded” is the amount awarded by the Compensation Committee after consideration of individual performance.

Long-Term Incentive Program
Awards granted under the long-term incentive program (LTIP) are allocated among performance-based awards (60% of the LTIP award in 2021) and restricted stock units (RSUs) (40% of the LTIP award in 2021). The Compensation Committee believes that these long-term incentive vehicles best accomplish the objectives of aligning pay with performance and retaining executives.
On February 23, 2021, the Compensation Committee granted the long-term incentive awards as shown in the table below.
LONG-TERM INCENTIVE AWARDS GRANTED IN 2021
Executive	Target Performance Restricted Stock Units	Restricted Stock Units	Grant Date Fair Value of Equity Awards
Burritt	273,380	189,790	$8,500,134
Breves	67,540	46,890	$2,100,022
Bruno	48,240	33,490	$1,499,911
Jaycox	35,380	69,560	$2,166,437
Holloway	48,240	33,490	$1,499,911
Performance-Based Awards (60% of LTIP Award Value)
Performance awards provide an incentive for executives to earn shares based on our performance over a three-year performance period, with goals set at the beginning of each performance period. The performance awards do not pay

54	UNITED STATES STEEL CORPORATION 2022 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS ELEMENTS OF COMPENSATION
dividends or carry voting privileges prior to vesting. In 2021, the three-year performance period began on January 1, 2021, and will end on December 31, 2023 (the “2021 Performance Period”). The value of the performance awards granted for the 2021 Performance Period was divided equally between relative TSR performance awards and ROCE performance awards. The TSR and ROCE performance awards were granted in equity.
TSR Performance Awards — How We Determine Payouts
TSR performance awards are based on relative performance, with the payout determined based on the rank of the Corporation’s TSR compared to the TSR of peer group companies (see the “Performance Peer Group”), over the three-year performance period, as well as for each year within the performance period.
Shares may be earned each year if the performance criteria is met, or forfeited if the performance criteria is not met. Awards do not vest and payout until the end of the three-year performance period and are subject to the executive’s continued employment. As noted in the table below, above market performance at the 55th percentile is required for target payout, and no payout is made for performance below the 30th percentile.
TSR Performance Award Goals
Level	2021 Relative TSR Ranking	Award Payout as a % of Target(1)
	<30th percentile	0%
Threshold	30th percentile	50%
Target	55th percentile	100%
Maximum	≥80th percentile	200%

(1)
Interpolation is used to determine actual awards between the threshold, target, and maximum levels. TSR performance is calculated over a three-year performance period as described in Appendix B of this proxy statement.

In order to address any potential pay for performance disconnect should the Corporation’s TSR be negative over the three-year performance period (regardless of relative performance) payouts are capped as follows:
–
Payout is capped at target if the Corporation’s TSR is 0% to -5% on a compound annual growth rate (“CAGR”) basis;

–
Payout is capped at 50% of target if the Corporation’s TSR is between -5% to -10% on a CAGR basis; and

–
Payout is forfeited if the Corporation’s TSR is lower than -10% on a CAGR basis.

2019 Performance Awards
The performance period for the performance awards granted in 2019 ended on December 31, 2021. The value of the 2019 performance awards was equally divided between relative TSR performance awards and ROCE performance awards. The TSR performance awards resulted in a payout at 40% of target and the ROCE performance awards resulted in a payout at 200% of target, resulting in an overall payout of 120% of the 2019-2021 performance awards. Each of the relative TSR and ROCE goals, results and payouts are described below.
2019 TSR Performance Awards
The Corporation’s relative annualized TSR compared to the selected peer group for the 2019-2021 performance period was below the 30th percentile, and resulted in a payout at 40% of the target award due to the Corporation's TSR during 2020. The payout for our NEOs is shown below.

UNITED STATES STEEL CORPORATION 2022 PROXY STATEMENT	55

COMPENSATION DISCUSSION AND ANALYSIS ELEMENTS OF COMPENSATION
2019-2021 TSR Performance Targets and Results
	Weighting	Actual Results (Peer Group Percentile)	Payout Rate
Year 1 (2019)	20%	0%	0%
Year 2 (2020)	20%	86%	200%
Year 3 (2021)	20%	29%	0%
Years 1-3 (2019-2021)	40%	16%	0%
	Total Payout		40%
	Shares Granted at Target	Payout Rate	Shares vested as a result of payout	Fair Value of Performance Awards Upon vesting
Burritt	82,150	40%	32,860	$794,883
Breves	12,840	40%	5,136	$124,240
Bruno	12,840	40%	5,136	$124,240
Jaycox(1)	0	0%	0	$0
Holloway	12,840	40%	5,136	$124,240

(1)
Mr. Jaycox did not receive a 2019 performance award as he was not hired until September 2020.

ROCE Performance Awards — How We Determine Payouts
The payout is determined based on our weighted average cost of capital (noted as return on capital employed or “ROCE”), over the three-year performance period. ROCE is measured based on our consolidated worldwide EBIT, as adjusted, divided by our consolidated worldwide capital employed, as adjusted, over the three-year performance period.
–
The weighted average ROCE is a three-year performance metric calculated based on the ROCE achieved in the first, second, and third years of the performance period, weighted at 20%, 30%, and 50% respectively.

–
The ROCE awards payout at 50% at the threshold level, 100% at the target level, and 200% at the maximum level.

ROCE performance goals are not disclosed during an ongoing performance period due to competitive reasons.
2019 ROCE Performance Awards
The Corporation’s ROCE for the performance period was at maximum performance level, resulting in a payout at 200% of the target award.
2019-2021 Return on Capital Employed (ROCE) Performance Targets and Results
	Performance Targets	Actual Results and Weighting		Weighted Average ROCE
Threshold	5%	Year 1 (20)%	1.5%	0.3%
Target	10%	Year 2 (30)%	-10.6%	-3.18%
Maximum	15%	Year 3 (50)%	54.0%	27.0%
		2019-2021 Period		24.1%
	Shares Granted at Target	Payout Rate	Shares vested as a result of payout	Fair Value of Performance Awards Upon vesting
Burritt	100,330	200%	200,660	$4,853,965
Breves	15,680	200%	31,360	$758,598
Bruno	15,680	200%	31,360	$758,598
Jaycox(1)	0	0%	0	$0
Holloway	15,680	200%	31,360	$758,598

(1)
Mr. Jaycox did not receive a 2019 performance award as he was not hired until September 2020.

56	UNITED STATES STEEL CORPORATION 2022 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS ELEMENTS OF COMPENSATION
In-Flight TSR Performance Awards
On February 22, 2022, the Compensation Committee certified the relative TSR results for the 2021 portion of the TSR performance awards for the 2020-2022 performance period and 2021-2023 performance period. For 2021, the Corporation achieved a TSR in the 29th percentile of the performance peer group, which is below the threshold performance level, resulting in no shares earned in 2021.
	Shares Granted at Target for 2020-2022 TSR performance awards	Shares earned as a result of 2021 performance
Burritt	292,670	0
Breves	73,170	0
Bruno	47,560	0
Jaycox	47,560	0
Holloway	47,560	0
	Shares Granted at Target for 2021-2023 TSR performance award	Shares earned as a result of 2021 performance
Burritt	131,040	0
Breves	32,370	0
Bruno	23,120	0
Jaycox	16,960	0
Holloway	23,120	0

Restricted Stock Units (40% of LTIP Award Value)
Restricted stock units (RSUs) are awards that deliver shares of common stock and accumulated dividends upon vesting. RSUs generally vest ratably on each of the first, second and third anniversaries of the grant date, subject to the executive’s continued employment on each vesting date.
The Compensation Committee believes that RSUs provide the best retention benefits among our long-term incentives, especially during times of challenging economic and industry conditions. Since the value of the RSUs is variable based upon our stock price, this element of executive compensation is aligned with our stockholders’ interests. They also enable our executives to build ownership in the Corporation, which addresses a key compensation objective. Additionally, because of the downside risk of owning stock, restricted stock units discourage executives from taking excessive risks that would not be in the best long-term interest of stockholders.
Benefits & Retirement Programs
Benefits
NEOs participate in many of the benefits provided to non-represented employees generally, including vacation and holiday benefits, insurance benefits, disability benefits, and medical and prescription drug programs. We believe these benefits support our overall retention objectives.
Retirement Programs
We provide retirement benefits to attract and retain talented executives. We believe our retirement programs are reasonable in light of competitive pay practices and the total compensation of our executives. In 2021, all of our NEOs received matching contributions and other employer contributions, which are known as Retirement Account contributions, under the United States Steel Corporation Savings Fund Plan for Salaried Employees (the “Savings Plan”), which is a tax-qualified 401(k) defined contribution plan. All of the NEOs were also covered under the following non tax-qualified programs that are designed to provide retirement benefits to executives and other high-level employees of the Corporation and its affiliates:
–
United States Steel Corporation Supplemental Thrift Program (the “Supplemental Thrift Program”);

–
United States Steel Corporation Non Tax-Qualified Retirement Account Program (the “Non Tax-Qualified Retirement Account Program”); and

–
United States Steel Corporation Supplemental Retirement Account Program (the “Supplemental Retirement Account Program”).

The purpose of the Supplemental Thrift Program and the Non Tax-Qualified Retirement Account Program is to provide matching contributions and Retirement Account contributions that are not permitted to be provided under the Savings Plan due to certain limits under the Internal Revenue Code.
The purpose of the Supplemental Retirement Account Program is to provide benefits based upon compensation paid under our annual incentive compensation plans, which is excluded under the Savings Plan. We provide a retirement benefit based on incentive pay to enable our executives (who receive more of their pay in the form of incentive compensation) to receive a comparable retirement benefit.

UNITED STATES STEEL CORPORATION 2022 PROXY STATEMENT	57

COMPENSATION DISCUSSION AND ANALYSIS COMPENSATION POLICIES AND OTHER CONSIDERATIONS
To support our retention objectives, benefits under the Supplemental Retirement Account Program are subject to service-based and age-based restrictions. Unless the Corporation consents, benefits under the Supplemental Retirement Account Program are not payable if the executive voluntarily terminates employment:
–
prior to age 55 or before completing 10 years of service (or, if earlier, attaining age 65);

–
within 36 months of the date coverage under the program commenced; or

–
for participants hired on or after January 1, 2019, prior to age 60 and completion of five years of service.

For more information on our retirement programs, see the Non-Qualified Deferred Compensation table later in this proxy statement.
Perquisites and Security
We provided a limited number of modest perquisites to our NEOs in 2021. The perquisites facilitate the ability of our executives to do their jobs without undue distractions or delays and have clear business-related purposes. As described in the footnotes to the Summary Compensation Table on page 61 of this proxy statement, the perquisites include:
Category	Rationale
Financial and Tax Planning Services Stipend	To ensure accurate tax reporting of our compensation programs and promote international assignments
Security Services (Including Transportation)*	To protect employees who are the subject of a credible and specific threat on account of his or her role with the Corporation
International Tax Gross Ups & Reimbursements*	To offset increased costs that would otherwise be owed by expatriate employees assigned to our Slovakian business
Personal Aircraft Usage	To allow the travel time of our CEO and other NEOs to be used productively for the Corporation and for security purposes
Personal Use of Corporate Automobile*	Provided where necessary for security purposes
Relocation Benefits	To attract talent from all locations
Executive Physical Stipend	To promote the health of our executives

*
Denotes perquisite only available to certain NEOs.

In general, the level of security provided depends upon the nature of the threat. In 2021, Messrs. Burritt and Bruno were the only NEOs provided with security services. We do not provide gross-up payments to cover personal income taxes that may be attributable to any of the perquisites except for relocation, tax equalization, and expenses and travel related to expatriate assignments. These gross-ups are also provided to non-executive employees.
COMPENSATION POLICIES AND OTHER CONSIDERATIONS
Stock Ownership and Holding Guidelines
We have comprehensive stock ownership and holding guidelines designed to align the interests of our executive officers with those of our stockholders. As shown below, our executives are required to accumulate and retain a minimum level of ownership in the Corporation’s common stock based upon their base salary. The stock ownership guidelines require that an executive must retain 100% of the after-tax value of stock acquired upon the vesting of restricted stock units and performance awards and 100% of the after-tax value of shares issued upon the exercise of stock options until the ownership requirement is satisfied. All of the NEOs are in compliance with the terms of the policy.
Executive	Ownership Requirement*
Burritt	6x base salary
Breves	3x base salary
Jaycox	3x base salary
Bruno	3x base salary
Holloway	3x base salary

*
Unvested restricted stock units count towards the ownership requirement.

58	UNITED STATES STEEL CORPORATION 2022 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS COMPENSATION POLICIES AND OTHER CONSIDERATIONS
Anti-Hedging and Pledging
We have a policy that prohibits all directors and employees, including the NEOs, from purchasing any financial instruments (including, but not limited to, prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engaging in any transactions, that are designed to hedge or offset any decrease in our stock price. Our anti-pledging policy prohibits directors and executive officers, including the NEOs, from pledging our stock as collateral for a loan or holding shares in a margin account.
Clawback Policy
The Board has adopted a policy detailing procedures to recover payment of any compensation (cash or equity) if an executive (i) engaged in any fraud or misconduct, including gross negligence, that resulted in the need for a material restatement of the Corporation’s publicly filed financial results, or (ii) knowingly, intentionally, or recklessly engaged in serious misconduct, or failed to supervise a subordinate employee who engaged in serious misconduct which the executive officer knew, or was reckless in not knowing, was occurring, and such misconduct resulted in a material violation of law or the Code of Ethical Business Conduct that caused significant financial or reputational harm to the Corporation. For any periods during which a performance-based award was paid or credited to the executive, such award will be subject to reduction, cancellation, or reimbursement to the Corporation at the Board’s discretion. This policy is stated in our Corporate Governance Principles which are available on our website www.ussteel.com.
Change in Control Arrangements
The Change in Control Severance Plan (the “CIC Plan”) generally provides for the payment of severance benefits to certain eligible executives, including each of the NEOs, in the event their employment with the Corporation terminates involuntarily following a change in control.
The CIC Plan enables our executives to evaluate corporate transactional opportunities that may be in the best interests of our stockholders, while limiting concerns about the potential impact of such opportunities on their job security. Under the CIC Plan, payments require a “double trigger,” meaning the NEO is eligible for change in control severance payments and benefits in the event that he or she is terminated without cause or voluntarily for good reason in connection with a change in control. In general, upon a change in control and termination each of our NEOs are entitled to a payment equivalent to a multiple of his or her salary and annual incentive award. For Mr. Burritt, the severance payment multiple is 2.5x, and for Ms. Breves and Messrs. Jaycox, Bruno and Holloway, is 2x. We do not provide gross-up payments to cover personal income taxes that may be attributable to payments under the CIC Plan. See “Potential Payments Upon Termination or Change in Control” for additional information regarding the quantification of these potential payments and benefits.
Severance Plan
In 2021, the Compensation Committee adopted the Executive Severance Plan to provide for the payment of severance benefits to eligible executives in the event of a company-initiated separation without cause. The severance benefit is a single lump sum payment equal to twelve months of the executive’s base salary plus an amount equivalent to the executive’s target bonus under the AICP. We believe the Executive Severance Plan will help attract and retain executives by providing a level of protection against involuntary job loss. See “Potential Payments Upon Termination or Change in Control” for additional information regarding the quantification of these potential payments and benefits.
Other Compensation Agreements
In general, we do not enter into long-term employment agreements with our executives but may enter into agreements for a limited period of time to attract or retain experienced professionals for high level positions. We have current letter agreements with Mr. Jaycox and Ms. Breves. Mr. Jaycox was hired on September 28, 2020, and his offer letter provides for certain new hire cash incentive payments and additional severance benefits if he is terminated within two years of his date of hire. In addition, in 2021, Mr. Jaycox received a retention award in the form of restricted stock units with three year cliff vesting. The retention award is designed to align Mr. Jaycox’ interests to stockholder interests over the near term strategic horizon and bring his holdings in line with the executive leadership team. On February 15, 2022, Ms. Breves announced her intention to resign from her position as the Corporation’s Chief Financial Officer in 2022 once a successor is named. In connection with the announcement, we entered into a Special Transition Agreement and Release, which provides that, following her transition from the CFO role, Ms. Breves will remain with the Corporation through the end of 2022 as Executive Vice President — Business Transformation and that as consideration for executing the Special Transition Agreement and Release (i) she will receive a single lump sum payment of  $1,540,000 following her separation and execution of the release, and (ii) her separation will be considered as a termination with consent and she will remain entitled to vest in the Strategic Transformation Award granted on December 31, 2021, subject to achievement of the performance criteria.

UNITED STATES STEEL CORPORATION 2022 PROXY STATEMENT	59

COMPENSATION DISCUSSION AND ANALYSIS Preview of 2022 Compensation Decisions
Accounting and Tax Considerations
In determining executive compensation, the Compensation Committee considers, among other factors, the possible tax consequences to the Corporation. Tax consequences, including but not limited to tax deductibility by the Corporation, are subject to many factors (such as changes in the tax laws and regulations or interpretations thereof) that are beyond the control of the Corporation. In addition, the Compensation Committee believes that it is important for it to retain maximum flexibility in designing compensation programs that meet its stated objectives. For these reasons, the Compensation Committee, while considering tax deductibility as one of the factors in determining compensation, does not limit compensation to those levels or types of compensation that will be deductible by the Corporation.
PREVIEW OF 2022 COMPENSATION DECISIONS
Throughout 2021, the Compensation Committee, with the assistance of its independent compensation consultant, conducted a robust review of the Corporation’s compensation programs to ensure alignment to long-term strategy, business priorities and the external market. The Compensation Committee approved certain design changes which will be implemented in 2022, as described below. In light of the ongoing need to ensure retention and encouragement of the executive team, the Compensation Committee also made 2022 target salary, AICP and LTIP grant decisions in line with competitive market medians to reflect each executive’s experience, tenure and value to the business.

Long-Term Incentive Compensation Program
•
Revised ROCE calculation to include components of ROCE for each year in the performance period while maintaining the largest weighting on three-year ROCE performance to reduce the possibility of any single year producing maximum payout and appropriately reward returns in excess of the Corporation’s cost of capital

•
Simplified the Negative TSR cap while maintaining the strong governance protection of not providing above target payouts if TSR for the performance peer group is negative

Perquisites	• Eliminated the perquisite stipend for financial planning and tax assistance
CEO Target Compensation
•
Increased the CEO’s target LTIP award to $9.5 million to reflect his experience and value in leading the Corporation through its strategic transformation, while maintaining alignment with stockholder interests

No changes were made to the AICP as part of this review.

60	UNITED STATES STEEL CORPORATION 2022 PROXY STATEMENT

EXECUTIVE COMPENSATION TABLES SUMMARY COMPENSATION TABLE
EXECUTIVE COMPENSATION TABLES
The titles of executives used in the compensation tables of this proxy statement reflect the current titles of each executive.
Summary Compensation Table
The following table sets forth certain compensation information for the years 2019, 2020 and 2021 for U. S. Steel’s Chief Executive Officer (CEO), Chief Financial Officer (CFO) and the three other most highly compensated executive officers (referred to as “Named Executive Officers” or “NEOs”) who rendered services to U. S. Steel and its subsidiaries during 2021.
Name	Year(1)	Salary(2) ($)	Bonus(3) ($)	Stock Awards(4)(5) ($)	Option Awards(4)(6) ($)	Non- Equity Incentive Compensation(7) ($)	Change in Pension Value & Nonqualified Deferred Compensation Earnings(8) ($)	All Other Compensation(9) ($)	Total ($)
David B. Burritt President & Chief Executive Officer	2021	$1,300,000	—	$10,500,134	$1,999,631	$4,485,000	—	$540,051	$18,824,816
	2020	$1,112,500	—	$5,600,045	—	$1,530,000	—	$340,898	$8,583,443
	2019	$1,150,000	—	$8,000,006	—	$3,618,720	—	$549,631	$13,318,357

Christine S. Breves Senior Vice President & Chief Financial Officer	2021	$727,500	—	$4,100,077	—	$1,673,250	—	$163,257	$6,664,084
	2020	$666,500	$125,000	$1,400,010	—	$562,000	—	$90,597	$2,844,107
	2019	$563,889	—	$1,250,127	—	$605,763	—	$149,752	$2,569,531

James E. Bruno Senior Vice President − European Solutions & President USSK	2021	$595,000	—	$3,499,966	—	$1,137,938	—	$1,062,312	$6,295,216
	2020	$551,000	$100,000	$909,980	—	$695,130	—	$758,243	$3,014,353
	2019	$556,250	—	$1,250,127	—	$487,500	—	$564,697	$2,858,574

Kenneth E. Jaycox, Jr. Senior Vice President & Chief Commercial Officer	2021	$550,000	$175,000	$4,166,492	—	$907,500	—	$213,619	$6,012,611

Duane D. Holloway Senior Vice President, General Counsel, and Chief Ethics & Compliance Officer	2021	$598,750	—	$3,499,966	—	$1,170,556	—	$133,962	$5,403,234
	2020	$561,500	$100,000	$909,980	—	$331,100	—	$85,295	$1,987,875
	2019	$572,500	—	$1,250,127	—	$384,720	—	$758,258	$2,965,605

In 2019 and 2021 the Compensation Committee granted the portion of the long-term incentive award tied to ROCE performance in equity. In 2020, the ROCE performance award was granted in cash and the payout, if any, will be disclosed in the Summary Compensation Table in the final year of the performance period.
(1)
Amounts are not reported if the executive had not previously been an NEO. Mr. Jaycox was not an NEO prior to 2021.

(2)
Salaries provided reflect the actual amount earned in each year. Salaries for 2020 reflect a temporary reduction to base salaries of 25% for the CEO and 10% for the other NEOs. Salary in 2019 for Ms. Breves reflects partial salary as CFO, as she was promoted to CFO in November 2019.

(3)
For Mr. Jaycox, the 2021 bonus represents the second installment of a new hire cash award. The 2020 bonus is in recognition of successfully navigating the COVID-19 environment.

(4)
Stock award grant date values are computed in accordance with Accounting Standard Codification Topic 718 (ASC 718), as described in footnote 15 to the financial statements included in the Corporation’s Annual Report on Form 10-K for the year-ended December 31, 2021, which was filed with the SEC on February 11, 2022. The Stock Awards column includes restricted stock units, which includes a retention award granted to Mr. Jaycox, and performance awards that are reported at the target number of shares, and the grant date fair value of such awards includes a factor for the probable performance outcome of the TSR performance awards and excludes the effect of estimated forfeitures. The maximum payout for the performance awards is 200% of target and is calculated based on the grant date fair value of the underlying stock award. The potential maximum payouts for the 2019 awards would be: $9,599,976 for Mr. Burritt, and $1,500,398 for each of the other NEOs except Mr. Jaycox who did not have awards in 2019. The potential maximum payouts for the 2020 awards would be: $4,800,022 for Mr. Burritt, $1,200,046 for Ms. Breves, $780,022 for Mr. Bruno and Mr. Holloway, and none for Mr. Jaycox who did not have awards in 2020. The potential maximum payouts for the 2021 awards would be: $14,200,092 for Mr. Burritt, $6,520,086 for Ms. Breves, $5,799,986 for Mr. Bruno and Mr. Holloway, and $5,320,178 for Mr. Jaycox. These amounts do not include the value of restricted stock units included in the Stock Awards column.

(5)
The grant date fair market value used to calculate compensation expense in accordance with ASC 718 for the NEOs is $17.92 per share for our 2021 restricted stock unit grants, $8.83 per share for our 2020 restricted stock unit grants, and $23.92 per share for our 2019 restricted stock unit grants. For 2021 and 2019, performance awards were granted in two portions, one equity grant based on a 3-year weighted average ROCE measure, and one equity grant based on a relative TSR measure. For 2020, performance awards were granted in two portions, one cash grant based on a 3-year weighted average ROCE measure, and the second equity grant based on a relative TSR measure. The grant date fair market value used to calculate the performance awards based on TSR is $19.46 per share for the 2021 awards; $8.20 per share for the 2020 awards; and $29.22 per share for the 2019 awards. The grant date fair market value used to calculate the performance awards based on ROCE is $17.92 per share for the 2021 awards and $23.92 per share for the 2019 awards. For further detail, see our Annual Report on Form 10-K for the year-ended December 31, 2021, financial statement footnote 15. Mr. Jaycox

UNITED STATES STEEL CORPORATION 2022 PROXY STATEMENT	61

EXECUTIVE COMPENSATION TABLES SUMMARY COMPENSATION TABLE
received an additional 2021 retention grant of equity which consisted of 45,000 restricted stock units. The grant date fair market value used to calculate compensation expense in accordance with ASC 718 for Mr. Jaycox’s grant is $23.70 per share for the restricted stock units. Mr. Burritt received an additional 2021 performance award which was an equity grant based on objectives to be achieved over 4 years. The grant date fair market value used to calculate the performance awards based on objectives was $23.52 per share. All NEO’s other than Mr. Burritt also received an additional 2021 performance award which was an equity grant based on objectives to be achieved over 4 years. The grant date fair market value used to calculate these performance awards based on objectives was $23.65 per share.
(6)
As part of the Strategic Transformation Award, Mr. Burritt received a 2021 grant of equity which consisted of 171,000 stock options. The grant date fair market value used to calculate compensation expense in accordance with ASC 718 for Mr. Burritt’s grant is $11.69 per share for the stock options. For further detail, see our Annual Report on Form 10-K for the year-ended December 31, 2021, financial statement footnote 15.

(7)
The Non-Equity Incentive Compensation benefits are short-term incentive awards and represent the aggregate amount of incentive awards earned pursuant to the Corporation’s Annual Incentive Compensation Plan (“AICP”). For year 2019, this column also reflects the payout of cash-based ROCE performance awards.

(8)
No amounts are reported in this column because (i) none of the NEOs are covered by the Corporation’s Pension Plan and (ii) the values reported in the earnings column of the 2021 Nonqualified Deferred Compensation table are not above-market and are not preferential.

(9)
Components of  “All Other Compensation” are as follows:

	ALL OTHER COMPENSATION IN 2021
Name	U. S. Steel Savings Plan Contributions(a)	Non Qualified Defined Contribution Plan Accruals(b)	International Tax Gross Ups & Reimbursements(c)	Perquisites(d)	TOTAL
Burritt	$37,650	$281,750	—	$220,651	$540,051
Breves	$34,850	$118,407	—	$10,000	$163,257
Bruno	$30,700	$114,661	$776,545	$140,406	$1,062,312
Jaycox	$39,667	$54,341	—	$119,611	$213,619
Holloway	$35,109	$88,853	—	$10,000	$133,962

(a)
U. S. Steel Savings Plan Contributions include: (i) employer matching contributions that were made in the form of the Corporation’s common stock and (ii) other non-elective employer contributions known as Retirement Account contributions that were made to the executive’s 401(k) account in the U. S. Steel Savings Plan (a federal income tax-qualified defined contribution plan also known as a “401(k) plan”) during the most recently completed fiscal year.

(b)
The Non Qualified Defined Contribution Plan Accruals include accruals under the following programs:

−
The Supplemental Thrift Program, in which benefits accrue in the form of phantom shares of U. S. Steel common stock equal to the portion of the Corporation’s matching contributions to the U. S. Steel Savings Plan that cannot be provided due to the statutory limits on covered compensation and annual contributions.

−
The Non Tax-Qualified Retirement Account Program, which provides book accruals equal to the amount of Retirement Account contributions that cannot be provided under the U. S. Steel Savings Plan due to the statutory limits on covered compensation and annual contributions.

−
The Supplemental Retirement Account Program, which provides book accruals equal to the applicable Retirement Account contribution rate (8.5% for all NEOs) under the U. S. Steel Savings Plan multiplied by incentive compensation paid under our short-term incentive compensation program.

(c)
For Mr. Bruno’s international assignment, this amount includes taxes paid on his behalf to his host country tax jurisdiction of  $381,443, housing benefits of  $53,312, U.S. tax gross-ups of  $159,555, Tax Equalization of  $102,855, an international assignment premium of  $29,751, goods and services differential of  $16,137, personal security of  $302, the cost of a company provided automobile of  $25,661, tax preparation services in the amount of  $1,615 and relocation expenses of  $5,914.

(d)
The amount shown for Mr. Burritt includes personal aircraft use of  $208,725 and security services of  $1,926. The amount shown for Mr. Bruno includes personal aircraft use of  $130,406. The aggregate incremental cost of the personal use of corporate aircraft is calculated using the rate per flight hour for the type of corporate aircraft used. The rates are published twice per year by a nationally recognized and independent service. The calculated incremental costs for personal flights include the costs related to all flight hours flown in connection with the personal use. The Corporation consistently applies allocation methods for flights that are not entirely either business or personal. The amount shown for Mr. Jaycox includes relocation benefits of  $109,611 which includes a tax gross up amount of  $16,476. For all NEO’s the amount shown for each includes a $5,000 stipend for financial planning services and a $5,000 stipend for executive physical benefits.

62	UNITED STATES STEEL CORPORATION 2022 PROXY STATEMENT

EXECUTIVE COMPENSATION TABLES Grants of Plan-Based Awards
Grants of Plan-Based Awards
The following table summarizes the grant of non-equity incentive compensation and equity-based incentive compensation to each Named Executive Officer in 2021.
Name	Plan Name(1)	Grant Date(2)	Approval Date(2)	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(3)			Estimated Future Payouts Under Equity Incentive Plan Awards(6)			All Other Stock Awards: Number of Shares of Stock or Units(7) (#)	All Other Option Awards: Number of Securities Underlying Options(8) (#)	Exercise Price of Option Awards(9) ($/Share)	Closing Price on Grant Date ($/Share)	Grant Date Fair Value of Stock and Option Awards(10) ($)
				Threshold(4) ($)	Target ($)	Maximum(5) ($)	Threshold (#)	Target (#)	Maximum(5) (#)
Burritt	AICP	1/25/21		$975,000	$1,950,000	$4,485,000	—	—	—	—	—	—	—	—
	LTIP	2/23/21		—	—	—	136,690	273,380	546,760	189,790	—	—	$18.14	$8,500,134
	LTIP	12/30/21		—	—	—	42,517	85,034	170,068	—	171,000	$23.52	$23.23	$3,999,631
Breves	AICP	1/25/21		$363,750	$727,500	$1,673,250	—	—	—	—	—	—	—	—
	LTIP	2/23/21		—	—	—	33,770	67,540	135,080	46,890	—	—	$18.14	$2,100,022
	LTIP	12/31/21	12/14/21	—	—	—	42,280	84,560	169,120	—	—	—	$23.81	$2,000,055
Bruno	AICP	1/25/21		$252,875	$505,750	$1,163,225	—	—	—	—	—	—	—	—
	LTIP	2/23/21		—	—	—	24,120	48,240	96,480	33,490	—	—	$18.14	$1,499,911
	LTIP	12/31/21	12/14/21	—	—	—	42,280	84,560	169,120	—	—	—	$23.81	$2,000,055
Jaycox	AICP	1/25/21		$206,250	$412,500	$948,750	—	—	—	—	—	—	—	—
	LTIP	2/23/21		—	—	—	17,690	35,380	70,760	24,560	—	—	$18.14	$1,100,027
	LTIP	7/27/21		—	—	—	—	—	—	45,000	—	—	$23.84	$1,066,410
	LTIP	12/31/21	12/14/21	—	—	—	42,280	84,560	169,120	—	—	—	$23.81	$2,000,055
Holloway	AICP	1/25/21		$254,469	$508,938	$1,170,556	—	—	—	—	—	—	—	—
	LTIP	2/23/21		—	—	—	24,120	48,240	96,480	33,490	—	—	$18.14	$1,499,911
	LTIP	12/31/21	12/14/21	—	—	—	42,280	84,560	169,120	—	—	—	$23.81	$2,000,055

(1)
AICP refers to the Corporation’s Annual Incentive Compensation Plan and LTIP refers to the Corporation’s long-term incentive program, which are both under the United States Steel Corporation 2016 Omnibus Incentive Compensation Plan.

(2)
The grant date for the AICP represents the date that the Compensation Committee established the annual incentive targets for the 2021 performance period. The grant date for the LTIP is the date that the Compensation Committee approved the grant, except for the LTIP awards granted on 12/31/2021, which were approved by the Compensation Committee on 12/14/2021 with a 12/31/2021 grant date.

(3)
Our NEOs received non-equity incentive awards under the AICP in 2021. For a discussion of the plans and 2021 award amounts, see the Annual Incentive Compensation Plan section in the “Compensation Discussion and Analysis” above. For the AICP, threshold and target amounts shown reflect the amount that would be paid to each executive based on the Corporation’s performance in 2021. These amounts are based on earned base salary.

(4)
The threshold level for the AICP award is 50% of the target award, which is based on EBITDA (75% of target) and cash conversion cycle (25% of target). Individual performance is also considered and may decrease an award by 15% or increase an award by up to 30% of target. The Compensation Committee retains discretion to reduce or eliminate the award. The threshold level for the LTIP awards, which are based on the Corporation’s three-year weighted average ROCE, relative TSR, and performance objectives are 50% of the target award.

(5)
The maximum level for the AICP award is 200% of the target award with the maximum additive of 30% of an NEO’s target award for individual performance. The maximum level for the LTIP awards are 200% of the target award.

(6)
Annual performance award grants were made on February 23, 2021 to all NEOs. For 2021, performance awards, not including the Strategic Transformation Award, represent approximately 60% of the total annual grant value, with half of the performance award value granted in equity-based awards that will vest based on the Corporation’s three-year weighted average ROCE, and the other half of the performance award value granted in equity-based awards that will vest based on the Corporation’s annual and three-year relative TSR performance. For more information on the annual performance awards, see the Long-Term Incentive Program section in the “Compensation Discussion and Analysis” above. Additional performance-based award grants were awarded to Mr. Burritt on December 30, 2021 and all other NEO’s on December 31, 2021. For information on these additional performance awards, see the Strategic Transformation Award section in the “Compensation Discussion and Analysis” above. Performance awards do not pay dividends or carry voting privileges prior to vesting.

(7)
Restricted stock unit grants were made on February 23, 2021. The units are time-based awards subject to ratable vesting over a three-year period with one-third of the units vesting on February 23, 2022; an additional one-third of the units vesting on February 23, 2023; and the remaining one-third of the units vesting on February 23, 2024, subject in each case to continued employment through the vesting dates. Additionally, Mr. Jaycox received a restricted stock unit grant on July 27, 2021. The grant of restricted stock units represents a retention award that will cliff vest on July 27, 2024.

(8)
Option grants were made on December 30, 2021 to Mr. Burritt. The option grants are performance-based, with a 7-year term and vest in three increments with one-third of the options vesting upon reaching a 20-day average closing stock price of  $35; an additional one-third of the options vesting upon reaching a 20-day average closing stock price of  $45; and the remaining one-third of the options vesting upon reaching a 20-day average closing stock price of $55, subject in each case to continued employment on the vesting dates, except in the event of a termination with consent. For more information on the option grants, see the Strategic Transformation Award section in the “Compensation Discussion and Analysis” above.

(9)
The exercise price of the options granted is the fair market value on the date of grant (i.e., the average of the high and low stock prices on the date of the grant).

(10)
This column represents the full grant date fair value of the equity-based LTIP awards, calculated in accordance with ASC 718 based on the average of the

UNITED STATES STEEL CORPORATION 2022 PROXY STATEMENT	63

EXECUTIVE COMPENSATION TABLES Outstanding Equity Awards at 2021 Fiscal Year-End
high and low stock prices on the date of the grant. The restricted stock units accrue dividends at a non-preferential rate ($0.05) per share (as of the last announced dividend) and are paid when the underlying restricted stock units are distributed. The value of these dividends is reflected in the fair value of the restricted stock unit grant. Restricted stock units carry no voting privileges. The target number of TSR performance awards includes a factor predicting the probable outcome of the performance goal for the grant. The factor for the February 23, 2021 performance award grant was 108.6235% as determined by a third-party consultant using a Monte Carlo valuation model. The maximum payout for the ROCE performance awards, and the additional objective-based performance awards granted on December 30, 2021 and December 31, 2021, is 200% of target. Accordingly, if maximum share payouts were achieved for such performance awards, the aggregate grant date fair value for such awards would be twice the target amount disclosed in the table related to such performance awards.

64	UNITED STATES STEEL CORPORATION 2022 PROXY STATEMENT

EXECUTIVE COMPENSATION TABLES Outstanding Equity Awards at 2021 Fiscal Year-End
Outstanding Equity Awards at 2021 Fiscal Year-End
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options(1) (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(2) (#)	Market Value of Shares or Units of Stock That Have Not Vested(3) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(4) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned shares, Units or Other Rights That Have Not Vested(3)(4) ($)
Burritt	2/24/2015	18,260	—	$24.780	2/24/2025
	2/28/2017	30,020	—	$39.265	2/28/2027
	5/31/2017	43,530	—	$20.690	5/31/2027
	2/26/2019					44,594	$1,061,783	82,150	$782,397
	2/26/2019							100,330	$4,777,715
	2/25/2020					241,740	$5,755,829	292,670	$7,603,997
	2/23/2021					189,790	$4,518,900	131,040	—
	2/23/2021							142,340	$3,389,115
	12/30/2021	—	171,000	$23.52	12/30/2028			85,034	$2,024,660
Breves	5/27/2014	2,217	—	$24.285	5/27/2024
	2/24/2015	8,270	—	$24.780	2/24/2025
	5/31/2016	7,214	—	$14.780	5/31/2026
	2/28/2017	4,530	—	$39.265	2/28/2027
	2/26/2019					6,967	$165,884	12,840	$122,288
	2/26/2019							15,680	$746,682
	2/25/2020					60,434	$1,438,934	73,170	$1,901,064
	2/23/2021					46,890	$1,116,451	32,370	—
	2/23/2021							35,170	$837,398
	12/31/2021							84,560	$2,013,374
Bruno	2/24/2015	8,270	—	$24.780	2/24/2025
	2/28/2017	5,460	—	$39.265	2/28/2027
	2/26/2019					6,967	$165,884	12,840	$122,288
	2/26/2019							15,680	$746,682
	2/25/2020					39,280	$935,257	47,560	$1,235,679
	2/23/2021					33,490	$797,397	23,120	—
	2/23/2021							25,120	$598,107
	12/31/2021							84,560	$2,013,374
Jaycox	2/23/2021					24,560	$584,774	16,960	—
	2/23/2021							18,420	$438,580
	7/27/2021					45,000	$1,071,450
	12/31/2021							84,560	$2,013,374
Holloway	2/26/2019					6,967	$165,884	12,840	$122,288
	2/26/2019							15,680	$746,682
	2/25/2020					39,280	$935,257	47,560	$1,235,679
	2/23/2021					33,490	$797,397	23,120	—
	2/23/2021							25,120	$598,107
	12/31/2021							84,560	$2,013,374

(1)
All options granted prior to 2021 vested in equal increments on the first three anniversaries of the date of grant. The options granted to Mr. Burritt on December 30, 2021 vest in three increments with one-third of the options vesting upon reaching a 20-day average closing stock price of  $35; an additional one-third of the options vesting upon reaching a 20-day average closing stock price of  $45; and the remaining one-third of the options vesting upon reaching a 20-day average closing stock price of  $55, subject in each case to continued employment on the vesting dates, except in the event of a termination with consent.

(2)
All restricted stock units, except for the restricted stock units granted to Mr. Jaycox on July 27, 2021 and the performance-based restricted stock units granted as part of the Strategic Transformation Award discussed in footnote 4, vest in equal increments on the first three anniversaries of the date of grant, subject in each case to employment on the respective vesting dates or to pro rata vesting for early retirement (i.e., 30 years of service or age 55 with 10 years of service) or full vesting for normal retirement (i.e., the later of six months following date of grant, age 60 with five years of service, or age 65) during the vesting period. As of December 31, 2021, Mr. Burritt and Ms. Breves have met the requirements for a normal retirement and full vesting. The restricted stock units granted to Mr. Jaycox on July 27, 2021 are part of a retention award and cliff vest in three years from the date of grant.

UNITED STATES STEEL CORPORATION 2022 PROXY STATEMENT	65

EXECUTIVE COMPENSATION TABLES Option Exercises and Stock Vested in 2021
(3)
Value is based on $23.81 per share, which was the closing price of the Corporation’s stock on December 31, 2021.

(4)
The 2019, 2020 and 2021 performance awards were divided equally between relative TSR performance awards and ROCE performance awards and were granted in equity, except for the 2020 ROCE performance award, which was granted in cash. For the 2019 relative TSR and ROCE performance awards, the performance period ended on December 31, 2021, with TSR performance earning a payout of 40% and ROCE performance earning a payout at maximum of 200%. As of December 31, 2021, the 2020 TSR performance award is performing at a level that is projected to earn a payout at 109.12% of target, the 2021 TSR performance award is performing at a level that is projected to earn a payout at 0% of target, the 2020 ROCE performance award, which was granted in cash and is not shown in this table, is valued at 100% of target, and the 2021 ROCE performance award is projected to achieve target results of 100%,. Mr. Burritt and Ms. Breves have met the requirements for a normal retirement as described above and are fully vested in their unearned TSR and ROCE performance awards for 2019, 2020 and 2021. Additional performance-based awards were granted to Mr. Burritt on December 30, 2021 and all other NEO’s on December 31, 2021. None of the NEOs are vested in these additional performance awards; however, Ms. Breves will fully vest in these awards pursuant to the terms of the Special Transition Agreement and Release dated February 15, 2022. For more information, see the Strategic Transformation Award and Other Compensation Agreement sections under “Compensation Discussion and Analysis” above.

Option Exercises and Stock Vested in 2021
The following table illustrates for each NEO, on an aggregate basis, the value realized from the exercise of stock options and from the vesting of restricted stock unit awards and performance awards in 2021.
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(1) ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(2) ($)
Burritt	47,834	$651,499	183,953	$3,357,387
Breves	—	—	39,230	$722,098
Bruno	10,820	$99,760	28,654	$523,798
Jaycox	—	—	—	—
Holloway	—	—	31,624	$601,210

(1)
Represents the difference between the market value on the date of exercise and the exercise price for the number of shares exercised.

(2)
Represents the market value on the vesting date of time-vested restricted stock unit awards and performance awards that had met the performance criteria. Value shown is before taxes.

66	UNITED STATES STEEL CORPORATION 2022 PROXY STATEMENT

EXECUTIVE COMPENSATION TABLES NON-QUALIFIED DEFERRED COMPENSATION
NON-QUALIFIED DEFERRED COMPENSATION
The following table provides information with respect to accruals for each NEO under the Corporation’s non-qualified defined contribution plans in 2021. 2021 Year-End Aggregate Balances are as of December 31, 2021.
Executive	Plan Name	2021 Company Contributions/ Accruals(1)	2021 Aggregate Earnings(2)	2021 Year-End Aggregate Balance
Burritt	Supplemental Thrift Program	$65,850	$114,676	$451,701
	Non Tax-Qualified Retirement Account Program	$85,850	$42,287	$607,795
	Supplemental Retirement Account Program	$130,050	$83,584	$1,066,521
	Total	$281,750	$240,547	$2,126,017
Breves	Supplemental Thrift Program	$29,271	$35,384	$148,972
	Non Tax-Qualified Retirement Account Program	$41,367	$13,198	$202,794
	Supplemental Retirement Account Program	$47,770	$26,801	$341,535
	Total	$118,408	$75,383	$693,301
Bruno	Supplemental Thrift Program	$24,000	$37,762	$151,507
	Non Tax-Qualified Retirement Account Program	$31,575	$18,114	$209,404
	Supplemental Retirement Account Program	$59,086	$26,643	$268,791
	Total	$114,661	$82,519	$629,702
Jaycox	Supplemental Thrift Program	$23,583	$(663)	$22,920
	Non Tax-Qualified Retirement Account Program	$25,323	$419	$25,742
	Supplemental Retirement Account Program	$5,435	$604	$6,039
	Total	$54,341	$360	$54,701
Holloway	Supplemental Thrift Program	$30,959	$16,037	$86,379
	Non Tax-Qualified Retirement Account Program	$29,750	$8,804	$96,050
	Supplemental Retirement Account Program	$28,144	$18,512	$150,423
	Total	$88,853	$43,353	$332,852

(1)
Accruals are included in the All Other Compensation column of the Summary Compensation Table. See footnote 9 to that table for more detail.

(2)
Determined by taking the investment returns in 2021 and adding dividend equivalents.

Supplemental Thrift Program
The purpose of the United States Steel Corporation Supplemental Thrift Program (the “Supplemental Thrift Program”) is to compensate individuals for the loss of matching contributions made by the Corporation under the U. S. Steel Savings Plan that cannot be provided due to the statutory limits on covered compensation (which was limited to $290,000 in 2021) and combined Corporation and individual annual contributions (which were limited to $58,000 in 2021). Under the Supplemental Thrift Program, executives accrue benefits in the form of phantom shares of U. S. Steel common stock. In the aggregate, the benefit accruals under the Supplemental Thrift Program and the matching contributions under the U. S. Steel Savings Plan may equal up to 6% of the executive’s base salary.
An executive receives a lump sum distribution of the benefits payable under this program upon his or her termination of employment with five or more years of continuous service, prior to attaining five years of continuous service, with the consent of the Corporation, or because of death, subject to the six-month waiting period under Section 409A of the Code for specified employees.
Non Tax-Qualified Retirement Account Program
The purpose of the United States Steel Corporation Non Tax-Qualified Retirement Account Program is to compensate individuals for the loss of Retirement Account contributions made by the Corporation under the U. S. Steel Savings Plan that cannot be provided due to the statutory limits on covered compensation (which was limited to $290,000 in 2021) and combined Corporation and individual annual contributions (which were limited to $58,000 in 2021). Retirement Account contributions are non-elective employer contributions that are in addition to the matching contributions made by the Corporation under the U. S. Steel Savings Plan.

UNITED STATES STEEL CORPORATION 2022 PROXY STATEMENT	67

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
Under the Non Tax-Qualified Retirement Account Program, accrued benefits are recorded in a notional account and credited with earnings as if the account had been invested in the U. S. Steel Savings Plan. In the aggregate, benefit accruals under this program and the Retirement Account contributions under the U. S. Steel Savings Plan shall equal 8.5% of the executive’s base salary.
Benefits under this program are payable in a lump sum distribution following the termination of employment (a) after completing three years of continuous service, or (b) prior to completing three years of continuous service, with the consent of the Corporation; provided, however, such consent is not required for terminations because of death or involuntary termination, other than for cause. Payments are subject to the six-month waiting period under Section 409A of the Code for specified employees.
Supplemental Retirement Account Program
The purpose of the Supplemental Retirement Account Program is to provide Retirement Account contributions with respect to compensation paid under the short-term incentive compensation plans of the Corporation. Accrued benefits under the Supplemental Retirement Account Program are recorded in a hypothetical account and credited with earnings as if the account had been invested in the U. S. Steel Savings Plan. Executives who complete at least 10 years of continuous service (or, if earlier, attain age 65) become eligible to receive a benefit under the Supplemental Retirement Account Program at retirement or termination of employment. Benefits will not be payable under the program with respect to an executive who terminates employment (a) prior to age 55 or (b) within 36 months of the date coverage under the program begins, unless the Corporation consents to the termination; provided, however, such consent is not required for terminations because of death or involuntary termination, other than for cause. Benefits are payable in the form of a lump sum distribution following termination of employment, subject to the six-month waiting period under Section 409A of the Code for specified employees.
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
The compensation and benefits payable to our executives upon termination vary depending upon the event triggering the termination and the executive’s relevant employment facts at the time of termination. For purposes of the tables and discussions included in this section, we have assumed the following termination scenarios (the column references are to the columns in the tables that follow):
Termination Scenarios
Voluntary Termination (with Consent) or Retirement  —  (Column A)
This termination scenario assumes retirement pursuant to a retirement plan or, if the executive is not eligible for retirement, a voluntary termination of employment with the consent of the Corporation.
Voluntary Termination (Without Consent) or Involuntary Termination (for Cause)  —  (Column B)
This termination scenario assumes that the Corporation does not consent to an executive’s voluntary termination of his or her employment prior to retirement, or that the Corporation terminates the executive’s employment for cause. Under these circumstances, the Compensation Committee is not likely to exercise any discretion in favor of the executive.
Involuntary Termination (Not for Cause)  —  (Column C)
Events that could cause the Corporation to terminate an executive’s employment involuntarily, not for cause, include the curtailment of certain lines of business or a facility shutdown where the executive’s services are no longer required due to business conditions or an organizational realignment. Upon an involuntary termination, the executive may be eligible for benefits under our Executive Severance Plan, which provides for a lump sum payment equal to twelve months of the executive’s base salary plus an amount equivalent to the executive’s target bonus under our Annual Incentive Compensation Plan, and qualifies the executive for benefits under the non-qualified deferred compensation plans and outplacement services.
Change in Control and Termination  —  (Column D)
All of the NEOs are covered by the Corporation’s Change in Control Severance Plan (the “CIC Plan”), as described in the Compensation Discussion and Analysis section of the proxy statement. In addition to the severance benefits paid under the CIC Plan, all long-term incentive awards would vest upon a change in control and a termination of employment, and benefits

68	UNITED STATES STEEL CORPORATION 2022 PROXY STATEMENT

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
would be paid according to the terms of each benefit plan. The following discussion describes the events and circumstances that would trigger payments under the CIC Plan.
Generally, payments are triggered upon the occurrence of both a Change in Control of the Corporation and termination of the executive’s employment by the Corporation other than for cause. Under the CIC Plan, each executive agrees to remain in the employ of the Corporation until the earlier of   (i) a date three months after a Change in Control and (ii) a date six months after a Potential Change in Control (as defined below). Payments are also triggered if the executive terminates his or her employment for Good Reason (as defined below); however, in order for the Corporation to be obligated to pay the benefits under the contract, all Good Reason terminations must also involve an actual Change in Control (if the Good Reason termination occurs prior to a Change in Control, the Change in Control must be a 409A Change in Control; see definition below).
Following a Change in Control, if there is a termination by the Corporation (other than for Cause or Disability) or by the executive for Good Reason, the executive is entitled to the following benefits:
–
Accrued compensation and benefits;

–
Cash Severance;

–
Supplemental Retirement Benefit;

–
Welfare Benefits;

–
Outplacement services; and

–
Legal fees  —  reimbursement for legal fees incurred as a result of termination of employment and incurred in contesting or disputing such termination or seeking to enforce any right or benefit under the CIC Plan or in connection with any tax audit relating to Sections 4999 (excise taxes) or 409A (deferred compensation) of the Code.

A “Good Reason” termination involves a voluntary termination following any of these events:
–
An executive is assigned duties inconsistent with his or her position;

–
Reduction in base salary;

–
Relocation in excess of 50 miles from the executive’s current work location;

–
Failure to continue all of the Corporation’s employee benefit, incentive compensation, bonus, stock option and stock award plans, programs, policies, practices or arrangements in which the executive participates or failure of the Corporation to continue the executive’s participation therein at amounts and levels relative to other participants;

–
Failure of the Corporation to obtain agreement from any successor to the Corporation to assume and perform the CIC Plan; or

–
Any termination that is not effected pursuant to a Notice of Termination (a Notice of Termination is to be given by the Corporation in connection with any termination for cause or disability and the executive must give a notice of termination in connection with a termination for good reason).

A “Change in Control” happens under the CIC Plan if any of the following occurs:
–
A person (defined to include individuals, corporations, partnerships, etc.) acquires 20% or more of the voting power of the Corporation;

–
A merger occurs involving the Corporation except (a) a merger with at least a majority of continuing directors or (b) a merger constituting the disposition of a division, business unit or subsidiary;

–
A change in the majority of the Board of Directors;

–
A sale of all or substantially all of the assets of the Corporation; or

–
Stockholder approval of a plan of complete liquidation.

A “Potential Change in Control” occurs if:
–
The Corporation enters into an agreement that would result in a Change in Control;

–
A person acquires 15 percent or more of the voting power of the Corporation;

–
There is a public announcement by any person of intentions that, if consummated, would result in a Change in Control; or

–
The Corporation’s Board of Directors passes a resolution stating that a Potential Change in Control has occurred.

A “409A Change in Control” is similar to a Change in Control, except that it meets the requirements of Section 409A of the Code. The main difference between the two definitions is that a 409A Change in Control requires a person to acquire 30% of the total voting power of the Corporation’s stock, while a Change in Control requires a person to acquire 20% of the total voting power of the Corporation’s stock. A 409A Change in Control must occur prior to any payment in the event the termination precedes the Change in Control. In other words, payments under the CIC Plan are due to the executive if:

UNITED STATES STEEL CORPORATION 2022 PROXY STATEMENT	69

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
–
there is an involuntary termination by the Corporation (other than for cause or disability) or a voluntary termination by the executive for Good Reason;

–
the executive reasonably demonstrates that an Applicable Event (defined below) has occurred; and

–
a 409A Change in Control occurs within twenty-four months following the termination.

An “Applicable Event” (a term used for various purposes, including defining points at which compensation amounts and periods are measured) means a Change in Control, Potential Change in Control or actions of a third party who has taken steps reasonably calculated to effect a Change in Control. To the extent required by Section 409A of the Code, payments would be delayed six months following the applicable reference date.
As mentioned above, a “double trigger” must occur prior to the Corporation incurring any liability under the CIC Plan; that is, for there to be payments under the CIC Plan, both of the following must occur: (i) a termination and (ii) a Change in Control (or, in some cases, a 409A Change in Control).
Disability and Death (Columns E and F)
In general, if an employee dies or becomes disabled while actively employed, benefits under the Corporation’s plans are calculated as if the employee was fully vested. Under the Long-Term Incentive Program, a person is considered to be disabled if he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months.
Potential Payments Upon Termination Tables
The following tables were developed using the above termination scenarios, and an estimation of the amounts that would be payable to each NEO under the relevant scenario. A discussion of each of the types of compensation follows the tables. Non-qualified retirement benefits and equity awards will be distributed six months after their termination dates. The estimated present values of the benefits provided to the NEOs under each of these termination scenarios were determined using the following assumptions:
1.
Unless otherwise noted, the tables reflect values as of December 31, 2021 that NEOs would have been entitled to, following, or in connection with a termination of employment, with the triggering event occurring on December 31, 2021.

2.
The stock price used for valuation purposes for the long-term incentive awards was the closing stock price on December 31, 2021, which was $23.81.

70	UNITED STATES STEEL CORPORATION 2022 PROXY STATEMENT

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
		A	B	C	D	E	F
Executive	Component	Voluntary Termination (with Consent) or Retirement	Voluntary Termination (Without Consent) or Involuntary Termination (For Cause)	Involuntary Termination (Not for Cause)(1)	Change in Control and Termination(1)	Disability	Death
Burritt	Severance & Compensation Elements
	Cash Severance	—	—	$3,300,000	$8,175,000	—	—
	Short-Term Incentive	$4,485,000	—	$4,485,000	—	$4,485,000	$4,485,000
	Restricted Stock Units	$11,336,512	$11,336,512	$11,336,512	$11,336,512	$11,336,512	$11,336,512
	Performance Award(2)	$20,977,896	$18,953,236	$18,953,236	$22,247,159	$18,953,236	$18,953,236
	Benefits
	Non-Qualified Deferred Compensation	$2,126,017	$2,126,017	$2,126,017	$2,126,017	$2,126,017	$2,126,017
	Welfare Benefits	—	—	—	$49,904	—	—
	Supplemental Retirement Benefit	—	—	—	$924,995	—	—
	TOTAL	$38,925,425	$32,415,765	$40,200,765	$44,859,587	$36,900,765	$36,900,765
Breves	Severance & Compensation Elements
	Cash Severance	—	—	$1,510,000	$2,970,000	—	—
	Short-Term Incentive	$1,673,250	—	$1,673,250	—	$1,673,250	$1,673,250
	Restricted Stock Units	$2,721,269	$2,721,269	$2,721,269	$2,721,269	$2,721,269	$2,721,269
	Performance Award(2)	$6,220,828	$4,207,454	$4,207,454	$6,642,741	$4,207,454	$4,207,454
	Benefits
	Non-Qualified Deferred Compensation	$693,301	$$693,301	$693,301	$693,301	$693,301	$693,301
	Welfare Benefits	—	—	—	$67,676	—	—
	Supplemental Retirement Benefit	—	—	—	$416,422	—	—
	TOTAL	$11,308,648	$7,622,024	$10,805,274	$13,511,409	$9,295,274	$9,295,274
Bruno	Severance & Compensation Elements
	Cash Severance	—	—	$1,160,000	$2,272,848	—	—
	Short-Term Incentive	$1,137,938	—	$1,137,938	—	$1,137,938	$1,137,938
	Restricted Stock Units	$749,443	—	$749,443	$1,898,538	$1,898,538	$1,898,538
	Performance Award(2)	$4,165,531	—	$2,152,157	$5,363,433	$2,793,715	$2,793,715
	Benefits
	Non-Qualified Deferred Compensation	$629,702	$360,911	$629,702	$629,702	$629,702	$629,702
	Welfare Benefits	—	—	—	$67,002	—	—
	Supplemental Retirement Benefit	—	—	—	$323,424	—	—
	TOTAL	$6,682,614	$360,911	$5,829,240	$10,554,947	$6,459,893	$6,459,893
Jaycox	Severance & Compensation Elements
	Cash Severance	—	—	$1,237,500	$1,975,000	—	—
	Short-Term Incentive	$907,500	—	$907,500	—	$907,500	$907,500
	Restricted Stock Units	$162,456	—	$162,456	$584,774	$584,774	$584,774
	Performance Award(2)	$2,159,567	—	$146,193	$2,855,772	$219,290	$219,290
	Benefits
	Non-Qualified Deferred Compensation	$54,701	—	$54,701	$54,701	$54,701	$54,701
	Welfare Benefits	—	—	—	$48,734	—	—
	Supplemental Retirement Benefit	—	—	—	$340,978	—	—
	TOTAL	$3,284,224	—	$2,508,350	$5,859,959	$1,766,265	$1,766,265

UNITED STATES STEEL CORPORATION 2022 PROXY STATEMENT	71

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
		A	B	C	D	E	F
Executive	Component	Voluntary Termination (with Consent) or Retirement	Voluntary Termination (Without Consent) or Involuntary Termination (For Cause)	Involuntary Termination (Not for Cause)(1)	Change in Control and Termination(1)	Disability	Death
Holloway	Severance & Compensation Elements
	Cash Severance	—	—	$1,160,000	$2,270,000	—	—
	Short-Term Incentive	$1,170,556	—	$1,170,556	—	$1,170,556	$1,170,556
	Restricted Stock Units	$721,799	—	$721,799	$1,898,538	$1,898,538	$1,898,538
	Performance Award(2)	$4,165,531	—	$2,152,157	$5,363,433	$2,793,715	$2,793,715
	Benefits
	Non-Qualified Deferred Compensation	$332,852	$96,050	$332,852	$332,852	$332,852	$332,852
	Welfare Benefits	—	—	—	$68,520	—	—
	Supplemental Retirement Benefit	—	—	—	$328,453	—	—
	TOTAL	$6,390,738	$96,050	$5,537,364	$10,261,796	$6,195,661	$6,195,661

(1)
The value shown for cash severance benefits represents the total that would be paid under the Corporation’s Executive Severance Plan (Column C) and Change in Control Severance Plan (Column D), and includes $50,000 for outplacement services.

(2)
Values shown for the performance awards are calculated as follows:

−
The values shown for the 2019 equity award for TSR and ROCE are based on the actual value at the end of the performance period on December 31, 2021.

−
The 2019 TSR and ROCE grants resulted in a payout of 40% and 200%, respectively, of the target number of shares.

−
The values shown for the 2020 and 2021 TSR equity, 2020 ROCE cash and 2021 ROCE equity grants in Columns A and C represent a pro-rated award based on the number of months worked during the performance period divided by the total number of months in the performance period multiplied by the expected performance through December 2021, except for Mr. Burritt and Ms. Breves who are fully vested in the unearned performance awards.

−
For the 2021 special performance-based RSU awards, columns A and D include the target value of a fully vested award and in the other columns no value was included for the special performance awards based on the number of months worked during the performance period.

Termination and Change-in-Control Provisions
Cash Severance
No cash severance payments are made with respect to an executive’s termination of employment due to voluntary termination (with consent or retirement) (Column A), voluntary termination (without consent) or involuntary termination for cause (Column B), disability (Column E) or death (Column F).
Our Executive Severance Plan provides for the payment of a severance benefit to eligible executives in the event of an involuntary termination without cause. The severance benefit is a single lump sum payment equal to twelve months of the executive’s base salary plus an amount equivalent to the executive’s target bonus under our Annual Incentive Compensation Plan (Column C).
Cash severance is one of the payments made to executives under the Change in Control Severance Plan in the event of a termination in connection with a Change in Control (Column D). Under the plan, payment would be made in a lump sum amount equal to 2.5x for Mr. Burritt, and 2x for Ms. Breves and Messrs. Bruno, Jaycox and Holloway the sum of  (a) base salary and (b) the current target under the annual incentive compensation program (or, if higher than the target, the average short-term incentive compensation for the prior three years).
The benefits under the Executive Severance Plan and the Change in Control Severance Plan are contingent upon the execution of an agreement which contains a general release of claims and confidentiality, non-disparagement and non-solicitation provisions.
Short-Term Incentive
Following a voluntary termination with the Compensation Committee’s consent or retirement (Column A), involuntary termination not for cause (Column C), disability (Column E), or death (Column F), an executive would be entitled to receive a short-term incentive award if  (a) the relevant performance goals are achieved, (b) the executive is employed for at least six months during the performance period, and (c) the Compensation Committee does not exercise its discretion to reduce or eliminate the

72	UNITED STATES STEEL CORPORATION 2022 PROXY STATEMENT

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
award. For purposes of the short-term incentive program, retirement means a termination of employment after having completed 30 years of service, attainment of age 60 with five years of service, or attainment of age 65.
If an executive’s employment terminates voluntarily without the Compensation Committee’s consent (Columns B), regardless of whether the termination is for cause or not for cause, no short-term incentive award is payable.
Because the cash severance payment, discussed above, includes a multiple of the target short-term incentive, no payments are made under the short-term incentive program in the event of a Change in Control (Column D).
Restricted Stock Units
Under the terms of our long-term incentive program (“LTIP”), restricted stock units are fully vested upon attainment of age 60 with 5 years of service or age 65, provided the executive is employed for at least six months following the date of grant (“Normal Retirement”) and vest on a pro rata basis as described below upon attainment of age 55 with 10 years of service or 30 years of service (“Early Retirement”). If an executive is not eligible for retirement, the Compensation Committee reserves the right to decide these matters on a case-by-case basis, but its practice has been to prorate the vesting of the shares scheduled to vest during the current vesting period for the time employed during the vesting period (for example, ten months worked during the twelve-month vesting period from March 2021 to February 2022 would result in a vesting of ten-twelfths of the number of shares scheduled to vest in February 2022). As of December 31, 2021, Mr. Burritt and Ms. Breves have met the requirements for a Normal Retirement and Messrs. Bruno, Jaycox and Holloway were not eligible to retire under the LTIP.
Upon a voluntary termination with consent or retirement (Column A), pro rata vesting has been applied to the restricted stock units for all NEOs, except for Mr. Burritt and Ms. Breves who have met the requirements for a Normal Retirement and are fully vested in their restricted stock units.
If an executive’s employment terminates voluntarily without the Compensation Committee’s consent or involuntarily for cause (Column B), all remaining unvested restricted stock units are forfeited.
For involuntary terminations that are not for cause (Column C) we have assumed that a prorated number of restricted stock units vested, except for Mr. Burritt and Ms. Breves who have met the requirements for a Normal Retirement and are fully vested in their restricted stock units.
Restricted stock units require a termination in connection with a Change in Control (Column D) in order for the vesting to be accelerated. Unvested restricted stock units would not be forfeited if  (i) employment is terminated during a potential change in control period by the Corporation for other than cause or disability or by the executive for good reason and (ii) a 409A Change in Control occurs within twenty-four months following the commencement of the potential change in control period.
In the event of disability (Column E) or death (Column F), all unvested restricted stock units vest immediately.
Performance Awards
Under the terms of the LTIP performance awards are fully vested upon Normal Retirement and vest on a pro rata basis as described below upon Early Retirement. If an executive is not eligible for retirement, the Compensation Committee reserves the right to decide these matters on a case-by-case basis, but its practice has been to prorate the vesting of the performance awards as described above. As of December 31, 2021, Mr. Burritt and Ms. Breves have met the requirements for a Normal Retirement and Messrs. Bruno, Jaycox and Holloway were not eligible to retire under the LTIP.
Upon a voluntary termination with consent or retirement (Column A), pro rata vesting has been applied to the performance awards for all NEOs, except for Mr. Burritt and Ms. Breves who have met the requirements for a Normal Retirement and are fully vested in their performance awards.
If an executive’s employment terminates voluntarily without the Compensation Committee’s consent or involuntarily for cause (Column B), all remaining unvested performance awards are forfeited.
For involuntary terminations that are not for cause (Column C) we have assumed that the executive terminated employment on December 31, 2021 and that a prorated number of performance awards vested based on the number of complete months worked during the relevant performance period.
Performance awards require a termination in connection with a Change in Control (Column D) in order for the vesting to be accelerated. For these awards, the performance period would end upon the change in control; however, the awards would not vest until the earlier to occur of a termination within 24 months of the change in control or the normal vesting date. Unvested performance awards would not be forfeited if (i) employment is terminated during a potential change in control period by the Corporation for other than cause or disability or by the executive for good reason and (ii) a 409A Change in Control occurs within twenty-four months following the commencement of the potential change in control period.

UNITED STATES STEEL CORPORATION 2022 PROXY STATEMENT	73

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
For performance awards for which the performance goals are achieved, a modified proration is used in the event of disability (Column E) or death (Column F) allowing 0% of the achieved award if such event occurs prior to the completion of the first third of the performance period, 50% of the achieved award if such event occurs on or after completion of the first third, but prior to completion of the second third, of the performance period, and 100% of the achieved award for events occurring on or after completion of the second third of the performance period. This modified proration effectively shortens the post-termination waiting period to a maximum of two years, thereby allowing an estate to potentially close within two years, since there would be no value allowed for performance awards granted within one year of a participant’s death.
Strategic Transformation Award
For the special performance-based RSU awards granted in December 2021, in the event of a voluntary termination with consent (Column A) or termination in connection with a Change in Control (Column D) the award is fully vested. In the event of a voluntary termination, including retirement (Column B), an involuntary termination not for cause (Column C), disability (Column E), or death (Column F), a pro-rated number of the RSUs vest based on the number of complete months worked during the performance period. Assuming the executives had terminated employment on December 31, 2021, there would be no pro-rata vesting of the special performance RSUs.
For the special performance-based options granted to the CEO in December 2021, a third of the options vest upon achievement of a 20-trading day average closing stock price that meets or exceeds the stock price hurdles of  $35, $45 and $55 over the seven year performance period beginning on the date of grant. The vesting of the options is not accelerated under any circumstances and the performance period ends upon termination of employment, except that in the event of a termination with consent, the CEO shall be entitled to vest in the total number of shares subject to the option for the remainder of the performance period, subject to achievement of the stock price goals.
Non-Qualified Deferred Compensation
Non-Qualified Deferred Compensation includes benefits under the following plans:
Supplemental Thrift Program
The conditions for a payment of benefits under the Supplemental Thrift Program include the attainment of five years of continuous service. For Messrs. Burritt, Bruno and Ms. Breves this condition has been met and therefore, this benefit is payable under all termination scenarios. For Messrs. Jaycox and Holloway, who have not yet attained five years of continuous service, this benefit is only payable upon death or if their employment is terminated with the consent of the Corporation.
Non Tax-Qualified Retirement Account Program
The conditions for a payment of benefits under the Non Tax-Qualified Retirement Account Program include the attainment of three years of continuous service. For Messrs. Burritt, Bruno, and Holloway and Ms. Breves this condition has been met and therefore, this benefit is payable under all termination scenarios. For Mr. Jaycox, who has not yet attained three years of continuous service, this benefit is only payable upon death or if his employment is involuntarily terminated other than for cause or with the consent of the Corporation.
Supplemental Retirement Account Program
The conditions for a payment of benefits under the Supplemental Retirement Account Program include the termination of employment after the earlier of  (i) completing at least 10 years of continuous service, (ii) for participants hired on or after January 1, 2019, attaining age 60 and completing five years of service, or (iii) attaining age 65. In addition, benefits are not payable if the participant terminates employment prior to age 55 or within 36 months of becoming a participant in the program. Mr. Burritt and Ms. Breves are the only NEOs who have met these conditions for payment as of December 31, 2021. For the other NEOs, this benefit is only payable upon death or if the executive’s employment is involuntarily terminated other than for cause or with the consent of the Corporation.
Welfare Benefits
The amount shown for a change in control and termination (Column D) represents the estimated cost of providing active employee insurance coverage to the executive for a period of 36 months.
Supplemental Retirement Benefit
The supplemental retirement benefit represents the increase in retirement benefits to an executive in the event of a termination in connection with a change in control (Column D) and is paid pursuant to the CIC Plan (see “Termination Scenarios  —  Change

74	UNITED STATES STEEL CORPORATION 2022 PROXY STATEMENT

CEO PAY RATIO
in Control and Termination,” above). For all NEOs, the Supplemental Retirement Benefit is equal to the sum of  (i) the Retirement Account contributions that would have been received under the U. S. Steel Savings Plan and the Corporation’s related non tax-qualified plans if their employment would have continued for an additional 36 months plus earnings, and (ii) the amount they would have received under the U. S. Steel Savings Plan and the related non tax-qualified plans if they were fully vested on December 31, 2021.
Outplacement Services and Excise Tax Gross-Up
In the event of a termination in connection with a change in control (Column D), the CIC Plan provides for the payment of reasonable costs for outplacement services (two year maximum) for all terminations following an Applicable Event. Gross-up payments are not provided to cover excise taxes imposed under Section 4999 of the Code for an executive who receives compensation under a Change in Control termination scenario (Column D).
CEO PAY RATIO
We are committed to a compensation program that is internally equitable to motivate our employees to advance the strategy of the Corporation and enhance stockholder value. The disclosure below presents the ratio of annual total compensation of our CEO to the annual total compensation of our Median Employee (defined below), excluding our CEO.
We calculated each employee’s annual total cash compensation over the twelve-months ended October 1, 2021 (the “Determination Date”) to identify our Median Employee. The following pay elements were included in determining the annual total cash compensation for each employee:
–
salary, base wages and/or overtime received (as applicable);

–
annual incentive payment received for performance in fiscal year 2021 (for non-represented employees);

–
cash incentive payments, based on production (for represented employees only); and

–
other cash payments (including payments related to profit sharing, shift differential, holidays and vacations).

Our calculation includes all full-time, part-time, temporary and seasonal employees of the Corporation and its consolidated subsidiaries employed as of October 1, 2021 (other than the CEO). Excluded from the data were leased employees for whom we were unable to determine compensation. All five of our employees located in France and Germany, representing less than 5% of our total employee population, were excluded due to administrative challenges related to collecting the necessary data for these employees. We excluded two employees from France and three employees from Germany. Our total U.S. employee and non-U.S. employee population as of the Determination Date was 23,141.
We applied a foreign currency exchange rate to all compensation elements paid in currencies other than U.S. dollars.
We determined the Median Employee by: (i) calculating the annual total cash compensation described above for each employee; (ii) ranking the annual total cash compensation of all employees except for the CEO, from lowest to highest; and (iii) identifying the employee with the median total cash compensation (who we refer to as the “Median Employee”). Once the Median Employee was determined, that employee’s annual total compensation was calculated in the same manner as the “Total Compensation” shown for our CEO in the “Summary Compensation Table.”
The annual total compensation for fiscal year 2021 for our CEO was $18,824,816 and for the Median Employee was $109,369. The resulting ratio of our CEO’s annual total compensation, calculated as described above, to the annual total compensation of our Median Employee for fiscal year 2021 is 172 to 1.

UNITED STATES STEEL CORPORATION 2022 PROXY STATEMENT	75

Proposal 3:
Ratification of the
Appointment of
PricewaterhouseCoopers as
the Independent Registered
Public Accounting Firm
INFORMATION ABOUT THIS PROPOSAL Stockholders are being asked to ratify the selection of PricewaterhouseCoopers (“PwC”) as the Corporation’s independent registered public accounting firm for 2022.
The Board of Directors recommends a vote “FOR” the appointment of PwC as the independent registered public accounting firm.

Under the authority provided by its charter, the Audit Committee has appointed PricewaterhouseCoopers LLP (PwC) as the independent registered public accounting firm for U. S. Steel for the current fiscal year. Although action by the stockholders in this matter is not required by law or the Corporation’s by-laws, the Audit Committee seeks stockholder ratification of this appointment in light of the important role played by the independent registered public accounting firm in maintaining the integrity of the Corporation’s financial controls and reporting.
If the appointment of PwC is not ratified by the stockholders, then the Audit Committee will reconsider its appointment and review its future selection of an independent registered public accounting firm in light of that result. However, the Audit Committee may decide to maintain its appointment of PwC. Even if the appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change would be in the best interests of the Corporation and our stockholders. PwC has served as the independent auditor (now referred to as the independent registered public accounting firm) of U. S. Steel for many years. We believe that PwC’s knowledge of U. S. Steel’s business and its organization gained through this period of service is quite valuable. Partners and employees of PwC assigned to the U. S. Steel engagement are periodically rotated, thus giving U. S. Steel the benefit of new thinking and approaches in the audit area.
The Audit Committee annually requests PwC to prepare a self-assessment. Additionally, for the work performed on the 2021 audit, the Audit Committee discussed and evaluated PricewaterhouseCoopers’ performance, which included an evaluation by the Corporation’s management of PricewaterhouseCoopers’ performance. This best practice assists the Audit Committee in its oversight role and annual evaluation of PwC to assess the quality of the audit and to recommend the retention of PwC. Based on this assessment, we believe the quality of PwC’s services, communication and interaction with the Audit Committee is of a high standard.
We expect representatives of PwC to be present at the annual meeting with an opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.
For fiscal year 2021, PwC performed professional services for U. S. Steel in connection with audits of the financial statements of U. S. Steel, and of U. S. Steel’s internal control over financial reporting as of December 31, 2021, and audits of certain subsidiaries and certain pension and other employee benefit plans. PwC has also reviewed quarterly reports and other filings with the Securities and Exchange Commission and other agencies.

76	UNITED STATES STEEL CORPORATION 2022 PROXY STATEMENT

Proposal 3: AUDIT FEES
AUDIT FEES
The following table shows the fees paid to PricewaterhouseCoopers LLP (“PwC”) for professional services for 2020 and 2021:
	(Dollars in millions)
	2020	2021
Audit(1)	$4.8	$5.0
Audit-Related(2)	$0.3	$0.3
Tax	$0.2	$0.8
All Other	$0.0	$0.0
Total	$5.3	$6.1

(1)
Audit fees were for: the audit of U. S. Steel’s annual financial statements; the audit of U. S. Steel’s internal control over financial reporting required under the Sarbanes-Oxley Act; audits of certain subsidiaries, statutory and regulatory audits; the issuance of comfort letters, and consents; and the review of SEC regulatory filings.

(2)
Audit-related fees were for employee benefit plan audits and procedures required by agreement or government agencies as well as audit and internal control review procedures associated with the implementation of new accounting standards.

Pre-Approval Policy
The Audit Committee has the sole authority to pre-approve all audit engagement fees and terms as well as all non-audit engagements with PwC. The Audit Committee has delegated to its committee chair the authority to approve non-audit engagements of less than $500,000 between Audit Committee meetings. In 2020 and 2021, all of the above services were pre-approved by the Audit Committee in accordance with this pre-approval policy.
AUDIT COMMITTEE REPORT
Our committee has reviewed and discussed U. S. Steel’s audited financial statements for the year ended December 31, 2021 with U. S. Steel’s management. We have discussed with the independent registered public accounting firm, PricewaterhouseCoopers LLP (PwC), the matters required to be discussed by Auditing Standards No. 1301 “Communication with Audit Committees,” as adopted by the Public Company Accounting Oversight Board. We also discussed with U. S. Steel’s management their assessment of the effectiveness of U. S. Steel’s internal control over financial reporting as of December 31, 2021, and PwC’s opinion on the effectiveness of U. S. Steel’s internal control over financial reporting as of December 31, 2021. We have received the written disclosures and the letter from PwC required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and we have discussed with PwC its independence.
Based on the aforementioned review and discussions, we recommended to the Board that the audited financial statements for U. S. Steel be included in U. S. Steel’s Annual Report on Form 10-K for the year ended December 31, 2021, for filing with the Securities and Exchange Commission.
Murry S. Gerber, Committee Chair
Tracy A. Atkinson
John V. Faraci
Michael H. McGarry
Patricia A. Tracey

UNITED STATES STEEL CORPORATION 2022 PROXY STATEMENT	77

STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS
STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS
The following table sets forth the number of shares of U. S. Steel common stock beneficially owned as of February 28, 2022 by each director and director nominee, by each executive officer named in the Summary Compensation Table and by all directors and executive officers as a group. None of the individuals included in the table below beneficially own in excess of 1% of the outstanding shares of our common stock.
Name	Shares Beneficially Owned*	Notes
Tracy A. Atkinson	20,484	Includes 18,016 Common Stock Units granted under the Deferred Compensation Program for Non-Employee Directors that are convertible into shares of common stock upon departure from the Board
Christine S. Breves	264,938	Includes 22,231 shares that may be acquired upon exercise of outstanding options that are or will become exercisable within 60 days of February 28, 2022
James E. Bruno	176,257	Includes 13,730 shares that may be acquired upon exercise of outstanding options that are or will become exercisable within 60 days of February 28, 2022
David B. Burritt	1,213,576	Includes 91,810 shares that may be acquired upon exercise of outstanding options that are or will become exercisable within 60 days of February 28, 2022
Terry L. Dunlap	0
John J. Engel	75,470	Includes 73,470 Common Stock Units granted under the Deferred Compensation Program for Non-Employee Directors that are convertible into shares of common stock upon departure from the Board
John V. Faraci	30,629	Includes 28,629 Common Stock Units granted under the Deferred Compensation Program for Non-Employee Directors that are convertible into shares of common stock upon departure from the Board
Murry S. Gerber	204,314	Includes 66,114 Common Stock Units granted under the Deferred Compensation Program for Non-Employee Directors that are convertible into shares of common stock upon departure from the Board
Duane D. Holloway	153,340
Kenneth E. Jaycox, Jr.	87,106
Jeh C. Johnson	41,389	Includes 41,389 Common Stock Units granted under the Deferred Compensation Program for Non-Employee Directors that are convertible into shares of common stock upon departure from the Board
Paul A. Mascarenas	57,800	Includes 57,800 Common Stock Units granted under the Deferred Compensation Program for Non-Employee Directors that are convertible into shares of common stock upon departure from the Board
Michael H. McGarry	29,602	Includes 27,102 Common Stock Units granted under the Deferred Compensation Program for Non-Employee Directors that are convertible into shares of common stock upon departure from the Board
David S. Sutherland	190,779	Includes 178,684 Common Stock Units granted under the Deferred Compensation Program for Non-Employee Directors that are convertible into shares of common stock upon departure from the Board
Patricia A. Tracey	80,882	Includes 79,224 Common Stock Units granted under the Deferred Compensation Program for Non-Employee Directors that are convertible into shares of common stock upon departure from the Board
All Director Nominees and Executive Officers as a group (20 persons)	3,156,567
Includes 207,568 shares that may be acquired upon exercise of outstanding options that are or will become exercisable within 60 days of February 28, 2022. The total number of shares beneficially owned by all directors and executive officers as a group constitutes approximately 1.2% of the outstanding shares of common stock of U. S. Steel.

*
does not include fractional shares.

78	UNITED STATES STEEL CORPORATION 2022 PROXY STATEMENT

DELINQUENT SECTION 16(A) REPORTS
DELINQUENT SECTION 16(A) REPORTS
Under Section 16(a) of the Securities Exchange Act of 1934, our directors and executive officers and persons holding more than 10% of any class of our equity securities, are required to file with the SEC initial reports of their ownership of our common stock and reports of changes in such ownership. To our knowledge, based on our review of reports filed with the SEC and other information furnished to us, there were no late filings or failures to file by any U. S. Steel directors, executive officers or other persons subject to Section 16(a) of the Securities Exchange Act of 1934 required to be disclosed in this proxy statement.
CERTAIN LEGAL MATTERS
On October 2, 2017, an Amended Shareholder Class Action Complaint was filed in the United States District Court for the Western District of Pennsylvania consolidating previously-filed actions. Separately, five related shareholder derivative lawsuits were filed in State and Federal courts in Pittsburgh, Pennsylvania and the Delaware Court of Chancery. The underlying consolidated class action lawsuit alleges that U. S. Steel, certain current and former officers, an upper level manager of the Corporation and the financial underwriters who participated in the August 2016 secondary public offering of the Corporation’s common stock (collectively, Defendants) violated federal securities laws in making false statements and/or failing to discover and disclose material information regarding the financial condition of the Corporation. The lawsuit claims that this conduct caused a prospective class of plaintiffs to sustain damages during the period from January 27, 2016 to April 25, 2017 as a result of the prospective class purchasing the Corporation’s common stock at artificially inflated prices and/or suffering losses when the price of the common stock dropped. The derivative lawsuits generally make the same allegations against the same officers and also allege that certain current and former members of the Board of Directors failed to exercise appropriate control and oversight over the Corporation and were unjustly compensated. The plaintiffs seek to recover losses that were allegedly sustained. The class action Defendants moved to dismiss plaintiffs’ claims. On September 29, 2018, the Court ruled on those motions granting them in part and denying them in part. On March 18, 2019, the plaintiffs withdrew the claims against the Defendants related to the 2016 secondary offering. As a result, the underwriters are no longer parties to the case. On December 31, 2019, the Court granted Plaintiffs’ motion to certify the proceeding as a class action. The Corporation’s appeal of that decision has been denied by the Third Circuit Court of Appeals and the class has been notified. Discovery has concluded.
STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
The following table furnishes information concerning all persons known to U. S. Steel who beneficially own five percent or more of the voting stock of U. S. Steel
Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
U. S. Steel Common Stock	Blackrock, Inc.(1) 55 East 52nd Street New York, NY 10055	24,935,754	9.2%
U. S. Steel Common Stock	The Vanguard Group(2) 100 Vanguard Blvd. Malvern, PA 19355	23,269,714	8.6%

(1)
Based on Schedule 13G filed on February 2, 2022, which indicates that Blackrock Inc. had sole voting power over 23,646,719 shares, shared voting power over 0 shares, sole dispositive power over 24,935,754 shares and shared dispositive power over 0 shares.

(2)
Based on Schedule 13G filed on February 9, 2022, which indicates that the Vanguard group had sole voting power over 0 shares, shared voting power over 158,674 shares, sole dispositive power over 22,881,617 shares and shared dispositive power over 388,097 shares.

UNITED STATES STEEL CORPORATION 2022 PROXY STATEMENT	79

Questions and Answers
about the Annual Meeting
and Voting
1.
Who may vote?

You may vote if you were a holder of United States Steel Corporation common stock at the close of business on February 28, 2022, the record date.
2.
What may I vote on?

You may vote on:
–
the election of the eleven nominees recommended by the Board of Directors and identified elsewhere in this proxy statement;

–
the advisory vote on executive compensation; and

–
the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2022.

3.
How do I vote?

Shares held of Record:   If you are a stockholder of record, then you may vote by any one of the following methods:
–
Online.   You may vote online at proxyvote.com. Follow the instructions on your proxy card or notice. If you received these materials electronically, follow the instructions in the email message that notified you of their availability.

–
By telephone.   Call 1-800-690-6903 using a touch-tone phone and follow the instructions provided.

–
By mail.   If you received or requested paper copies of your proxy materials, then you should sign, date, and return each proxy card you receive in the prepaid envelope. Sign your name exactly as it appears. If you are signing in a representative capacity (for example, as an attorney-in-fact, executor, administrator, guardian, trustee, or the officer or agent of a corporation or partnership), please indicate your name and your title or capacity. If the stock is held in custody for a minor (for example, under the Uniform Transfers to Minors Act), then the custodian should sign, not the minor. If the stock is held in joint ownership, one owner may sign on behalf of all owners. If you return your signed proxy but do not indicate your voting preferences, the proxy holder will vote on your behalf based upon the Board’s recommendations.

–
At the Meeting   Stockholders of record may also opt to vote at the Annual Meeting using the 16-digit control number found on the proxy card, which will be held online via live webcast at www.virtualshareholdermeeting.com/X2022.

You may vote your shares prior to the Annual Meeting until 11:59 p.m. ET on April 25, 2022 online or by telephone. If you are voting by mail, then your marked, signed, and dated proxy card must be received by April 25, 2022.
Shares held by Broker:   If your shares are held by a broker, then the broker will ask you how you want your shares to be voted. You may instruct your broker or other nominee to vote your shares by following instructions that the broker or nominee provides to you. Most brokers offer voting by mail, by telephone, and online. You may submit new voting instructions by contacting your broker or other nominee or by voting at the Annual Meeting.
If you give the broker instructions, then your shares will be voted as you direct. If you do not provide voting instructions, then your shares will not be voted on any proposal on which the broker does not have discretionary authority to vote. This is called a “broker non-vote.” In these cases, the broker can register your shares as being present at the Annual Meeting for purposes of determining the presence of a quorum but will not be able to vote on those matters for which specific authorization is required under NYSE rules. If you are a beneficial owner whose shares are held of record by a broker, then your broker has discretionary voting authority under NYSE rules to vote your shares on the ratification of PwC as the independent registered public accounting firm for 2022, even if the broker does not receive voting instructions from you. However, your broker does not have discretionary authority to vote on the election of directors or the advisory approval of executive compensation without instructions from you, in which case a broker non-vote will occur, and your shares will not be voted on these matters.

80	UNITED STATES STEEL CORPORATION 2022 PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
Voting Shares Held in the Corporation 401(k) Plan:   You may instruct the plan trustee on how to vote your shares in the 401(k) plan online, by mail, or by telephone as described above for shares held of record, except that if you vote by mail, then the card you use will be a voting instruction form rather than a proxy card.
In addition, your vote will apply to a proportionate number of other shares held by participants in the 401(k) plan for which voting directions are not received.
All participants are fiduciaries under the terms of the 401(k) plan and under the Employee Retirement Income Security Act (ERISA) for the limited purpose of voting shares credited to their accounts. Under ERISA, fiduciaries are required to act prudently in making voting decisions.
If you do not vote online or by telephone by 11:59 p.m. ET on April 21, 2022, or if your mailed ballot is not received by April 21, 2022, then your shares and the other undirected shares will be voted in the same proportion for or against such item as those participants for which voting directions are received. You will not be able to vote your shares personally at the Annual Meeting.
4.
What is the voting requirement to approve each of the proposals?

Proposal	Voting Options and Board Recommendation	Voting Standard	Effect of Abstentions(1)	Effect of Broker non-Votes(2)
Item 1: Election of Directors	FOR, AGAINST or ABSTAIN (for each nominee for director) The Board recommends a vote FOR each of the nominees for director	Majority of votes cast	No effect — not counted as a vote	No effect — broker non-votes are not permitted
Item 2: Advisory Vote on Executive Compensation	FOR, AGAINST, or ABSTAIN The Board recommends a vote FOR the advisory vote on executive compensation	Majority of votes cast	No effect — not counted as a vote	No effect — broker non-votes are not permitted
Item 3: Ratification of the Appointment of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting Firm	FOR, AGAINST, or ABSTAIN The Board recommends a vote FOR the ratification	Majority of votes cast	No effect — not counted as a vote	The organization that holds shares of beneficial owners may vote in their discretion

(1)
For election of directors, abstentions are not counted as votes cast either “for” or “against” the director’s election.

(2)
The New York Stock Exchange permits brokers to vote their customers’ shares on routine matters when the brokers have not received voting instructions from their customers. Proposal 3 is a routine matter on which brokers may vote in this way. Brokers may not vote their customers’ shares on non-routine matters, unless they have received voting instructions from their customers. Proposals 1 and 2 are non-routine matters. Shares that are not voted by brokers on non-routine matters because their customers have not provided instructions are called broker non-votes.

5.
May I change my vote?

If you are a stockholder of record, you may change your vote or revoke your proxy at any time before your shares are voted at the meeting by doing any of the following:
–
voting again by telephone or over the Internet;

–
sending us a proxy card dated later than your last vote;

–
notifying the Corporate Secretary of U. S. Steel in writing; or

–
voting at the meeting.

If you hold your shares in “street name,” please refer to the information forwarded by your bank, broker or other holder of record for procedures on revoking or changing your voting instructions.

UNITED STATES STEEL CORPORATION 2022 PROXY STATEMENT	81

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
6. How do I attend and participate at the virtual meeting?
Due to ongoing pandemic concerns, and to ensure the health and safety of our employees, board of directors, stockholders and other meeting participants, our Annual Meeting will be held virtually.

Although you will not be able to attend the Annual Meeting at a physical location, we have designed the Annual Meeting live webcast to provide stockholders the opportunity to participate virtually to facilitate stockholder attendance and provide a consistent experience to all stockholders, regardless of location.

The live webcast of the Annual Meeting can be accessed by stockholders on the day of the meeting at www.virtualshareholdermeeting.com/X2022 and will begin promptly at 8:00 a.m. ET.

To attend the Annual Meeting:   You will need to log in to www.virtualshareholdermeeting.com/X2022 using the 16-digit control number found on the proxy card, voting instruction form, or notice you previously received. This website can be accessed on a computer, tablet, or phone with internet connection. Online access to the webcast will open 15 minutes prior to the start of the Annual Meeting to allow time to log in and test your device’s audio system. We encourage you to access the meeting in advance of the designated start time.

To submit a question during the Annual Meeting: Log into the virtual meeting website at www.virtualshareholdermeeting.com/X2022, type your question into the “Ask a Question” field, and click “Submit.”

The Annual Meeting is scheduled to begin at 8:00 a.m. ET and end at 8:30 a.m. ET, and time remaining after agenda items are addressed will be available for stockholder questions. We will endeavor to answer as many questions submitted by stockholders as time permits. Responses to questions relevant to meeting matters that we do not have time to respond to during the meeting will be posted to our website following the meeting.

Code of Conduct:   We reserve the right to edit profanity or other inappropriate language and to exclude questions irrelevant to the business of the Corporation or to the business of the Annual Meeting relating to or that may take into account material, nonpublic information, or relating to pending or threatened litigation, derogatory in nature or related to a personal grievance. Also, if we receive substantially similar questions, then we may group such questions together and provide a single response to avoid repetition. Questions regarding topics that are not pertinent to meeting matters or company business will not be answered.

Technology Support:   Support staff will be available should you experience any technical difficulties in accessing the virtual meeting. Instructions for requesting technical assistance will be available at www.virtualshareholdermeeting.com/X2022.

7.
How many outstanding shares are there?

At the close of business on February 28, 2022, which is the record date for the meeting, there were 260,527,473 shares of U. S. Steel common stock outstanding. Each share is entitled to one vote.
8.
What constitutes a quorum?

Under our by-laws, the holders of one-third of the voting power of the outstanding shares of stock entitled to vote, present in person or represented by proxy, constitute a quorum. A holder will be included in determining the presence of a quorum even if the holder casts abstentions on all matters or was subject to broker non-votes on some matters.
9.
Will my vote be confidential?

All voting records which identify stockholders are kept permanently confidential except; (i) as necessary to meet legal requirements; (ii) in the case of proxy contests; (iii) if the stockholder makes a written comment on the proxy card or otherwise communicates his or her vote to management; or (iv) to allow the vote tabulator and inspector of election to tabulate and certify the results of the vote. The vote tabulator, inspector of election and the Corporation’s transfer agent have agreed to keep voting records confidential.
10.
Who can attend the virtual annual meeting?

Only stockholders, or individuals that those stockholders have duly appointed as their proxies, may attend the annual meeting of stockholders. If your shares are held in street name (that is through a bank, broker, nominee or other intermediary), you need your 16-digit control number to attend the meeting.

82	UNITED STATES STEEL CORPORATION 2022 PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
11.
How will voting be conducted on other matters raised at the meeting?

We do not expect any items of business to be submitted to stockholders at the Annual Meeting other than the proposals referred to in this proxy statement. Nonetheless, if necessary, the proxy committee has discretionary authority to vote on them using its best judgment. Your signed proxy card, or your telephone or Internet vote, gives it the authority to do this. Under our by-laws, notice of any matter to be presented by a stockholder for a vote at the meeting must have been received by our Corporate Secretary on or after December 28, 2021, and no later than January 27, 2022, and it must have been accompanied by certain information about the stockholder presenting it. We have not received notice of any matter to be presented other than those on the proxy card.
12.
When must stockholder proposals be submitted for inclusion in the proxy statement for the 2023 Annual Meeting?

If a stockholder wants to present a proposal at the 2023 Annual Meeting and have it included in our proxy statement for that meeting, then the proposal must be received in writing by our Corporate Secretary no later than November 11, 2022.
13.
What is the deadline for a stockholder to submit an item of business or other proposal for consideration at the 2023 Annual Meeting?

Our by-laws describe the procedures that must be followed in order for a stockholder of record to present an item of business at an annual meeting of stockholders. Stockholder proposals or other items of business for the 2023 Annual Meeting that are not intended to be included in the proxy statement must be received by the Secretary of the Corporation on or after December 27, 2022 and no later than January 26, 2023 and must be accompanied by certain information about the stockholders making the proposals, as specified in our by-laws.
14.
What is the deadline for a stockholder to nominate an individual for election as a director at the 2023 Annual Meeting?

Our by-laws allow a stockholder (or a group of stockholders) who has maintained continuous qualifying ownership of at least 3% of our outstanding common stock for at least three years, to submit nominees for our board of directors, for inclusion in our proxy statement, subject to satisfying the requirements and conditions in our by-laws. Our by-laws describe the procedures that must be followed in order for someone nominated by a stockholder of record to be eligible for election as a director. To include a nominee for our board in our proxy statement, notice must be received by the Secretary of the Corporation on or after October 12, 2022 and no later than November 11, 2022, and must meet the requirements in our by-laws. To nominate an individual for election as a director at the 2023 Annual Meeting that is not intended to be included in our proxy statement, notice must be received by the Secretary of the Corporation on or after December 27, 2022 and no later than January 26, 2023. The notice must contain certain information about the nominee, including his or her age, address, occupation and share ownership, as well as certain information about the stockholder giving the notice, as specified in our by-laws.
In addition to satisfying the foregoing requirements under our by-laws, to comply with the universal proxy rules under the Exchange Act, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-10 under the Exchange Act no later than February 25, 2023.

UNITED STATES STEEL CORPORATION 2022 PROXY STATEMENT	83

Important Additional
Information
STATEMENT REGARDING THE DELIVERY OF A SINGLE SET OF PROXY MATERIALS TO HOUSEHOLDS WITH MULTIPLE U. S. STEEL STOCKHOLDERS
If you have consented to the delivery of only one set of proxy materials to multiple U. S. Steel stockholders who share your address, then only one proxy statement and only one annual report are being delivered to your household unless we have received contrary instructions from one or more of the stockholders sharing your address. We will deliver promptly upon oral or written request a separate copy of the proxy statement or the annual report to any stockholder at your address. If you wish to receive a separate copy of the proxy statement or the annual report, you may write to: Corporate Secretary, U. S. Steel Corporation, 18th Floor, 600 Grant Street, Pittsburgh, PA 15219-2800, send an email to shareholderservices@uss.com or call 412-433-4804. Stockholders sharing an address who now receive multiple copies of the proxy statement or the annual report may request delivery of a single copy by writing to us at the above address or by sending an email to shareholderservices@uss.com.
PROXY SOLICITATION
We will bear the cost of this solicitation of proxies. In addition to soliciting proxies by mail, our directors, officers and employees may solicit proxies by telephone, in person or by other means. They will not receive any extra compensation for this work. In addition, we may hire third parties to assist in the solicitation process at an estimated cost not to exceed $100,000. We have engaged the services of Morrow Sodali LLC, 333 Ludlow Street, Stamford, CT 06902, for proxy soliciting matters at an expected cost of approximately $15,000, not including incidental expenses. We will also make arrangements with brokerage firms and other custodians, nominees and fiduciaries to forward proxy solicitation material to the beneficial owners of our common stock, and we will reimburse them for reasonable out-of-pocket expenses that they incur in connection with forwarding the material.
MATERIALS AVAILABLE ON OUR WEBSITE
Our Corporate Governance Principles, Code of Ethical Business Conduct (which is applicable to all directors and employees, including the CEO and senior financial officers), Board committee charters, and annual and quarterly reports on Forms 10-K and 10-Q are available on our website, www.ussteel.com. By referring to these documents we do not incorporate the contents of the website into this proxy statement.
By order of the Board of Directors,
Megan A. Bombick
Associate General Counsel and Corporate Secretary
March 11, 2022

84	UNITED STATES STEEL CORPORATION 2022 PROXY STATEMENT

Appendix A
USE OF NON-GAAP FINANCIAL MEASURES
This proxy statement contains these non-GAAP financial measures: earnings (loss) before interest, income taxes, depreciation, depletion and amortization “EBITDA,” adjusted EBITDA and free cash flow.
We believe that EBITDA, considered along with the net earnings (loss), is a relevant indicator of trends relating to cash generating activity and provides management and investors with additional information for comparison of our operating results to the operating results of other companies.
Adjusted EBITDA is a non-GAAP measure that excludes the effects of certain items that include debt extinguishment, restructuring and other charges, asset impairment charges, Big River Steel — acquisition-related items, (gains) losses on assets sold & previously held investments, gain on sale of Transtar, net reversal of tax valuation allowance, pension de-risking, environmental remediation charge and other items. We present adjusted EBITDA to enhance the understanding of our ongoing operating performance and established trends affecting our core operations, by excluding the effects of events that can obscure underlying trends. U. S. Steel’s management considers adjusted EBITDA as alternative measures of operating performance and not alternative measures of the Corporation’s liquidity.
U. S. Steel’s management considers adjusted EBITDA useful to investors by facilitating a comparison of our operating performance to the operating performance of our competitors. Additionally, the presentation of adjusted EBITDA provides insight into management’s view and assessment of the Corporation’s ongoing operating performance, because management does not consider the adjusting items when evaluating the Corporation’s financial performance.
Adjusted EBITDA should not be considered a substitute for net earnings (loss), earnings (loss) per diluted share or other financial measures as computed in accordance with U.S. GAAP and is not necessarily comparable to similarly titled measures used by other companies
Free cash flow is a non-GAAP measure of cash generated from operations, after any investing activity and dividends paid to stockholders. We believe that free cash flow provides further insight into the Corporation’s overall utilization of cash.
RECONCILIATION OF ADJUSTED EBITDA (Dollars in millions)	Year Ended December 31, 2021
Reconciliation to Adjusted EBITDA
Net earnings (loss) attributable to United States Steel Corporation	4,174
Income tax (benefit) provision	170
Net interest and other financial costs	602
Depreciation, depletion and amortization expense	791
EBITDA	5,737
Restructuring and other charges	128
Asset impairment charges	273
Big River Steel — acquisition-related items	35
Losses (gains) on assets sold & previously held investments	(118)
Gain on sale of Transtar	(506)
Environmental remediation charge	43
Adjusted EBITDA	$5,592
RECONCILIATION OF FREE CASH FLOW (Dollars in millions)	Year Ended December 31, 2021
Reconciliation to Free Cash Flow
Cash provided by operating activities	4,090
Cash used in investing activities	(840)
Dividends paid	(23)
Free Cash Flow	$3,227

UNITED STATES STEEL CORPORATION 2022 PROXY STATEMENT	A-1

Appendix B
DEFINITIONS OF COMPENSATION METRICS
EBITDA means earnings before interest and income taxes as reported in the consolidated statement of operations of United States Steel Corporation, plus or minus the effect of items not allocated to segments as disclosed in the notes to the consolidated financial statements of United States Steel Corporation, plus depreciation, depletion and amortization as reported in the consolidated statement of cash flows of United States Steel Corporation. Segment EBITDA shall mean, for the Performance Period, EBITDA for each business unit. Unless contemplated in the approved performance target, EBITDA excludes charges or credits for business dispositions, acquisitions, asset sales, asset impairments, workforce reductions, shutdowns, and amounts not allocated to business segments.
CCC means “cash conversion cycle” and is calculated as Days Sales Outstanding plus Days Inventory Outstanding minus Days Payable Outstanding, which are defined as follows:
(i) Days Sales Outstanding = ((September 30, 2021 Accounts Receivable, net + December 31, 2021 Accounts Receivable, net) / 2) / (4th Quarter 2021 Net Sales / 92);
(ii) Days Inventory Outstanding = ((September 30, 2021 Inventory + December 31, 2021 Inventory) / 2) / (4th Quarter 2021 Cost of Goods Sold / 92);
(iii) Days Payable Outstanding = ((September 30, 2021 Accounts Payable + December 31, 2021 Accounts Payable / 2) / (4th Quarter 2021 Cost of Goods Sold / 92); and
(iv) Accounts Receivable, net, Net Sales, Inventory, Accounts Payable and Cost of Goods Sold shall be determined in accordance with generally accepted accounting principles in the United States.
	2021
Cash Conversion Cycle*	$ millions	Days
Days Sales Outstanding	1,679	36
+ Days Inventory Outstanding	1,913	52
− Days Payable Outstanding	2,504	70
= Cash Conversion Cycle		18

*
Per the 2021 AICP Administrative Procedures, Cash Conversion Cycle was calculated without giving effect to Big River Steel’s performance as it was not fully owned for the full year.

For the 2019-2021 Performance Period:
TSR means “total shareholder return” and for purposes of our long-term incentive plan is measured for each year in the performance period (“Annual TSR”) and for the three year performance period (“Annualized TSR”). Annual TSR is calculated based on the following formula: final price plus dividends per share for the applicable year, divided by the initial price. Annualized TSR is calculated based on the following formula: final price plus dividends per share for the performance period, divided by the initial price, raised to 1/3, minus 1. The initial price and final price used are the average closing price for the 20 business days prior to the first and last day of the applicable measurement period, respectively.
ROCE means “return on capital employed” and is measured based on our consolidated worldwide EBIT, as adjusted, divided by our consolidated worldwide capital employed, as adjusted, over the three-year performance period. For purposes of our long-term incentive plan, the weighted average ROCE is a three-year performance metric calculated based on the ROCE achieved in the first, second, and third years of the performance period, weighted at 20%, 30%, and 50% respectively.

UNITED STATES STEEL CORPORATION 2022 PROXY STATEMENT	B-1

Fostering Diversity and Inclusion – Our Employee Resource Groups

We support several employee resource groups (ERGs) to enhance employee engagement, promote a culture of acceptance, foster diversity in the workplace, and raise awareness related to issues of identity and intersectionality. Our ERGs also provide leadership development, mentorship and networking opportunities for their members. Our ERGs involve employees throughout the organization and offer opportunities for sharing experiences, strategies and success. Collectively, our ERGs drive awareness, strengthen employee engagement, and create internal and external connections, including through charitable outreach.

Here are our current Employee Resource Groups and their areas of focus:

LEAD
Leveraging and Enhancing All Diversity

To promote an inclusive environment that embraces the vision, furthers the value, and aligns with the Inclusion and Diversity strategy of U. S. Steel. We will leverage the mix of diverse thought, personal background, and professional education to enhance employee engagement and positively impact business goals.

NextGen Steel
Empowering the Next Generation of Leaders in Steel

To engage and empower the next generation of leaders in steel by connecting U. S. Steel employees of all generations across the company to strengthen the future of our industry

SERVE
Strengthening and Enhancing Relationships of Veteran Employees

To honor and support all employees, current and prospective, who are veterans of our nation's military or remain active in the National Guard or Reserves.

SteelABILITY
Serving Employees with Disabilities and their Caregivers

To foster an environment that supports employees with disabilities and their caregivers in bringing 100% of themselves to work by advocating for and empowering the individual, increasing awareness and understanding of disability related issues and promoting inclusion, trust and respect throughout the organization and in our communities.

SteelPRIDE
Celebrating our LGBTQ Employees and their Allies

To create awareness and promote a work environment that is inclusive and safe, where people feel they can reach their maximum potential and have confidence in a work environment where they will be fairly evaluated

WIN
Women's Inclusion Network

To cultivate an inclusive environment that enables women to maximize their professional success at U. S. Steel through networking, education, recruitment, leadership opportunities and community involvement

SteelPARENTS
Supporting Families in All Stages of Life

Dedicated to supporting parents and caregivers throughout U. S. Steel by providing a network of fellow parents and allies, to support each other, share knowledge, and learn about various benefits U. S. Steel provides to parents and caregivers.

Design by addison.com

SCAN TO UNITED STATES STEEL CORPORATION VIEW MATERIALS & VOTE 600 GRANT STREET ROOM 1681 VOTE BY INTERNET PITTSBURGH, PA 15219 Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above ATTENTION: TUCKER J. KULP Use the Internet to transmit your voting instructions and for electronic delivery of information. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. Voting instructions must be received by 11:59 p.m. Eastern Time on April 21, 2022 (the "cut off date") for participants in the United States Steel Corporation Savings Fund Plan for Salaried Employees. During The Meeting - Go to www.virtualshareholdermeeting.com/X2022 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on the cut-off date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D67941-P67925-Z81944 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY UNITED STATES STEEL CORPORATION Proposal 1. Election of Directors For Against Abstain 1a. Tracy A. Atkinson ! ! ! 1b. David B. Burritt ! ! ! For Against Abstain 1c. Terry L. Dunlap ! ! ! Proposal 2. Approval, in a non-binding advisory vote, of the ! ! ! compensation of our Named Executive Officers (Say-on-Pay) 1d. John J. Engel ! ! ! Proposal 3. Ratification of appointment of PricewaterhouseCoopers ! ! ! LLP as independent registered public accounting firm 1e. John V. Faraci ! ! ! THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES IN PROPOSAL 1 AND FOR 1f. Murry S. Gerber ! ! ! PROPOSALS 2 AND 3. 1g. Jeh C. Johnson ! ! ! I hereby instruct Fidelity Management Trust Company to vote the number of shares of United States Steel Corporation stock 1h. Paul A. Mascarenas ! ! ! attributable to my account as specified above. 1i. Michael H. McGarry ! ! ! 1j. David S. Sutherland ! ! ! 1k. Patricia A. Tracey ! ! ! Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

UNITED STATES STEEL CORPORATION 2022 Annual Meeting of Stockholders April 26, 2022 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. D67942-P67925-Z81944 UNITED STATES STEEL CORPORATION Annual Meeting of Stockholders April 26, 2022 8:00 AM This instruction card is solicited by Fidelity Management Trust Company As a participant in the United States Steel Corporation Savings Fund Plan for Salaried Employees, you have the right to direct Fidelity Management Trust Company regarding how to vote the shares of United States Steel Corporation common stock attributable to your account at the Annual Meeting of Stockholders to be held on April 26, 2022. Your voting directions will be tabulated confidentially. Only Fidelity will have access to your individual voting directions. Unless otherwise required by law, the shares attributable to your account will be voted as directed; if no direction is made or if the card is not signed or the card is not received by April 21, 2022, the shares attributable to your account will be voted in the same proportion as directions received from participants. Continued and to be signed on reverse side

SCAN TO UNITED STATES STEEL CORPORATION VIEW MATERIALS & VOTE 600 GRANT STREET ROOM 1681 VOTE BY INTERNET PITTSBURGH, PA 15219 Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above ATTENTION: TUCKER J. KULP Use the Internet to transmit your voting instructions and for electronic delivery of information. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. Voting instructions must be received by 11:59 p.m. Eastern Time on April 21, 2022 (the "cut off date") for participants in the U.S. Steel Tubular Services Savings Plan. During The Meeting - Go to www.virtualshareholdermeeting.com/X2022 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on the cut-off date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE,
MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D67943-P67925-Z81944 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY UNITED STATES STEEL CORPORATION Proposal 1. Election of Directors For Against Abstain 1a. Tracy A. Atkinson ! ! ! 1b. David B. Burritt ! ! ! For Against Abstain 1c. Terry L. Dunlap ! ! ! Proposal 2. Approval, in a non-binding advisory vote, of the ! ! ! compensation of our Named Executive Officers (Say-on-Pay) 1d. John J. Engel ! ! ! Proposal 3. Ratification of appointment of PricewaterhouseCoopers ! ! ! LLP as independent registered public accounting firm 1e. John V. Faraci ! ! ! THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES IN PROPOSAL 1 AND FOR 1f. Murry S. Gerber ! ! ! PROPOSALS 2 AND 3. 1g. Jeh C. Johnson ! ! ! I hereby instruct Fidelity Management Trust Company to vote the number of shares of United States Steel Corporation stock 1h. Paul A. Mascarenas ! ! ! attributable to my account as specified above. 1i. Michael H. McGarry ! ! ! 1j. David S. Sutherland ! ! ! 1k. Patricia A. Tracey ! ! ! Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

SCAN TO UNITED STATES STEEL CORPORATION VIEW MATERIALS & VOTE 600 GRANT STREET ROOM 1681 VOTE BY INTERNET PITTSBURGH, PA 15219 Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above ATTENTION: TUCKER J. KULP Use the Internet to transmit your voting instructions and for electronic delivery of information. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. Voting instructions must be received by 11:59 p.m. Eastern Time on April 21, 2022 (the "cut off date") for participants in the USS 401(k) Plan for USW-Represented Employees. During The Meeting - Go to www.virtualshareholdermeeting.com/X2022 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on the cut-off date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D67945-P67925-Z81944 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY UNITED STATES STEEL CORPORATION Proposal 1. Election of Directors For Against Abstain 1a. Tracy A. Atkinson ! ! ! 1b. David B. Burritt ! ! ! For Against Abstain 1c. Terry L. Dunlap ! ! ! Proposal 2. Approval, in a non-binding advisory vote, of the ! ! ! compensation of our Named Executive Officers (Say-on-Pay) 1d. John J. Engel ! ! ! Proposal 3. Ratification of appointment of PricewaterhouseCoopers ! ! ! LLP as independent registered public accounting firm 1e. John V. Faraci ! ! ! THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES IN PROPOSAL 1 AND FOR 1f. Murry S. Gerber ! ! ! PROPOSALS 2 AND 3. 1g. Jeh C. Johnson ! ! ! I hereby instruct Fidelity Management Trust Company to vote the number of shares of United States Steel Corporation stock 1h. Paul A. Mascarenas ! ! ! attributable to my account as specified above. 1i. Michael H. McGarry ! ! ! 1j. David S. Sutherland ! ! ! 1k. Patricia A. Tracey ! ! ! Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

UNITED STATES STEEL CORPORATION 2022 Annual Meeting of Stockholders April 26, 2022 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. D67946-P67925-Z81944 UNITED STATES STEEL CORPORATION Annual Meeting of Stockholders April 26, 2022 8:00 AM This instruction card is solicited by Fidelity Management Trust Company As a participant in the USS 401(k) Plan for USW-Represented Employees, you have the right to direct Fidelity Management Trust Company regarding how to vote the shares of United States Steel Corporation common stock attributable to your account at the Annual Meeting of Stockholders to be held on April 26, 2022. Your voting directions will be tabulated confidentially. Only Fidelity will have access to your individual voting directions. Unless otherwise required by law, the shares attributable to your account will be voted as directed; if no direction is made or if the card is not signed or the card is not received by April 21, 2022, the shares attributable to your account will be voted in the same proportion as directions received from participants. Continued and to be signed on reverse side

SCAN TO UNITED STATES STEEL CORPORATION VIEW MATERIALS & VOTE 600 GRANT STREET ROOM 1681 VOTE BY INTERNET PITTSBURGH, PA 15219 Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. Voting instructions must be received by 11:59 p.m. Eastern Time on April 25, 2022 (the day before the meeting date). During The Meeting - Go to www.virtualshareholdermeeting.com/X2022 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on April 25, 2022 (the day before the meeting date). Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D67947-P67925-Z81944 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY UNITED STATES STEEL CORPORATION Proposal 1. Election of Directors For Against Abstain 1a. Tracy A. Atkinson ! ! ! 1b. David B. Burritt ! ! ! For Against Abstain 1c. Terry L. Dunlap ! ! ! Proposal 2. Approval, in a non-binding advisory vote, of the ! ! ! compensation of our Named Executive Officers (Say-on-Pay) 1d. John J. Engel ! ! ! Proposal 3. Ratification of appointment of PricewaterhouseCoopers ! ! ! LLP as independent registered public accounting firm 1e. John V. Faraci ! ! ! THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES IN PROPOSAL 1 AND FOR 1f. Murry S. Gerber ! ! ! PROPOSALS 2 AND 3. 1g. Jeh C. Johnson ! ! ! The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned 1h. Paul A. Mascarenas ! ! ! stockholder(s). If no direction is made, this proxy will be voted: "FOR" the nominees in proposal 1 and "FOR" 1i. Michael H. McGarry ! ! ! proposals 2 and 3. If any other matters properly come before the meeting, the persons named in this proxy will vote in their discretion. 1j. David S. Sutherland ! ! ! 1k. Patricia A. Tracey ! ! ! Please sign exactly as your name(s) appear(s)
hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

D67948-P67925-Z81944

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoint(s) David B. Burritt and David S. Sutherland, or either of them, proxies to vote as herein directed on behalf of the undersigned at the Annual Meeting of Stockholders of United States Steel Corporation on April 26, 2022, and at any meeting resulting from an adjournment or postponement thereof and upon all other matters properly coming before the Meeting, including the proposals set forth in the proxy statement for such Meeting with respect to which the proxies are instructed to vote as indicated on the reverse side.

Continued and to be signed on reverse side

SCAN TO UNITED STATES STEEL CORPORATION VIEW MATERIALS & VOTE 600 GRANT STREET ROOM 1681 VOTE BY INTERNET PITTSBURGH, PA 15219 Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above ATTENTION: TUCKER J. KULP Use the Internet to transmit your voting instructions and for electronic delivery of information. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. Voting instructions must be received by 11:59 p.m. Eastern Time on April 21, 2022 (the "cut off date") for participants in the Big River Steel 401(k) Plan. During The Meeting - Go to www.virtualshareholdermeeting.com/X2022 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on the cut-off date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D67949-P67925-Z81944 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY UNITED STATES STEEL CORPORATION Proposal 1. Election of Directors For Against Abstain 1a. Tracy A. Atkinson ! ! ! 1b. David B. Burritt ! ! ! For Against Abstain 1c. Terry L. Dunlap ! ! ! Proposal 2. Approval, in a non-binding advisory vote, of the ! ! ! compensation of our Named Executive Officers (Say-on-Pay) 1d. John J. Engel ! ! ! Proposal 3. Ratification of appointment of PricewaterhouseCoopers ! ! ! LLP as independent registered public accounting firm 1e. John V. Faraci ! ! ! THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES IN PROPOSAL 1 AND FOR 1f. Murry S. Gerber ! ! ! PROPOSALS 2 AND 3. 1g. Jeh C. Johnson ! ! ! I hereby instruct Fidelity Management Trust Company to vote the number of shares of United States Steel Corporation stock 1h. Paul A. Mascarenas ! ! ! attributable to my account as specified above. 1i. Michael H. McGarry ! ! ! 1j. David S. Sutherland ! ! ! 1k. Patricia A. Tracey ! ! ! Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date